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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8038

INVESCO Variable Investment Funds, Inc.

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)

Robert H. Graham

11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:         (713) 626-1919

Date of fiscal year end:         12/31

Date of reporting period:     12/31/03

Explanatory Note

The Registrant is filing this Amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on February 25, 2004 and February 26, 2004 to provide the proper Certifications required by Rule 30a-2(a) and Rule 30a-2(b) of the Investment Company Act of 1940, as amended and to provide for execution of Form N-CSRs by the proper principal executive officer. This Form N-CSR/A also updates Item 9 “Controls and Procedures” and Item 10 “Exhibits” as required. Other than the aforementioned revisions this Form N-CSR/A does not reflect events occurring after the filings of the original Form N-CSR, or modify or update the disclosures therein in any way.

INVESCO VIF-Core Equity Fund

December 31, 2003

Annual Report

INVESCO VIF-CORE EQUITY FUND seeks to provide a high

total return through both growth and current income.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF–Core Equity Fund

Market turnaround benefits fund

INVESCO VIF-Core Equity Fund returned 22.60% for the fiscal year ended December 31, 2003. By comparison, the broad equity market as represented by the S&P 500 Index returned 28.67%. We attribute the fund’s underperformance to the fact that many stocks that performed well during 2003 did not meet our strict investment criteria, which are described below.

Market conditions

Amid a backdrop of generally improving economic conditions, the S&P 500 Index declined at the beginning of 2003, dropping to its lowest level of the year on March 11. The index then rallied, posting a cumulative total return of 40.86% from its low through the end of the reporting period.

During this rally, the United States and its allies took military action against Iraq and toppled the regime of Saddam Hussein. The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003. As of the close of the year, approximately 64% of the companies in the S&P 500 had reported third-quarter earnings that exceeded analysts’ expectations while approximately 20.5% had reported earnings that met those estimates. The job market, while improving, continued to be weak, however, as the nation’s unemployment rate stood at 5.7% at the close of the year.

For the first five months of the year, the Federal Reserve (the Fed) kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, its lowest level since 1958. At the time, the Fed said it favored a more expansive monetary policy because the economy had not yet exhibited sustainable growth. By October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak.

All sectors of the S&P 500 recorded gains for the fiscal year. Information technology, materials and consumer discretionary were the top-performing sectors while telecommunication services, consumer staples and health care were the weakest-performing sectors.

Small- and mid-cap stocks generally outperformed large-cap stocks for the year. The performance of growth and value stocks was similar, although mid-cap growth stocks generally outperformed their value counterparts.

Your fund

During the fiscal year, the fund’s management team was changed, and the fund transitioned to a new investment strategy, called core multiple attribute diversification. The new strategy was in place by the close of the fiscal year.

The core multiple attribute diversification strategy results in a blend of growth and value stocks with an emphasis on dividend-paying stocks—though not all holdings will be dividend payers. In implementing our strategy, we invest in stocks that display three attributes we consider attractive relative to the S&P 500.

Each stock selected for the portfolio meets at least one of these criteria:

•	a consistent above-average rate of earnings growth

•	a price-earnings ratio 20% below the market as represented by the S&P 500

•	a yield 20% above the market as represented by the S&P 500

For the fiscal year, our holdings in the information technology, materials, and financials sectors made the largest contributions to fund performance. These were among the best-performing sectors of the S&P 500.

Detracting from performance were holdings in the telecommunications services sector, which was the weakest performer within the S&P 500 Index, and our underweight in the consumer discretionary sector, one of the

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP 10 INDUSTRIES* as of 12/31/03		FUND VS. INDEXES
1. Pfizer Inc.	4.07%	1. Pharmaceuticals	8.63%	Total returns 12/31/02–12/31/03,
2. Microsoft Corp.	3.70	2. Thrifts & Mortgage Finance	8.61	excluding product issuer charges
3. General Electric Co.	3.50	3. Communications Equipment	5.10	INVESCO VIF–Core Equity Fund	22.60%
4. Cisco Systems, Inc.	3.47	4. Semiconductors	4.98	S&P 500 Index	28.67
5. Citigroup Inc.	3.38	5. Systems Software	4.92	Source: Lipper, Inc.
6. Fannie Mae	3.27	6. Industrial Machinery	4.03
7. Intel Corp.	2.88	7. Investment Banking & Brokerage	4.02	TOTAL NUMBER OF HOLDINGS*	55
8. Wal-Mart Stores, Inc.	2.88	8. Industrial Gases	3.55	TOTAL NET ASSETS	$109.2 million
9. Exxon Mobil Corp.	2.81	9. Industrial Conglomerates	3.50
10. Johnson & Johnson	2.80	10. Diversified Chemicals	3.43

Portfolio Manager

As of 12/31/03

Michael Heyman

Mark Lattis

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF–Core Equity Fund

top-performing sectors during the fiscal year.

■    A significant contributor among information technology holdings was Intel, the semiconductor giant, which reported revenue and earnings growth for the third quarter of 2003 versus the same quarter a year earlier.

■    Among financials, Citigroup, the world’s largest financial services firm, was a plus for the fund. The company increased its dividend rate during 2003 in light of more favorable tax treatment of dividend income.

■    Our overweighting in the materials sector helped the fund. In this sector, we added Weyerhaeuser Corp., the forest products company, to the portfolio during the fiscal year. The firm reported improved earnings and reduced debt for the third quarter of 2003 versus 2002. International Paper is another holding in the materials sector that produced strong results for the fund.

Telecommunications holdings that detracted from performance included the “baby Bells” Verizon and SBC Communications. As of the close of the fiscal year, we no longer held either security. Other poor-performing holdings that we eliminated from the portfolio included Merck and Lockheed Martin. In the consumer discretionary sector, eBay and Home Depot were disappointing for the fund.

As of the close of the fiscal year, the fund was positioned for continuation of the economic rebound, as it was overweight in the economically sensitive materials, financials, and industrials sectors.

In closing

We are pleased with the fund’s double-digit performance for the fiscal year. We remain committed to our investment strategy that focuses on stocks with consistent above-average earnings growth, a low price/earnings ratio, and/or high dividend yield.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (8/9/94)	10.57%
5 Years	1.69
1 Year	22.60

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500®) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

RESULTS OF A $10,000 INVESTMENT

8/9/94–12/31/03

Index data from 7/31/94

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Common Stocks–97.96%

Aerospace & Defense–2.73%
Honeywell International Inc.	51,900	$1,735,017
United Technologies Corp.	13,200	1,250,964
		2,985,981

Asset Management & Custody Banks–2.99%
Bank of New York Co., Inc. (The)	48,800	1,616,256
State Street Corp.	31,600	1,645,728
		3,261,984

Building Products–1.88%
Masco Corp.	74,700	2,047,527

Communications Equipment–5.10%
Cisco Systems, Inc.(a)	155,900	3,786,811
QUALCOMM Inc.	33,100	1,785,083
		5,571,894

Computer Hardware–1.96%
Dell Inc.(a)	62,900	2,136,084

Computer Storage & Peripherals–0.52%
EMC Corp.(a)	43,600	563,312

Construction & Farm Machinery & Heavy Trucks–1.13%
Deere & Co.	19,000	1,235,950

Consumer Finance–1.52%
MBNA Corp.	66,700	1,657,495

Diversified Banks–2.12%
Bank of America Corp.	28,800	2,316,384

Diversified Chemicals–3.43%
E. I. du Pont de Nemours & Co.	31,600	1,450,124
Eastman Chemical Co.	28,800	1,138,464
PPG Industries, Inc.	18,100	1,158,762
		3,747,350

Diversified Metals & Mining–1.62%
Phelps Dodge Corp.(a)	23,300	1,772,897

Drug Retail–2.30%
Walgreen Co.	69,000	2,510,220

Electrical Components & Equipment–1.02%
Emerson Electric Co.	17,200	1,113,700

Electronic Manufacturing Services–1.69%
Jabil Circuit, Inc.(a)	65,400	1,850,820

	Shares	Market Value

Forest Products–1.22%
Weyerhaeuser Co.	20,900	$1,337,600

General Merchandise Stores–1.75%
Target Corp.	49,700	1,908,480

Health Care Equipment–1.88%
Medtronic, Inc.	42,200	2,051,342

Home Improvement Retail–1.30%
Home Depot, Inc. (The)	39,900	1,416,051

Household Products–1.49%
Procter & Gamble Co. (The)	16,300	1,628,044

Hypermarkets & Super Centers–2.88%
Wal-Mart Stores, Inc.	59,200	3,140,560

Industrial Conglomerates–3.50%
General Electric Co.	123,400	3,822,932

Industrial Gases–3.55%
Air Products & Chemicals, Inc.	29,900	1,579,617
Praxair, Inc.	60,200	2,299,640
		3,879,257

Industrial Machinery–4.03%
Eaton Corp.	15,300	1,652,094
Ingersoll-Rand Co.–Class A (Bermuda)	40,500	2,749,140
		4,401,234

Integrated Oil & Gas–2.81%
Exxon Mobil Corp.	74,800	3,066,800

Internet Retail–0.63%
eBay Inc.(a)	10,700	691,113

Investment Banking & Brokerage–4.02%
Goldman Sachs Group, Inc. (The)	24,900	2,458,377
Morgan Stanley	33,400	1,932,858
		4,391,235

Movies & Entertainment–0.81%
Viacom Inc.–Class B	19,900	883,162

Multi-Line Insurance–2.18%
American International Group, Inc.	35,900	2,379,452

Other Diversified Financial Services–3.38%
Citigroup Inc.	76,066	3,692,244

Paper Products–1.69%
International Paper Co.	42,700	1,840,797

INVESCO VIF – CORE EQUITY FUND

	Shares	Market Value

Pharmaceuticals–8.63%
Johnson & Johnson	59,200	$3,058,272
Pfizer Inc.	125,780	4,443,807
Wyeth	45,400	1,927,230
		9,429,309

Property & Casualty Insurance–0.97%
Allstate Corp. (The)	24,500	1,053,990

Semiconductors–4.98%
Altera Corp.(a)	59,500	1,350,650
Intel Corp.	97,700	3,145,940
Maxim Integrated Products, Inc.	19,000	946,200
		5,442,790

Soft Drinks–2.04%
PepsiCo, Inc.	47,900	2,233,098

Specialty Stores–0.68%
Bed Bath & Beyond Inc.(a)	17,200	745,620

Systems Software–4.92%
Microsoft Corp.	146,700	4,040,118
Oracle Corp.(a)	101,300	1,337,160
		5,377,278

	Shares	Market Value

Thrifts & Mortgage Finance–8.61%
Fannie Mae	47,600	$3,572,856
Freddie Mac	24,600	1,434,672
MGIC Investment Corp.	9,500	540,930
PMI Group, Inc. (The)	45,100	1,679,073
Radian Group Inc.	44,500	2,169,375
		9,396,906
Total Common Stocks (Cost $97,613,701)		106,980,892

	Principal Amount
Bonds & Notes–0.26%

Electric Utilities–0.26%
Public Service of New Mexico, Series B, Sr. Unsec. Notes, 7.50%, 08/01/18 (Cost $234,080)	$250,000	280,848

	Shares
Money Market Funds–1.64%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $1,791,903)(b)	1,791,903	1,791,903
TOTAL INVESTMENTS–99.86% (Cost $99,639,684)		109,053,643
OTHER ASSETS LESS LIABILITIES–0.14%		149,528
NET ASSETS–100.00%		$109,203,171

Investment Abbreviations:
Sr. –Senior
Unsec. –Unsecured

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – CORE EQUITY FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $97,847,781)	$107,261,740
Investments in affiliated money market funds (cost $1,791,903)	1,791,903
Receivables for:
Investments sold	202,437
Capital stock sold	111,330
Dividends and interest	94,033
Amount due from advisor	162
Investment for deferred compensation and retirement plans	9,259
Total assets	109,470,864

Liabilities:
Payables for:
Investments purchased	243,860
Capital stock reacquired	4,814
Deferred compensation and retirement plans	11,296
Accrued directors’ fees	211
Accrued operating expenses	7,512
Total liabilities	267,693
Net assets applicable to shares outstanding	$109,203,171

Net assets consist of:
Capital (par value and additional paid-in)	$114,500,597
Undistributed net investment income	813,907
Undistributed net realized gain (loss) from investment securities and foreign currencies	(15,525,292)
Unrealized appreciation of investment securities	9,413,959
$109,203,171

Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	6,096,668
Net asset value per share	$17.91

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $11,858)	$1,848,064
Dividends from affiliated money market funds	12,003
Interest	64,002
Total investment income	1,924,069

Expenses:
Advisory fees	750,363
Administrative services fees	275,129
Custodian fees	15,411
Transfer agent fees	6,901
Directors’ fees	15,024
Other	41,816
Total expenses	1,104,644
Less: Fees waived and expense offset arrangements	(1,919)
Net expenses	1,102,725
Net investment income	821,344

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	4,572,745
Foreign currencies	(11)
4,572,734
Change in net unrealized appreciation of investment securities	15,106,971
Net gain from investment securities and foreign currencies	19,679,705
Net increase in net assets resulting from operations	$20,501,049

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – CORE EQUITY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002
Operations:
Net investment income	$821,344	$1,154,164
Net realized gain (loss) from investment securities and foreign currencies	4,572,734	(14,571,062)
Change in net unrealized appreciation (depreciation) of investment securities	15,106,971	(12,412,897)
Net increase (decrease) in net assets resulting from operations	20,501,049	(25,829,795)
Distributions to shareholders from net investment income	(1,157,473)	(1,649,030)
Share transactions–net	(5,671,282)	(10,744,071)
Net increase (decrease) in net assets	13,672,294	(38,222,896)

Net assets:
Beginning of year	95,530,877	133,753,773
End of year (including undistributed net investment income of $813,907 and $1,150,047 for 2003 and 2002, respectively)	$109,203,171	$95,530,877

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – CORE EQUITY FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO V.I.F. Core Equity Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek a high total return through growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – CORE EQUITY FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 2—Advisory Fees and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of the Class to 1.15%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $162.

During the year ended December 31, 2003, IFG reimbursed expenses of $1,250. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG. During the year ended December 31, 2003, the Fund made no reimbursement to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $275,129 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Fund	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$ —	$15,569,654	$(13,777,751)	$ —	$1,791,903	$12,003	$ —

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $507 under an expense offset agreement, which resulted in a reduction of the Fund’s total expenses of $507.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

INVESCO VIF – CORE EQUITY FUND

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings up to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Distributions paid from ordinary income	$1,157,473	$1,649,030

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$822,062
Unrealized appreciation—investments	9,399,220
Temporary book/tax differences	(8,155)
Capital loss carryforward	(15,430,511)
Post-October capital loss deferral	(80,042)
Capital (par value and additional paid in)	114,500,597
Total net assets	$109,203,171

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund utilized $3,789,633 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2009	$1,701,154
December 31, 2010	13,729,357
Total capital loss carryforward	$15,430,511

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $89,714,98 and $95,962,171, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,153,372
Aggregate unrealized (depreciation) of investment securities	(754,152)
Net unrealized appreciation of investment securities	$9,399,220
Cost of investments for tax purposes is $99,654,423.

NOTE 10—Reclassification of Permanent Differences

As a result of differing book/tax treatment of foreign currency transactions, on December 31, 2003, undistributed net investment income was decreased by $11, undistributed net realized gains increased by $11. This reclassification had no effect on the net assets of the Fund.

INVESCO VIF – CORE EQUITY FUND

NOTE 11—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold:	798,683	$12,750,696	1,594,563	$27,495,482
Issued as reinvestment of dividends:	66,598	1,157,473	111,669	1,649,030
Reacquired:	(1,237,009)	(19,579,451)	(2,434,718)	(39,888,583)
	(371,728)	$(5,671,282)	(728,486)	$(10,744,071)

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001	2000	1999
Net asset value, beginning of period	$14.77		$18.58	$20.71	$21.01	$18.61
Income from investment operations:
Net investment income	0.13		0.21	0.20	0.23	0.26
Net gains (losses) on securities (both realized and unrealized)	3.20		(3.76)	(2.06)	0.72	2.50
Total from investment operations	3.33		(3.55)	(1.86)	0.95	2.76
Less distributions:
Dividends from net investment income	(0.19)		(0.26)	(0.21)	(0.02)	(0.25)
Distributions from net realized gains	—		—	(0.06)	(1.23)	(0.11)
Total distributions	(0.19)		(0.26)	(0.27)	(1.25)	(0.36)
Net asset value, end of period	$17.91		$14.77	$18.58	$20.71	$21.01
Total return(a)	22.60%		(19.11)%	(8.97)%	4.87%	14.84%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$109,203		$95,531	$133,754	$126,683	$79,893
Ratio of expenses to average net assets	1.10	%(b)	1.12%	1.09%	1.08%	1.05%
Ratio of net investment income to average net assets	0.82	%(b)	0.99%	1.27%	1.37%	1.38%
Portfolio turnover rate	93%		49%	29%	69%	86%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods.
(b)	Ratios are based on average daily net assets of $100,048,416.

NOTE 13—Legal proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

INVESCO VIF – CORE EQUITY FUND

NOTE 13—Legal proceedings—continued

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – CORE EQUITY FUND

NOTE 14—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between A I M Advisors, Inc. (“AIM”) and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization that provides for the redomestication of the Fund as a series portfolio of a newly formed Delaware Trust.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – CORE EQUITY FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Core Equity Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – CORE EQUITY FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – CORE EQUITY FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended December 31, 2003, 100% is eligible for the dividends received deduction for corporations.

INVESCO VIF – CORE EQUITY FUND

INVESCO VIF-Dynamics Fund

December 31, 2003

Annual Report

INVESCO VIF-DYNAMICS FUND seeks to provide

long-term capital growth.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF–Dynamics Fund

Mid-cap rally helps fund post double-digit returns

For the fiscal year ended December 31, 2003, INVESCO VIF-Dynamics Fund returned 37.82%. For the same period, the fund’s broad-based index, the S&P Midcap 400 Index, returned 35.62%, while it’s style-specific index, the Russell Midcap® Growth Index, returned 42.71%. The fund outperformed its broad-based index due to the fund’s emphasis on information technology stocks—one of the best-performing sectors in the index for the year ended December 31, 2003.

Market conditions

Amid a backdrop of generally improving economic conditions, the S&P 500® Index, frequently cited as a measure of the performance of the U.S. stock market in general, returned 28.67% for the year ended December 31, 2003. The index declined at the beginning of 2003, dropping to its lowest level of the year on March 11. The index then rallied, posting a gain of 40.86% from its low through the end of the reporting period. Small- and mid-cap stocks generally outperformed large-cap stocks for the year. The performance of growth and value stocks was similar, although mid-cap growth stocks generally outperformed their value counterparts.

During this rally, the United States and its allies took military action against Iraq and toppled the regime of Saddam Hussein. The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 1.4% in the first quarter, 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003. As of the close of the year, approximately 64% of the companies in the S&P 500 had reported third-quarter earnings that exceeded analysts’ expectations while approximately 20.5% had reported earnings that met those estimates.

For the first five months of the year, the Federal Reserve (the Fed) kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, its lowest level since 1958. At the time, the Fed said it favored a more expansive monetary policy because the economy had not yet exhibited sustainable growth. By October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak.

Your fund

As noted, the fund’s mid-cap growth stock focus was in favor during the reporting period. When making stock selections for the fund, we go beyond simply identifying mid-cap growth stocks. We strive to hold a mix of what we consider to be core and potential core growth companies. Core growth companies are typically industry leaders producing relatively stable returns, while potential core companies are those experiencing accelerated growth driven by factors that create the potential for rapid sales and earnings growth.

Many stocks that were out of favor last year, rebounded strongly at the start of 2003. To help gain exposure to this rally, we increased our potential or non-core stock exposure in the areas of technology, industrials and wireless communications. In the consumer sector, we increased our retail exposure by adding some exposure to restaurants and leisure companies. In the health care sector, we focused on higher-growth device companies, biotechnology firms and specialty pharmaceutical stocks.

Strong stock selection in technology and health care stocks contributed the most to fund returns during the fiscal year as information technology was the best performing mid-cap sector during the fiscal year.

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP 10 INDUSTRIES* as of 12/31/03		FUND VS. INDEXES
1. Manpower Inc.	1.6%	1. Application Software	6.7%	Total returns 12/31/02–12/31/03 excluding product
2. Cox Communications Inc.-Class A	1.5	2. Communications Equipment	5.2	issuer charges
3. Apollo Group, Inc. -Class A	1.5	3. Broadcasting & Cable TV	5.0	INVESCO VIF-Dynamics Fund	37.82%
4. Teva Pharmaceuticals		4. Semiconductors	5.0	S&P MidCap 400 Index	35.62
Industries Ltd.—ADR (Israel)	1.4	5. Pharmaceuticals	4.5	Russell Midcap Growth Index	42.71
5. Zimmer Holdings, Inc.	1.4	6. Health Care Equipment	3.9	Source: Lipper, Inc.
6. Mandalay Resort Group	1.4	7. Asset Management & Custody Banks	3.6
7. Shire Pharmaceuticals Group		8. Biotechnology	3.3	TOTAL NUMBER OF HOLDINGS*	134
PLC-ADR (United Kingdom)	1.3	9. Data Processing & Outsourced Services	3.2	TOTAL NET ASSETS	$169.3 million
8. Microchip Technology Inc.	1.3	10. Semiconductor Equipment	3.0
9. Hilton Hotels Corp.	1.3
10. Univision Communications Inc. -Class A	1.3

Portfolio Management Team

As of 12/31/03

Timothy J. Miller, Lead Manager

Michelle Espelien Fenton

*	Excludes money market fund holdings and is based on total net assets.
The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF–Dynamics Fund

Fund holdings that benefited from the strong tech environment and contributed to fund performance included Veritas Software, a developer of data availability software and Amdocs Limited, a supplier of operations support software.

Health care stocks contributed the second biggest boost to the fund’s annual returns. Key contributors included Teva Pharmaceuticals, a global pharmaceutical company based in Israel, which reported a 63% increase in net income for the third quarter of 2003 compared with the same period in 2002. Gilead Sciences, a biophar-maceutical company, also outperformed after reporting a 50% increase in total revenues for the third quarter of 2003 compared to the same period a year ago.

Stocks that detracted from fund performance during the reporting period included Network Associates, a security software company which had to restate revenues and earnings due to an investigation, and Universal Health Services, which encountered labor cost control issues that subsequently led analysts to lower the company’s earnings-per-share forecast. As both stocks proved detrimental to fund performance, we sold them during the fiscal year.

In closing

After several challenging years in the market, we were pleased to provide shareholders with double-digit returns in 2003. Our focus remained on medium-sized companies that we believe have the potential for above-average, long-term earnings growth.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (8/22/97)	2.87%
5 Years	-0.61
1 Year	37.82

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

RESULTS OF A $10,000 INVESTMENT

8/22/97–12/31/03

Index data from 8/31/97

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

Investing small and mid-sized companies involves risks not associated with investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

Additionally, small companies may have business risk, stock price fluctuations and illiquidity.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

About indexes used in this report

The unmanaged Standard & Poor’s MidCap 400 Index (the S&P 400) represents the performance of mid-capitalization stocks. In addition to the index used in previous reports on your fund, we have added the S&P Midcap 400 Index to this report to give you an idea of how your fund performed compared to the broad equity market.

The unmanaged Russell Midcap Growth Index is a subset of the Russell Midcap® Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Common Stocks & Other Equity Interests–98.32%

Advertising–1.60%
Lamar Advertising Co.(a)	30,800	$1,149,456
Omnicom Group Inc.	17,830	1,557,094
		2,706,550

Agricultural Products–0.29%
Bunge Ltd. (Bermuda)	14,900	490,508

Air Freight & Logistics–0.19%
Robinson (C.H.) Worldwide, Inc.	8,400	318,444

Apparel Retail–1.66%
Ross Stores, Inc.	52,200	1,379,646
TJX Cos., Inc. (The)	64,500	1,422,225
		2,801,871

Apparel, Accessories & Luxury Goods–0.70%
Polo Ralph Lauren Corp.	41,200	1,186,560

Application Software–6.74%
Amdocs Ltd. (United Kingdom)(a)	61,200	1,375,776
BEA Systems, Inc.(a)	108,500	1,334,550
Cognos, Inc. (Canada)(a)	37,800	1,157,436
Fair Issac Corp.	16,100	791,476
FileNet Corp.(a)	23,400	633,672
Intuit Inc.(a)	33,220	1,757,670
Mercury Interactive Corp.(a)	9,120	443,597
PeopleSoft, Inc.(a)	18,700	426,360
Siebel Systems, Inc.(a)	138,940	1,927,098
Software HOLDRS Trust	41,000	1,559,230
		11,406,865

Asset Management & Custody Banks–3.60%
Franklin Resources, Inc.	33,100	1,723,186
Legg Mason, Inc.	26,300	2,029,834
Northern Trust Corp.	25,180	1,168,856
T. Rowe Price Group Inc.	24,800	1,175,768
		6,097,644

Automobile Manufacturers–0.89%
Porsche A.G.–Pfd. (Germany)	2,550	1,509,261

	Shares	Market Value

Biotechnology–3.25%
Chiron Corp.(a)	21,400	$1,219,586
Genzyme Corp.(a)	22,300	1,100,282
Gilead Sciences, Inc.(a)	35,300	2,052,342
Invitrogen Corp.(a)	16,200	1,134,000
		5,506,210

Broadcasting & Cable TV–5.03%
Cox Communications, Inc.–Class A(a)	74,300	2,559,635
Cox Radio, Inc.–Class A(a)	70,300	1,773,669
EchoStar Communications Corp.–Class A(a)	57,780	1,964,520
Univision Communications Inc.–Class A(a)	55,700	2,210,733
		8,508,557

Casinos & Gaming–2.29%
International Game Technology	24,400	871,080
Mandalay Resort Group	51,900	2,320,968
Station Casinos, Inc.	22,500	689,175
		3,881,223

Communications Equipment–5.18%
Advanced Fibre Communications, Inc.(a)	41,400	834,210
Alcatel S.A.–ADR (France)(a)	39,900	512,715
Comverse Technology, Inc.(a)	100,600	1,769,554
Corning Inc.(a)	119,300	1,244,299
Emulex Corp.(a)	62,900	1,678,172
Foundry Networks, Inc.(a)	58,700	1,606,032
Juniper Networks, Inc.(a)	60,100	1,122,668
		8,767,650

Computer Storage & Peripherals–1.80%
Lexmark International, Inc.(a)	25,200	1,981,728
Network Appliance, Inc.(a)	51,500	1,057,295
		3,039,023

Construction & Farm Machinery & Heavy Trucks–1.72%
Cummins Inc.	7,200	352,368
Navistar International Corp.(a)	24,600	1,178,094
PACCAR Inc.	16,200	1,378,944
		2,909,406

INVESCO VIF – DYNAMICS FUND

	Shares	Market Value

Data Processing & Outsourced Services–3.15%
Computer Sciences Corp.(a)	31,800	$1,406,514
DST Systems, Inc.(a)	35,900	1,499,184
Fiserv, Inc.(a)	35,700	1,410,507
Hewitt Associates, Inc.–Class A(a)	33,900	1,013,610
		5,329,815

Department Stores–0.32%
Kohl’s Corp.(a)	12,000	539,280

Distillers & Vintners–0.35%
Constellation Brands, Inc.–Class A(a)	18,200	599,326

Diversified Commercial Services–2.70%
Apollo Group, Inc.–Class A(a)	36,950	2,512,600
Career Education Corp.(a)	34,200	1,370,394
Cintas Corp.	13,700	686,781
		4,569,775

Electronic Equipment Manufacturers–1.28%
Amphenol Corp.–Class A(a)	23,200	1,483,176
Vishay Intertechnology, Inc.(a)	29,800	682,420
		2,165,596

Electronic Manufacturing Services–2.65%
Jabil Circuit, Inc.(a)	32,600	922,580
Molex Inc.	45,837	1,599,253
Sanmina-SCI Corp.(a)	81,500	1,027,715
Solectron Corp.(a)	157,600	931,416
		4,480,964

Employment Services–2.83%
Manpower Inc.	56,700	2,669,436
Robert Half International Inc.(a)	91,100	2,126,274
		4,795,710

Environmental Services–1.10%
Republic Services, Inc.	72,400	1,855,612

Footwear–0.78%
NIKE, Inc.–Class B	19,200	1,314,432

Health Care Equipment–3.90%
Bard (C.R.), Inc.	3,800	308,750
Biomet, Inc.	23,700	862,917
Boston Scientific Corp.(a)	37,300	1,371,148
Stryker Corp.	5,400	459,054
Varian Medical Systems, Inc.(a)	18,500	1,278,350
Zimmer Holdings, Inc.(a)	33,000	2,323,200
		6,603,419

	Shares	Market Value

Health Care Facilities–0.38%
Health Management Associates, Inc.–Class A	27,000	$648,000

Health Care Services–1.51%
AdvancePCS(a)	18,900	995,274
Caremark Rx, Inc.(a)	32,700	828,291
Medco Health Solutions, Inc.(a)	21,300	723,987
		2,547,552

Health Care Supplies–1.34%
Alcon, Inc. (Switzerland)	30,500	1,846,470
Smith & Nephew PLC (United Kingdom)	49,800	417,247
		2,263,717

Homebuilding–1.06%
D.R. Horton, Inc.	11,900	514,794
Pulte Homes, Inc.	13,600	1,273,232
		1,788,026

Hotels, Resorts & Cruise Lines–1.80%
Hilton Hotels Corp.	130,900	2,242,317
Starwood Hotels & Resorts Worldwide, Inc.	22,200	798,534
		3,040,851

Industrial Gases–0.70%
Praxair, Inc.	31,000	1,184,200

Industrial Machinery–2.26%
Donaldson Co., Inc.	3,100	183,396
Eaton Corp.	15,700	1,695,286
Illinois Tool Works Inc.	9,900	830,709
Ingersoll-Rand Co.–Class A (Bermuda)	16,400	1,113,232
		3,822,623

Integrated Oil & Gas–1.05%
Murphy Oil Corp.	27,300	1,782,963

Internet Software & Services–1.16%
VeriSign, Inc.(a)	120,200	1,959,260

Investment Banking & Brokerage–0.77%
Ameritrade Holding Corp.(a)	35,800	503,706
Lehman Brothers Holdings Inc.	10,366	800,462
		1,304,168

Leisure Products–0.57%
Marvel Enterprises, Inc.(a)	33,400	972,274

Life & Health Insurance–0.01%
AFLAC Inc.	700	25,326

INVESCO VIF – DYNAMICS FUND

	Shares	Market Value

Managed Health Care–2.12%
Aetna Inc.	24,000	$1,621,920
Anthem, Inc.(a)	17,000	1,275,000
WellPoint Health Networks Inc.(a)	7,200	698,328
		3,595,248

Metal & Glass Containers–0.84%
Ball Corp.	24,000	1,429,680

Office Electronics–0.21%
Zebra Technologies Corp.–Class A(a)	5,400	358,398

Oil & Gas Equipment & Services–0.95%
Smith International, Inc.(a)	38,800	1,610,976

Oil & Gas Exploration & Production–1.60%
Apache Corp.	16,321	1,323,633
Talisman Energy Inc. (Canada)	24,500	1,386,700
		2,710,333

Pharmaceuticals–4.45%
Barr Pharmaceuticals Inc.(a)	14,150	1,088,842
Pharmaceutical Resources, Inc.(a)	7,300	475,595
Shire Pharmaceuticals Group PLC–ADR (United Kingdom)(a)	78,400	2,277,520
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	41,300	2,342,123
Valeant Pharmaceuticals International	53,400	1,343,010
		7,527,090

Property & Casualty Insurance–1.49%
Ambac Financial Group, Inc.	16,300	1,131,057
SAFECO Corp.	35,600	1,385,908
		2,516,965

Publishing–0.00%
Knight-Ridder, Inc.	100	7,737

Regional Banks–0.30%
Banknorth Group, Inc.	6,100	198,433
Synovus Financial Corp.	10,700	309,444
		507,877

Restaurants–2.14%
Applebee’s International, Inc.	23,400	918,918
CBRL Group, Inc.	49,300	1,886,218
Starbucks Corp.(a)	24,900	823,194
		3,628,330

	Shares	Market Value

Semiconductor Equipment–3.03%
ASML Holding N.V.-New York Shares (Netherlands)(a)	48,300	$968,415
KLA-Tencor Corp.(a)	30,800	1,807,036
Lam Research Corp.(a)	42,400	1,369,520
Novellus Systems, Inc.(a)	23,200	975,560
		5,120,531

Semiconductors–4.98%
Altera Corp.(a)	24,480	555,696
Linear Technology Corp.	45,080	1,896,516
Maxim Integrated Products, Inc.	27,960	1,392,408
Microchip Technology Inc.	67,682	2,257,872
Semiconductor HOLDRs Trust	15,000	621,000
Xilinx, Inc.(a)	44,190	1,711,921
		8,435,413

Specialty Chemicals–0.09%
Rohm & Haas Co.	3,600	153,756

Specialty Stores–2.50%
Advance Auto Parts, Inc.(a)	13,800	1,123,320
Staples, Inc.(a)	80,000	2,184,000
Tiffany & Co.	20,500	926,600
		4,233,920

Systems Software–2.88%
Adobe Systems Inc.	23,500	923,550
Symantec Corp.(a)	59,900	2,075,535
VERITAS Software Corp.(a)	50,500	1,876,580
		4,875,665

Technology Distributors–1.05%
CDW Corp.	30,900	1,784,784

Thrifts & Mortgage Finance–0.72%
PMI Group, Inc. (The)	32,700	1,217,421

Trading Companies & Distributors–0.93%
Fastenal Co.	31,500	1,573,110

Wireless Telecommunication Services–1.43%
Nextel Communications, Inc.–Class A(a)	48,300	1,355,298
Nextel Partners, Inc.–Class A(a)	79,150	1,064,567
		2,419,865
Total Common Stocks & Other Equity Interests (Cost $135,212,830)		166,429,760

INVESCO VIF – DYNAMICS FUND

	Shares	Market Value

Money Market Funds–1.95%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $3,303,049)(b)	3,303,049	$3,303,049
TOTAL INVESTMENTS–100.27% (Cost $138,515,879)		169,732,809
OTHER ASSETS LESS LIABILITIES–(0.27%)		(463,521)
NET ASSETS–100.00%		$169,269,288

Investment Abbreviations:
ADR – American Depositary Receipt
HOLDRS– Holding Company Receipts
Pfd. – Preferred

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – DYNAMICS FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $135,212,830)	$166,429,760
Investments in affiliated money market funds (cost $3,303,049)	3,303,049
Receivables for:
Investments sold	1,062,014
Capital stock sold	76,660
Dividends	89,275
Investment for deferred compensation and retirement plans	8,532
Total assets	170,969,290

Liabilities:
Payables for:
Investments purchased	1,602,281
Capital stock reacquired	80,439
Deferred compensation and retirement plans	9,920
Accrued transfer agent fees	254
Accrued operating expenses	7,108
Total liabilities	1,700,002
Net assets applicable to shares outstanding	$169,269,288

Net assets consist of:
Capital (par value and additional paid-in)	$272,357,787
Undistributed net investment income (loss)	(5,658)
Undistributed net realized gain (loss) from investment securities and foreign currencies	(134,299,771)
Unrealized appreciation of investment securities	31,216,930
$169,269,288

Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	14,380,080
Net asset value per share	$11.77

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $7,349)	$527,269
Dividends from affiliated money market funds*	34,178
Interest	34,426
Total investment income	595,873

Expenses:
Advisory fees	1,023,701
Administrative services fees	371,708
Custodian fees	49,336
Interest	2,472
Transfer agent fees	4,661
Directors’ fees	13,888
Other	100,517
Total expenses	1,566,283
Less: Fees waived, expenses reimbursed and expense offset arrangements	(17,448)
Net expenses	1,548,835
Net investment income (loss)	(952,962)

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	14,657,038
Foreign currencies	(2,505)
14,654,533
Change in net unrealized appreciation (depreciation) of:
Investment securities	29,178,202
Foreign currencies	(30,849)
29,147,353
Net gain from investment securities and foreign currencies	43,801,886
Net increase in net assets resulting from operations	$42,848,924
*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – DYNAMICS FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income (loss)	$(952,962)	$(1,055,590)
Net realized gain (loss) from investment securities and foreign currencies	14,654,533	(67,390,250)
Change in net unrealized appreciation of investment securities and foreign currencies	29,147,353	12,696,689
Net increase (decrease) in net assets resulting from operations	42,848,924	(55,749,151)
Share transactions–net	10,285,394	(2,831,511)
Net increase (decrease) in net assets	53,134,318	(58,580,662)

Net assets:
Beginning of year	116,134,970	174,715,632
End of year (including undistributed net investment income (loss) of $(5,658) and $(4,064) for 2003 and 2002, respectively)	$169,269,288	$116,134,970

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – DYNAMICS FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Dynamics Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – DYNAMICS FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.15%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, the advisor waived fees of $685.

During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $15,997. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG. During the year ended December 31, 2003, the Fund made no reimbursements to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $371,708 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

INVESCO VIF – DYNAMICS FUND

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Investments of Daily Available Cash Balances:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$161,319,877	$(158,016,828)	$—	$3,303,049	$31,056	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income*	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$258,609	$21,018,426	$(21,277,035)	$—	$—	$3,122	$—

Total	$258,609	$182,338,303	$(179,293,863)	$—	$3,303,049	$34,178	$—
*	Dividend income is net of fees paid to security lending counterparties of $3,317.

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $766 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $766.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2003, the amounts outstanding averaged $169,904 per day with a weighted average interest rate of 1.45% and incurred interest expense of $2,472.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the

INVESCO VIF – DYNAMICS FUND

INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At December 31, 2003, there were no securities on loan to brokers. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $3,122 for securities lending transactions.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation—investments	$25,244,434
Temporary book/tax differences	(5,658)
Capital loss carryforward	(128,327,275)
Capital (par value and additional paid-in)	272,357,787
Total net assets	$169,269,288

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable to the tax deferral of losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund utilized $6,267,665 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2008	$1,753,312
December 31, 2009	55,948,034
December 31, 2010	70,625,929
Total capital loss carryforward	$128,327,275

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $176,380,344 and $169,494,407, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$27,375,350
Aggregate unrealized (depreciation) of investment securities	(2,130,916)
Net unrealized appreciation of investment securities	$25,244,434
Cost of investments for tax purposes is $144,488,375.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2003, undistributed net investment income was increased by $951,368, undistributed net realized gains increased by $2,505 and paid in capital decreased by $953,873. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold	43,895,013	$426,395,783	81,041,237	$826,066,663
Reacquired	(43,111,961)	(416,110,389)	(81,373,631)	(828,898,174)
	783,052	$10,285,394	(332,394)	$(2,831,511)

INVESCO VIF – DYNAMICS FUND

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001	2000	1999
Net asset value, beginning of period	$8.54		$12.54	$18.21	$18.90	$12.15
Income from investment operations:
Net investment income (loss)	(0.07)		(0.00)	(0.00)	(0.00)	0.00
Net gains (losses) on securities (both realized and unrealized)	3.30		(4.00)	(5.67)	(0.67)	6.75
Total from investment operations	3.23		(4.00)	(5.67)	(0.67)	6.75
Less distributions:
Dividends from net investment income	—		—	—	—	(0.00)
Distributions from net realized gains	—		—	—	(0.02)	—
Total distributions	—		—	—	(0.02)	(0.00)
Net asset value, end of period	$11.77		$8.54	$12.54	$18.21	$18.90
Total return(a)	37.82%		(31.90)%	(31.14)%	(3.55)%	55.60%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$169,269		$116,135	$174,716	$170,610	$29,667
Ratio of expenses to average net assets	1.14	%(b)(c)	1.12%	1.08%	1.09%	1.26	%(b)
Ratio of net investment income (loss) to average net assets	(0.70	)%(c)	(0.75)%	(0.54)%	(0.24)%	0.04%
Portfolio turnover rate	129%		110%	62%	58%	70%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)	After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements were 1.15% and 2.25% for the year ended 2003 and 1999, respectively.
(c)	Ratios are based on average daily net assets of $136,493,501.

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

INVESCO VIF – DYNAMICS FUND

NOTE 13—Legal Proceedings—continued

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

NOTE 14—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – DYNAMICS FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Dynamics Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Dynamics Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – DYNAMICS FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – DYNAMICS FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

INVESCO VIF – DYNAMICS FUND

INVESCO VIF-Financial Services Fund

December 31, 2003

Annual Report

INVESCO VIF-FINANCIAL SERVICES FUND

seeks capital growth.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF-FINANCIAL SERVICES FUND

Rising markets help fund garner double-digit returns for the year

INVESCO VIF-Financial Services Fund returned 29.58% for the 12-month period ended December 31, 2003, slightly outperforming the broad equity market as represented by the S&P 500® Index, which returned 28.67%. However, the fund lagged the S&P 500 Financials Index, which gained 31.03%, during the same period.

Market conditions

U.S. stocks turned around dramatically in 2003, with the S&P 500 Index providing a double-digit gain. The majority of the year’s gains came in two spurts—one from mid-March to June as the U.S. began its war in Iraq followed by a quick resolution to the conflict, and the other from early August through the final quarter, when a recovery began to materialize in corporate earnings reports. All sectors of the S&P 500 recorded gains for the period, with information technology, consumer discretionary and materials among the top performers.

Financial stocks, in general, performed strongly in 2003, as investors jumped back into the stock market with conviction. Rising stocks and historically low interest rates helped banks with large capital markets operations outperform. Meanwhile, improving equity markets and a rebound in underwriting, and mergers and acquisitions boosted brokerages. The Federal Reserve noted in its November Beige Book report that economic expansion continued and investment banking activity had increased.

For example, FleetBoston Financial Corp led gainers in the banking sector, rising almost 80% for the year. FleetBoston rose sharply following news in October that it was being acquired by Bank of America.

Mortgage rates fell in June to a four-decade low. Rates then crept higher during the remainder of the year but remained historically low. Rising rates subsequently crimped mortgage volume nationwide as consumers slowed refinancings of existing loans. Commercial lending also remained weak as companies, fresh from two years of cost-cutting, remained cautious of capital spending and tapping their credit lines. In addition, although insurance premiums continued to rise, some insurers were dragged down by concerns about the adequacy of their reserves.

Your fund

Asset managers, custody banks, and investment banking and brokerages were generally the best performers for the period, thanks to the improving performance of capital markets. Other industries that aided performance included consumer finance, diversified banks, diversified capital markets and other diversified financial services. These industries outperformed because of their higher-than-average exposure to the capital markets, or they were benefactors of the improving economy through improving credit quality and/or revenue growth prospects.

Lehman Brothers Holdings, Inc. posted strong gains during the period thanks to better-than-expected earnings, strong issuance of fixed-income securities in a low interest rate environment, and high trading values in commodities and currency markets. Merrill Lynch & Co. also benefited from increased trading volumes related to the improving stock markets. During the period, Merrill enjoyed strong earnings due to better-than-expected revenue and expense trends. Citigroup, Inc., the nation’s largest financial services firm, also gained ground during the period by beating earnings estimates. Citigroup attributed the earnings growth to strong equity markets, as well as strength in global debt and

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP 10 INDUSTRIES* as of 12/31/03		FUND VS. INDEXES
1. Merrill Lynch & Co, Inc.	5.2%	1. Diversified Banks	20.8%	Total Returns 12/31/02–12/31/03, excluding product issuer charges
2. American International Group, Inc.	5.2	2. Investment Banking & Brokerage	15.1
3. Citigroup Inc.	4.9	3. Asset Management & Custody Banks	11.3	INVESCO VIF-Financial Services Fund	29.58%
4. Wachovia Corp.	4.7	4. Consumer Finance	7.1	S&P 500 Index	28.67
5. Bank of America Corp.	4.3	5. Diversified Capital Markets	6.7	S&P 500 Financials Index	31.03
6. Lehman Brothers Holdings Inc.	4.1	6. Property & Casualty Insurance	6.7	Source: Lipper, Inc.
7. J.P. Morgan Chase & Co.	3.9	7. Multi-Line Insurance	6.4
8. Wells Fargo & Co.	3.8	8. Thrifts & Mortgage Finance	6.4	TOTAL NUMBER OF HOLDINGS*	62
9. Bank of New York Co., Inc. (The)	3.3	9. Other Diversified Financial Services	4.9	TOTAL NET ASSETS	$210.4 million
10. Allstate Corp. (The)	2.9	10. Life & Health Insurance	3.1

Portfolio Manager

As of 12/31/03

Joseph W. Skornicka, CFA

*Excludes	money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF-FINANCIAL SERVICES FUND

equity underwriting and its global consumer businesses.

Some of the weaker-performing industries in the sector included insurance brokers and multi-line insurers. Weakening momentum in the pricing cycle for commercial lines held back insurance brokers, while multi-line insurer American International Group, Inc. (AIG) lagged during the period because of the reserve increase the company announced in early 2003 in response to adverse liability trends. Still, with insurance premiums trending higher and earnings remaining strong, we viewed this loss as a short-term setback and retained AIG in the fund.

Government-sponsored entity (GSE) Freddie Mac also underperformed during the period after announcing that its earnings would need to be restated due to accounting issues and a subsequent change in top management. The mortgage giant also experienced a marked decrease in prepayments of mortgages as homeowners slowed their rate of refinancing when mortgage rates rose over the summer and into the fall. Fifth Third Bancorp was another underperformer because of pressure on earnings growth related to an accounting systems related mishap announced in the fall of 2002.

During the period, we kept the fund diversified across the major industry categories within the financial services sector. We increased our positions in some of the more market and economically sensitive industries like investment banking and brokerage, diversified capital markets and consumer finance. Meanwhile, we decreased our weightings in some of the more defensive industries, such as regional banks, property and casualty insurance and reinsurance.

In closing

We are encouraged by the fund’s double-digit performance for the fiscal year. We remain committed to industry diversification and seeking out market-driven companies that are increasing their revenue streams along with their earnings.

RESULTS OF A $10,000 INVESTMENT

9/20/99–12/31/03

Index data from 9/30/99

Past performance cannot guarantee comparable future results.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (9/20/99)	7.75%
1 Year	29.58

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO Variable Investment Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. These sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

Investing in mid-sized companies may involve greater risk not associated with investing in more established companies.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance. The S&P 500 Financials Index is an unmanaged index that reflects the financial services sector of the S&P 500 Index.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Common Stocks & Other Equity Interests–96.18%

Asset Management & Custody Banks–11.28%
American Capital Strategies, Ltd.	55,100	$1,638,123
Bank of New York Co., Inc. (The)	207,175	6,861,636
Franklin Resources, Inc.	69,500	3,618,170
Investors Financial Services Corp.	16,700	641,447
Legg Mason, Inc.	59,300	4,576,774
Mellon Financial Corp.	47,700	1,531,647
Northern Trust Corp.	30,600	1,420,452
State Street Corp.	66,200	3,447,696
		23,735,945

Consumer Finance–7.07%
American Express Co.	123,900	5,975,697
Capital One Financial Corp.	89,200	5,467,068
MBNA Corp.	77,900	1,935,815
Providian Financial Corp.(a)	30,200	351,528
SLM Corp.	30,300	1,141,704
		14,871,812

Data Processing & Outsourced Services–0.26%
DST Systems, Inc.(a)	12,900	538,704

Diversified Banks–20.77%
Allied Irish Banks PLC (Ireland)	79,800	1,277,843
Anglo Irish Bank Corp. PLC (Ireland)	46,200	727,018
Bank of America Corp.	112,800	9,072,504
Bank One Corp.	90,200	4,112,218
BNP Paribas S.A. (France)	8,376	525,966
Canadian Imperial Bank of Commerce (Canada)	32,300	1,595,062
FleetBoston Financial Corp.	81,600	3,561,840
HSBC Holdings PLC (United Kingdom)	71,600	1,122,451
U.S. Bancorp	106,100	3,159,658
UniCredito Italiano S.p.A. (Italy)	133,500	718,739
Wachovia Corp.	211,400	9,849,126
Wells Fargo & Co.	135,150	7,958,983
		43,681,408

Diversified Capital Markets–6.74%
Credit Suisse Group (Switzerland)	59,500	2,170,570
J.P. Morgan Chase & Co.	221,400	8,132,022
UBS A.G. (Switzerland)	57,000	3,875,430
		14,178,022

	Shares	Market Value

Investment Banking & Brokerage–15.11%
Ameritrade Holding Corp.(a)	105,100	$1,478,757
Bear Stearns Cos. Inc. (The)	39,700	3,174,015
E*TRADE Financial Corp.(a)	95,000	1,201,750
Goldman Sachs Group, Inc. (The)	51,800	5,114,214
Lehman Brothers Holdings Inc.	112,400	8,679,528
Merrill Lynch & Co., Inc.	185,800	10,897,170
Morgan Stanley	21,500	1,244,205
		31,789,639

Investment Companies–Exchange Traded Funds–2.82%
Financial Select Sector SPDR Fund	211,100	5,938,243

Life & Health Insurance–3.13%
China Life Insurance Co., Ltd.–ADR (China)(a)	17,500	576,975
Prudential Financial, Inc.	125,100	5,225,427
UnumProvident Corp.	48,900	771,153
		6,573,555

Multi-Line Insurance–6.43%
American International Group, Inc.	164,350	10,893,118
Hartford Financial Services Group, Inc. (The)	44,700	2,638,641
		13,531,759

Other Diversified Financial Services–4.85%
Citigroup Inc.	210,340	10,209,904

Property & Casualty Insurance–6.70%
Allstate Corp. (The)	140,800	6,057,216
Ambac Financial Group, Inc.	15,700	1,089,423
SAFECO Corp.	114,000	4,438,020
Travelers Property Casualty Corp.–Class A	88,100	1,478,318
Travelers Property Casualty Corp.–Class B	61,200	1,038,564
		14,101,541

Regional Banks–2.98%
Charter One Financial, Inc.	21,400	739,370
Fifth Third Bancorp	38,325	2,265,007
M&T Bank Corp.	7,400	727,420
Southwest Bancorp. of Texas, Inc.	10,700	415,695
Synovus Financial Corp.	14,400	416,448
TCF Financial Corp.	17,900	919,165
Zions Bancorp.	12,600	772,758
		6,255,863

INVESCO VIF – FINANCIAL SERVICES FUND

	Shares	Market Value

Reinsurance–1.18%
Endurance Specialty Holdings Ltd. (Bermuda)	49,000	$1,643,950
Reinsurance Group of America, Inc.	21,500	830,975
		2,474,925

Specialized Finance–0.43%
CIT Group Inc.	25,300	909,535

Thrifts & Mortgage Finance–6.43%
Fannie Mae	50,700	3,805,542
Freddie Mac	26,850	1,565,892
PMI Group, Inc. (The)	81,600	3,037,968
Radian Group Inc.	104,800	5,109,000
		13,518,402
Total Common Stocks & Other Equity Interests (Cost $170,214,900)		202,309,257

	Shares	Market Value
Money Market Funds–3.76%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $7,917,749)(b)	7,917,749	$7,917,749
TOTAL INVESTMENTS–99.94% (Cost $178,132,649)		210,227,006
OTHER ASSETS LESS LIABILITIES–0.06%		125,031
NET ASSETS–100.00%		$210,352,037

Investment Abbreviations:

ADR – American Depositary Receipt
SPDR – Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – FINANCIAL SERVICES FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $170,214,900)	$202,309,257
Investments in affiliated money market funds (cost $7,917,749)	7,917,749
Foreign currencies, at value (cost $216,917)	219,210
Receivables for:
Investments sold	1,963,373
Capital stock sold	689,049
Dividends	255,277
Amount due from advisor	2,181
Investment for deferred compensation and retirement plans	9,876
Total assets	213,365,972

Liabilities:
Payables for:
Investments purchased	2,766,618
Capital stock reacquired	221,221
Deferred compensation and retirement plans	11,536
Accrued directors’ fees	237
Accrued operating expenses	14,323
Total liabilities	3,013,935
Net assets applicable to shares outstanding	$210,352,037

Net assets consist of:
Capital (par value and additional paid-in)	$202,285,711
Undistributed net investment income	1,395,549
Undistributed net realized gain (loss) from investment securities and foreign currencies	(25,423,972)
Unrealized appreciation of investment securities and foreign currencies	32,094,749
$210,352,037

Capital stock, $0.01 par value per share
Authorized	100,000,000
Outstanding	15,532,971
Net asset value per share	$13.54

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $12,076)	$3,192,419
Dividends from affiliated money market funds	19,772
Interest	39,866
Total investment income	3,252,057

Expenses:
Advisory fees	1,246,039
Administrative services fees	450,267
Custodian fees	24,372
Transfer agent fees	10,288
Directors’ fees	16,293
Other	65,140
Total expenses	1,812,399
Less: Fees waived, expenses reimbursed, and expense offset arrangements	(1,951)
Net expenses	1,810,448
Net investment income	1,441,609

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	9,572,996
Foreign currencies	(40,411)
9,532,585
Change in net unrealized appreciation (depreciation) of:
Investment securities	32,997,871
Foreign currencies	(42,201)
32,955,670
Net gain from investment securities and foreign currencies	42,488,255
Net increase in net assets resulting from operations	$43,929,864

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – FINANCIAL SERVICES FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income	$1,441,609	$963,543
Net realized gain (loss) from investment securities and foreign currencies	9,532,585	(16,310,581)
Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	32,955,670	(13,673,071)
Net increase (decrease) in net assets resulting from operations	43,929,864	(29,020,109)
Distributions to shareholders from net investment income	(968,154)	(933,303)
Share transactions–net	24,987,582	(10,728,178)
Net increase (decrease) in net assets	67,949,292	(40,681,590)

Net assets:
Beginning of year	142,402,745	183,084,335
End of year (including undistributed net investment income of $1,395,549 and $962,505 for 2003 and 2002, respectively)	$210,352,037	$142,402,745

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – FINANCIAL SERVICES FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Financial Services Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – FINANCIAL SERVICES FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of the Class to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $226.

During the year ended December 31, 2003, IFG reimbursed expenses of $963. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $450,267 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Fund	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$36,306,768	$(28,389,019)	$—	$7,917,749	$19,772	$—

INVESCO VIF – FINANCIAL SERVICES FUND

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $762 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $762.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that A  I  M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, the Fund did not participate in securities lending.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Distributions paid from ordinary income	$968,154	$933,303

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income (accumulated losses)	$1,437,599
Unrealized appreciation—investments	29,049,907
Temporary book/tax differences	(6,606)
Capital loss carryforward	(22,379,134)
Post-October foreign currency loss deferral	(35,440)
Capital (par value and additional paid-in)	202,285,711
Total net assets	$210,352,037

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $392.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

INVESCO VIF – FINANCIAL SERVICES FUND

The Fund utilized $6,915,721 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2009	$6,386,694
December 31, 2010	15,992,440
Total capital loss carryforward	$22,379,134

Note 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $127,681,685 and $103,929,916, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$30,314,860
Aggregate unrealized (depreciation) of investment securities	(1,265,345)
Net unrealized appreciation of investment securities	$29,049,515
Cost of investments for tax purposes is $181,177,491.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2003, undistributed net investment income (loss) was decreased by $40,411 and undistributed net realized gains increased by $40,411. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold	10,022,622	$115,989,532	16,017,368	$184,877,018
Issued as reinvestment of dividends	74,588	968,154	88,842	933,303
Reacquired	(8,121,088)	(91,970,104)	(17,294,874)	(196,538,499)
	1,976,122	$24,987,582	(1,188,664)	$(10,728,178)

INVESCO VIF – FINANCIAL SERVICES FUND

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,					September 20, 1999 (Date sales commenced) to December 31, 1999
	2003		2002	2001	2000
Net asset value, beginning of period	$10.50		$12.42	$13.84	$11.10	$10.00
Income from investment operations:
Net investment income	0.08		0.08	0.06	0.03	0.01
Net gains (losses) on securities (both realized and unrealized)	3.02		(1.93)	(1.43)	2.72	1.09
Total from investment operations	3.10		(1.85)	(1.37)	2.75	1.10
Less distributions:
Dividends from net investment income	(0.06)		(0.07)	(0.04)	—	—
Distributions from net realized gains	—		—	(0.01)	(0.01)	—
Total distributions	(0.06)		(0.07)	(0.05)	(0.01)	—
Net asset value, end of period	$13.54		$10.50	$12.42	$13.84	$11.10
Total return(a)	29.58%		(14.90)%	(9.88)%	24.80%	11.00%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$210,352		$142,403	$183,084	$220,316	$9,179
Ratio of expenses to average net assets	1.09	%(b)	1.09%	1.07%	1.09%	1.39	%(c)(d)
Ratio of net investment income to average net assets	0.87	%(b)	0.57%	0.46%	0.66%	0.67	%(c)
Portfolio turnover rate(e)	65%		72%	132%	114%	37%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect change at the separate account level which if included would reduce total returns for all periods shown.
(b)	Ratios are based on average daily net assets of $166,138,493.
(c)	Annualized.
(d)	After fee waivers and/or expense reimbursements. Prior to fee waivers and/or expense reimbursements ratio of expenses to average net assets was 2.48% (annualized) for the period September 21, 1999 (date sales commenced) to December 31, 1999.
(e)	Not annualized for periods less than one year.

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM) the position of Senior Vice President of AIM and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

INVESCO VIF – FINANCIAL SERVICES FUND

NOTE 13—Legal Proceedings—(continued)

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – FINANCIAL SERVICES FUND

NOTE 14—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF FINANCIAL SERVICES FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Financial Services Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Financial Services Fund (one of the funds constituting INVESCO Investment Variable Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – FINANCIAL SERVICES FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – FINANCIAL SERVICES FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended December 31, 2003, 100% is eligible for the dividends received deduction for corporations.

INVESCO VIF – FINANCIAL SERVICES FUND

INVESCO VIF-Growth Fund

December 31, 2003

Annual Report

INVESCO VIF-GROWTH FUND seeks long-term capital growth.

It also seeks current income.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF–Growth Fund

Fund posts double-digit return for fiscal year

For the fiscal year ended December 31, 2003, INVESCO VIF-Growth Fund produced total return of 29.87%. For the same period, the S&P 500 Index returned 28.68%, and the Russell 1000 Growth Index returned 29.75%.

Market conditions

Amid a backdrop of generally improving economic conditions, the S&P 500 Index declined at the beginning of 2003, dropping to its lowest level of the year on March 11. The index then rallied, posting a cumulative total return of 40.86% from its low through the end of the reporting period.

During this rally, the United States and its allies took military action against Iraq and toppled the regime of Saddam Hussein. The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003. As of the close of the year, approximately 64% of the companies in the S&P 500 had reported third-quarter earnings that exceeded analysts’ expectations while approximately 0.5% had reported earnings that met those estimates. The job market, while improving, continued to be weak, however, as the nation’s unemployment rate stood at 5.7% at the close of the year.

For the first five months of the year, the Federal Reserve (the Fed) kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, its lowest level since 1958. At the time, the Fed said it favored a more expansive monetary policy because the economy had not yet exhibited sustainable growth. By October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak.

All sectors of the S&P 500 recorded gains for the fiscal year. Information technology, materials and consumer discretionary were the top-performing sectors while telecommunication services, consumer staples and health care were the weakest-performing sectors.

Small- and mid-cap stocks generally outperformed large-cap stocks for the year. The performance of growth and value stocks was similar, although mid-cap growth stocks generally outperformed their value counterparts.

Your fund

We continued to focus on stocks of large companies—those with 10% and greater long-term growth in earnings and a market capitalization of $5 billion or greater. We managed the fund using multiple quantitative models meant to help us avoid stocks that have a high probability of missing their earnings estimates and underperforming the market. Uncharacteristically, such stocks performed well in 2003. For example, during December, mega-cap stocks with poor earnings revisions and poor sustainability metrics outperformed, and as a result, we underperformed the S&P 500 Index for the final quarter of 2003. Nevertheless, for the fiscal year as a whole, we tracked the performance of both the S&P 500 Index and the Russell 1000 Growth Index.

Information technology was the best performing sector for the fund, as it was for the S&P 500 Index. Our underweight position in consumer staples also helped the fund, as that was one of the poorer-performing sectors in the S&P 500 Index.

Some holdings that contributed to the fund’s positive performance include:

■    Zimmer Holdings, which designs, manufactures and distributes reconstructive implants and orthopedic surgical products. The

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP 10 INDUSTRIES* as of 12/31/03		FUND VS. INDEXES
1. Intel Corp.	4.75%	1. Systems Software	8.87%	Total returns 12/31/02–12/31/03,
2. Cisco Systems, Inc.	4.56	2. Health Care Equipment	8.69	excluding product issuer charges
3. UnitedHealth Group Inc.	3.57	3. Communications Equipment	6.97	INVESCO VIF–Growth Fund	29.87%
4. Microsoft Corp.	3.46	4. Semiconductors	6.29	S&P 500 Index	28.67
5. Nextel Communications, Inc.-A	2.79	5. Diversified Commercial Services	4.14	Russell 1000 Growth	29.75
6. Cendant Corp.	2.75	6. Consumer Finance	3.89	Source: Lipper, Inc.
7. Boston Scientific Corp.	2.74	7. Managed Health Care	3.57
8. VERITAS Software Corp.	2.70	8. Specialty Stores	3.22	TOTAL NUMBER OF HOLDINGS*	62
9. Yahoo! Inc.	2.59	9. Computer Storage & Peripherals	3.20	TOTAL NET ASSETS	$6.4 million
10. Zimmer Holdings, Inc.	2.57	10. Wireless Telecommunication Services	2.79

Portfolio Management Team

As of 12/31/02

Geoffrey V. Keeling, Co-manager

Robert L. Shoss, Co-manager

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF–GROWTH FUND

company, which operates worldwide, reported increased sales and earnings for the first nine months of 2003.

■    Yahoo!, the Internet portal, which reported revenue and earnings growth for the third quarter of 2003 versus the same period in 2002.

■    Nextel, the wireless provider, which reported growth in its subscriber base and in operating income and earnings per share for 2003 as a whole.

Holdings that detracted from performance included large pharmaceutical companies such as Pfizer and Johnson & Johnson. During the first half of the fiscal year, investors moved away from such defensive stocks and into more economically sensitive areas. As fundamentals deteriorated in the pharmaceutical sector, we sold our positions, and at the close of the fiscal year we no longer held either Pfizer or Johnson & Johnson.

The fund’s weighting in the pharmaceutical industry is the result of our bottom-up stock selection process, which, as said above, is driven by quantitative and qualitative processes intended to avoid earnings disappointments and other negatives. Over the course of the fiscal year, this process led us into more economically sensitive sectors such as technology and consumer discretionary and away from consumer staples.

In closing

We are pleased with the fund’s performance during this fiscal year. We continue to focus on large companies we believe are best situated to outperform as evidenced by growing earnings and revenues and strong cash flows.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (8/22/97)	-6.53%
5 Years	-15.21
1 Year	29.87

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

Principal risks of investing in the fund

At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

Portfolio turnover may be greater than that of most funds, which may affect performance.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

The unmanaged Russell 1000 Growth Index is a subset of the unmanaged Russell 1000 Index, which represents the performance of the stocks of large-capitalization companies; the Growth subset measures the performance of Russell 1000 companies with higher price/book ratios and higher forecasted growth values.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

RESULTS OF A $10,000 INVESTMENT

8/22/97–12/31/03

Index data from 8/31/97

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $4,000 and $8,000 is the same as that between $8,000 and $16,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

Schedule of Investments

December 31, 2003

	Shares	Market Value

COMMON STOCKS & OTHER EQUITY INTERESTS–93.66%

Aerospace & Defense–1.11%
United Technologies Corp.	750	$71,077

Apparel Retail–1.46%
Gap, Inc. (The)	4,040	93,768

Apparel, Accessories & Luxury Goods–1.61%
Coach, Inc.(a)	2,740	103,435

Application Software–1.11%
SAP A.G.-ADR (Germany)	1,720	71,483

Biotechnology–2.01%
Genentech, Inc.(a)	1,380	129,127

Casinos & Gaming–2.55%
International Game Technology	4,600	164,220

Communications Equipment–6.97%
Cisco Systems, Inc.(a)	12,080	293,423
Corning Inc.(a)	4,460	46,518
Juniper Networks, Inc.(a)	3,790	70,797
QLogic Corp.(a)	730	37,668
		448,406

Computer Hardware–2.35%
Dell Inc.(a)	4,460	151,462

Computer Storage & Peripherals–3.20%
EMC Corp.(a)	11,800	152,456
Network Appliance, Inc.(a)	2,590	53,173
		205,629

Consumer Finance–3.89%
American Express Co.	1,450	69,933
Capital One Financial Corp.	620	38,000
MBNA Corp.	1,560	38,766
SLM Corp.	2,740	103,243
		249,942

Diversified Commercial Services–4.14%
Apollo Group, Inc.–Class A(a)	1,310	89,080
Cendant Corp.(a)	7,950	177,047
		266,127

Electrical Components & Equipment–1.81%
Rockwell Automation, Inc.	3,270	116,412

	Shares	Market Value

Footwear–0.66%
NIKE, Inc.–Class B	620	$42,445

General Merchandise Stores–0.81%
Dollar General Corp.	2,490	52,265

Health Care Equipment–8.69%
Boston Scientific Corp.(a)	4,790	176,080
Guidant Corp.	1,670	100,534
St. Jude Medical, Inc.(a)	750	46,012
Stryker Corp.	830	70,558
Zimmer Holdings, Inc.(a)	2,350	165,440
		558,624

Health Care Services–1.78%
Caremark Rx, Inc.(a)	2,360	59,779
IMS Health Inc.	2,200	54,692
		114,471

Health Care Supplies–0.85%
Alcon, Inc. (Switzerland)	900	54,486

Home Entertainment Software–0.66%
Electronic Arts Inc.(a)	890	42,524

Home Improvement Retail–2.78%
Home Depot, Inc. (The)	2,450	86,951
Lowe’s Cos., Inc.	1,660	91,947
		178,898

Housewares & Specialties–1.77%
Fortune Brands, Inc.	1,590	113,669

Industrial Conglomerates–1.59%
3M Co.	1,200	102,036

Industrial Machinery–0.64%
Dover Corp.	1,040	41,340

Internet Retail–2.49%
Amazon.com, Inc.(a)	3,040	160,026

Internet Software & Services–2.59%
Yahoo! Inc.(a)	3,690	166,677

Investment Banking & Brokerage–0.85%
Ameritrade Holding Corp.(a)	3,880	54,592

IT Consulting & Other Services–0.89%
Accenture Ltd.–Class A (Bermuda)(a)	2,180	57,378

Managed Health Care–3.57%
UnitedHealth Group Inc.	3,950	229,811

INVESCO VIF – GROWTH FUND

	Shares	Market Value

Other Diversified Financial Services–2.01%
Citigroup Inc.	2,668	$129,505

Personal Products–1.71%
Avon Products, Inc.	1,630	110,009

Pharmaceuticals–1.62%
Mylan Laboratories Inc.	2,600	65,676
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	680	38,563
		104,239

Regional Banks–0.24%
Popular, Inc. (Puerto Rico)	350	15,729

Restaurants–0.64%
Starbucks Corp.(a)	1,240	40,994

Semiconductor Equipment–1.01%
Applied Materials, Inc.(a)	2,900	65,105

Semiconductors–6.29%
Altera Corp.(a)	2,070	46,989
Analog Devices, Inc.	1,140	52,041
Intel Corp.	9,480	305,256
		404,286

Specialty Stores–3.22%
AutoNation, Inc.(a)	2,090	38,393
Bed Bath & Beyond Inc.(a)	1,450	62,858
Staples, Inc.(a)	3,870	105,651
		206,902

	Shares	Market Value

Systems Software–8.87%
Adobe Systems Inc.	1,660	$65,238
Microsoft Corp.	8,070	222,248
Oracle Corp.(a)	3,300	43,560
Symantec Corp.(a)	1,900	65,835
VERITAS Software Corp.(a)	4,670	173,537
		570,418

Thrifts & Mortgage Finance–2.43%
Golden West Financial Corp.	800	82,552
New York Community Bancorp, Inc.	1,940	73,817
		156,369

Wireless Telecommunication Services–2.79%
Nextel Communications, Inc.–Class A(a)	6,400	179,584
Total Common Stocks & Other Equity Interests (Cost $5,093,267)		6,023,470
MONEY MARKET FUNDS–6.09%
INVESCO Treasurer's Series Money Market Reserve Fund (Cost $391,908)(b)	391,908	391,908
TOTAL INVESTMENTS–99.75% (Cost $5,485,175)		6,415,378
OTHER ASSETS LESS LIABILITIES–0.25%		16,205
NET ASSETS–100.00%		$6,431,583

Investment Abbreviations:

ADR – American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control ov AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – GROWTH FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $5,093,267)	$6,023,470
Investments in affiliated money market funds (cost $391,908)	391,908
Receivables for:
Capital stock sold	14,755
Dividends	1,120
Amount due from advisor	19,905
Investment for deferred compensation and retirement plans	1,603
Total assets	6,452,761

Liabilities:
Payables for:
Capital stock reacquired	30
Deferred compensation and retirement plans	1,652
Accrued transfer agent fees	416
Accrued operating expenses	19,080
Total liabilities	21,178
Net assets applicable to shares outstanding	$6,431,583

Net assets consist of:
Capital (par value and additional paid-in)	$11,076,816
Undistributed net investment income (loss)	(912)
Undistributed net realized gain (loss) from investment securities and foreign currencies	(5,574,524)
Unrealized appreciation of investment securities	930,203
$6,431,583
Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	1,048,415
Net asset value per share	$6.13

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $200)	$47,178
Dividends from affiliated money market funds*	1,217
Total investment income	48,395

Expenses:
Advisory fees	45,700
Administrative services fees	24,248
Custodian fees	9,939
Transfer agent fees	5,029
Trustees’ fees	8,701
Professional fees	31,126
Other	5,925
Total expenses	130,668
Less: Fees waived, expense reimbursed and expense offset arrangements	(49,838)
Net expenses	80,830
Net investment income (loss)	(32,435)

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	300,479
Foreign currencies	(115)
300,364
Change in net unrealized appreciation of investment securities	1,150,661
Net gain from investment securities and foreign currencies	1,451,025
Net increase in net assets resulting from operations	$1,418,590

*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – GROWTH FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income (loss)	$(32,435)	$(31,281)
Net realized gain (loss) from investment securities and foreign currencies	300,364	(2,206,395)
Change in net unrealized appreciation (depreciation) of investment securities	1,150,661	(54,887)
Net increase (decrease) in net assets resulting from operations	1,418,590	(2,292,563)
Share transactions-net	454,988	1,840,534
Net increase (decrease) in net assets	1,873,578	(452,029)

Net assets:
Beginning of year	4,558,005	5,010,034
End of year (including undistributed net investment income (loss) of $(912) and $(146) for 2003 and 2002, respectively)	$6,431,583	$4,558,005

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – GROWTH FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Growth Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek long-term capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid annually to separate accounts of participating insurance companies and recorded on ex-dividend date.

INVESCO VIF – GROWTH FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.85% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.50%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, the advisor waived fees of $21.

During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $49,320. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 was $24,564 and expiring during the calendar year ended 2006 for the Class was $49,292. During the year ended December 31, 2003, the Fund made no reimbursements of previously waived expenses to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $24,248 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

INVESCO VIF – GROWTH FUND

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Investments of Daily Available Cash Balances:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$2,014,510	$(1,622,602)	$—	$391,908	$1,089	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income*	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$1,308,970	$(1,308,970)	$—	$—	$128	$—

Total	$—	$3,323,480	$(2,931,572)	$—	$391,908	$1,217	$—
*	Dividend income is net of fees paid to security lending counterparties of $149.

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $497 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $497.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on

INVESCO VIF – GROWTH FUND

behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, the Fund did not participate securities lending.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation—investments	$757,707
Temporary book/tax differences	(912)
Capital loss carryforward	(5,396,460)
Post-October capital loss deferral	(5,568)
Shares of beneficial interest	11,076,816
Total net assets	$6,431,583

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2008	$84,664
December 31, 2009	2,889,657
December 31, 2010	2,387,194
December 31, 2011	34,945
Total capital loss carryforward	$5,396,460

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $9,415,036 and $9,289,791, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$772,359
Aggregate unrealized (depreciation) of investment securities	(14,652)
Net unrealized appreciation of investment securities	$757,707
Cost of investments for tax purposes is $5,657,671.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating loss on December 31, 2003, undistributed net investment income (loss) was increased by $31,669, undistributed net realized gains increased by $113 and paid in capital decreased by $31,782. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold:	308,333	$1,591,071	519,171	$3,139,439
Reacquired:	(226,109)	(1,136,083)	(200,792)	(1,298,905)
	82,224	$454,988	318,379	$1,840,534

INVESCO VIF GROWTH FUND

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001	2000		1999
Net asset value, beginning of period	$4.72		$7.73	$13.87	$18.45		$14.49
Income from investment operations:
Net investment income (loss)	(0.03)		(0.00)	(0.00)	(0.11	)(a)	(0.00)
Net gains (losses) on securities (both realized and unrealized)	1.44		(3.01)	(6.14)	(4.16)		4.21
Total from investment operations	1.41		(3.01)	(6.14)	(4.27)		4.21
Less distributions:
Dividends from net investment income	—		—	—	—		—
Distributions from net realized gains	—		—	—	(0.31)		(0.25)
Total distributions	—		—	—	(0.31)		(0.25)
Net asset value, end of period	$6.13		$4.72	$7.73	$13.87		$18.45
Total return(b)	29.87%		(38.94)%	(44.27)%	(23.24)%		29.17%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$6,432		$4,558	$5,010	$3,741		$1,032
Ratio of expenses to average net assets:
With fee waivers	1.51	%(c)	1.51%	1.52%	1.85%		1.87%
Without fee waivers	2.43	%(c)	2.37%	2.32%	2.88%		8.99%
Ratio of net investment income (loss) to average net assets	(0.60	)%(c)	(0.70)%	(0.96)%	(0.58)%		(0.38)%
Portfolio turnover rate	180%		153%	120%	148%		114%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.
(c)	Ratios are based on average daily net assets of $5,376,439.

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

INVESCO VIF – GROWTH FUND

NOTE 13—Legal Proceedings—continued

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF GROWTH FUND

NOTE 14—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	An Agreement and Plan of Reorganization (the “Plan”) under which all of the assets of the Fund will be transferred to AIM V.I. Growth Fund (“Buying Fund”), an investment portfolio of AIM Variable Insurance Funds (“Buyer”). The Buyer will issue shares of each class of the Buying Fund to shareholders of the corresponding class of shares of the Fund.
■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization and will only occur for the Fund if the Plan is not approved by shareholders.

Also effective on or about April 30, 2004, A I M Distributors, Inc. (the “distributor”) will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF GROWTH FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Growth Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 12, on December 9, 2003, the Board of Directors of the Fund approved a plan of merger for the Fund with AIM V.I. Growth Fund. This merger is expected to take place in early 2004 upon the approval of the Fund’s shareholders.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – GROWTH FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – GROWTH FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended December 31, 2003, 100% is eligible for the dividends received deduction for corporations.

INVESCO VIF – GROWTH FUND

INVESCO VIF-Health Sciences Fund

December 31, 2003

Annual Report

INVESCO VIF-HEALTH SCIENCES FUND

seeks capital growth.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May lose value. No bank gurantee

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF-HEALTH SCIENCES FUND

Fund posts double-digit gains for the reporting period

For the year ended December 31, 2003, INVESCO VIF-Health Sciences Fund posted a return of 27.78%. The fund slightly underper-formed the S&P 500® Index, frequently cited as a measure of the performance of the U.S. stock market in general, which returned 28.67% over the same period. The fund underperformed the S&P 500 because investors generally favored more aggressive sectors than health care.

Market conditions

Amid a backdrop of generally improving economic conditions, the S&P 500 posted double-digit returns for the year ended December 31, 2003. The index declined at the beginning of 2003, dropping to its lowest level of the year on March 11. The index then rallied, posting a gain of 40.86% from its low through the end of the reporting period.

During this rally, the United States and its allies took military action against Iraq and toppled the regime of Saddam Hussein. The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003. The job market, while improving, continued to be weak, however, as the nation’s unemployment rate stood at 5.7% at the close of the year.

For the first five months of the year, the Federal Reserve (the Fed) kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, its lowest level since 1958. At the time, the Fed said it favored a more expansive monetary policy because the economy had not yet exhibited sustainable growth. By October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak.

All sectors of the S&P 500 recorded gains for the fiscal year. Information technology, materials and consumer discretionary were the top-performing sectors while telecommunication services, consumer staples and health care were the weakest-performing sectors. Within the health care sector, investors also gravitated toward the more aggressive sub-sectors. For instance, biotechnology was the best-performing sub-sector while pharmaceuticals was the weakest for the year.

However, the performance of pharmaceutical stocks improved in the final months of the year while the performance of biotechnology stocks weakened. This improvement coincided with the events leading to the approval of a new law, adding prescription drug coverage to Medicare, on December 8, 2003.

Your fund

Our focus was on the stocks of well-established companies which we believed had the potential to meet or exceed analyst’s earnings expectations. This strategy proved particularly effective during the last three months of the year when the fund returned 11.41% compared to 8.23% for the Lipper Health/Biotech Fund Index. However, it was less effective earlier in the year when investors tended to favor the more speculative stocks of early stage biotechnology companies. For example, the Lipper Health/Biotech Index returned 2.50% in the third quarter of the year compared to -1.13% for the fund.

The sub-sectors that had the most positive impact on fund performance were pharmaceuticals, biotechnology and health care equipment and supplies. While our focus in pharmaceuticals was on large-cap stocks, the

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP INDUSTRIES* as of 12/31/03		FUND VS. INDEX
1. Bristol-Myers Squibb Co.	3.6%	1. Pharmaceuticals	43.8%	Total returns 12/31/02–12/31/03
2. Novartis A.G.-ADR (Switzerland)	3.5	2. Managed Health Care	15.3	excluding product issuer charges
3. Pfizer Inc.	3.5	3. Health Care Equipment	14.9
4. Pharmaceutical HOLDRs Trust	3.5	4. Biotechnology	9.1	INVESCO VIF-HEALTH SCIENCES FUND	27.78%
5. Procter & Gamble Co. (The)	3.5	5. Health Care Facilities	4.4	S&P 500 Index	28.67
6. Forest Laboratories, Inc.	3.4	6. Health Care Services	3.8	Source: Lipper, Inc.
7. Abbott Laboratories.	3.4	7. Household Products	3.5
8. Anthem, Inc.	3.2	8. Health Care Supplies	2.8	TOTAL NUMBER OF HOLDINGS*	46
9. Medtronic, Inc.	3.2			TOTAL NET ASSETS	$340.7 million
10. Shire Pharmaceuticals Group PLC-ADR (United Kingdom)	3.1

Portfolio Management Team

As of 12/31/03

Andy Summers

Thomas R. Wald, Lead Manager

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF-HEALTH SCIENCES FUND

fund also had exposure to the stocks of mid-cap companies, whose earnings growth can be more greatly affected by the introduction of successful products. In biotechnology, the fund owned the stocks of companies with established track records. In health care equipment and supplies, we sought to identify companies that would benefit from an aging baby boomer population.

Drug distributors detracted from fund performance. We have eliminated our holdings in this sub-sector during the period due to deteriorating fundamentals.

Stocks that enhanced performance included Genentech, a leading biotechnology firm and Teva Pharmaceutical Industries, a major generic drug company. Genentech, which markets a number of successful products, including lymphoma treatment Rituxan, reported a 30% increase in earnings in 2003. Teva reported a 34% increase in sales for the first nine months of 2003, partially because of the sale of 14 new products in the North American market.

Detracting from performance was AmeriSource Bergen, a large pharmaceutical distributor. The company recently revised its earnings estimates after announcing that it was losing a contract that was worth about $3 billion in revenue annually. The fund no longer owned this stock at the end of the year.

In closing

We are pleased to have provided positive returns to the fund’s shareholders for the reporting period ended December 31, 2003, by investing principally in the stocks of companies that develop, produce or distribute products or services related to health care.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception(5/21/97)	9.49%
5 Years	2.93
1 Year	27.78

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level.

Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

Investing in small and mid-size companies involves risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

The fund may invest up to 25% of its assets in securities of non-U.S. issuers that present risks not associated with investing solely in the United States. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

Portfolio turnover is greater than most funds, which may affect performance.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

The unmanaged Lipper Health/Biotech Fund Index represents an average of the performance of the 30 largest health/biotech funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

        Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

RESULTS OF A $10,000 INVESTMENT

5/21/97–12/31/03

Index data from 5/31/97

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Domestic Stocks & Other Equity Interests–81.24%

Biotechnology–9.05%
Amgen Inc.(a)	127,400	$7,873,320
Chiron Corp.(a)	70,900	4,040,591
Genentech, Inc.(a)	39,400	3,686,658
Genzyme Corp.(a)	89,100	4,396,194
Gilead Sciences, Inc.(a)	100,260	5,829,116
Invitrogen Corp.(a)	71,300	4,991,000
		30,816,879

Health Care Equipment–14.88%
Bard (C.R.), Inc.	58,100	4,720,625
Boston Scientific Corp.(a)	275,300	10,120,028
Guidant Corp.	171,200	10,306,240
Medtronic, Inc.	223,000	10,840,030
Stryker Corp.	53,000	4,505,530
Zimmer Holdings, Inc.(a)	145,040	10,210,816
		50,703,269

Health Care Facilities–4.44%
Community Health Systems Inc.(a)	146,300	3,888,654
Health Management Associates, Inc.–Class A	171,300	4,111,200
Triad Hospitals, Inc.(a)	108,200	3,599,814
Universal Health Services, Inc.–Class B	65,500	3,518,660
		15,118,328

Health Care Services–3.79%
AdvancePCS(a)	80,800	4,254,928
Caremark Rx, Inc.(a)	155,800	3,946,414
Medco Health Solutions, Inc.(a)	138,982	4,723,998
		12,925,340

Household Products–3.45%
Procter & Gamble Co. (The)	117,800	11,765,864

Managed Health Care–15.26%
Aetna Inc.	152,300	10,292,434
Anthem, Inc.(a)	146,000	10,950,000
Coventry Health Care, Inc.(a)	105,300	6,790,797
Health Net Inc.(a)	120,100	3,927,270
Mid Atlantic Medical Services, Inc.(a)	50,700	3,285,360
UnitedHealth Group Inc.	177,300	10,315,314
WellPoint Health Networks Inc.(a)	66,400	6,440,136
		52,001,311

	Shares	Market Value

Pharmaceuticals–30.37%
Abbott Laboratories	247,880	$11,551,208
Allergan, Inc.	87,200	6,697,832
Barr Pharmaceuticals Inc.(a)	42,400	3,262,680
Bristol-Myers Squibb Co.	423,500	12,112,100
Forest Laboratories, Inc.(a)	188,100	11,624,580
Johnson & Johnson	181,383	9,370,246
Lilly (Eli) & Co.	146,500	10,303,345
Pfizer Inc.	336,202	11,878,017
Pharmaceutical HOLDRs Trust	149,200	11,861,400
Pharmaceutical Resources, Inc.(a)	53,300	3,472,495
Valeant Pharmaceuticals International	80,500	2,024,575
Wyeth	219,200	9,305,040
		103,463,518
Total Domestic Stocks & Other Equity Interests (Cost $236,391,160)		276,794,509
Foreign Stocks–16.27%

Israel–2.72%
Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	163,360	9,264,146

Switzerland–9.11%
Alcon, Inc. (Health Care Supplies)	140,900	8,530,086
Novartis A.G.–ADR (Pharmaceuticals)	263,426	12,088,619
Roche Holding A.G. (Pharmaceuticals)	103,474	10,406,628
		31,025,333

United Kingdom–4.44%
AstraZeneca PLC–ADR (Pharmaceuticals)	68,000	3,289,840
Shire Pharmaceuticals Group PLC–ADR (Pharmaceuticals)(a)	368,700	10,710,735
Smith & Nephew PLC (Health Care Supplies)	135,000	1,131,092
		15,131,667
Total Foreign Stocks (Cost $42,176,959)		55,421,146
Money Market Funds–4.23%
INVESCO Treasurer's Series Money Market Reserve Fund (Cost $14,419,265)(b)	14,419,265	$14,419,265
TOTAL INVESTMENTS–101.74% (Cost $292,987,384)		346,634,920
OTHER ASSETS LESS LIABILITIES–(1.74%)		(5,923,913)
NET ASSETS–100.00%		$340,711,007

InvestmentAbbreviations:
ADR –American Depositary Receipt
HOLDRs – Holding Company Depositary Receipts

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – HEALTH SCIENCES FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $278,568,119)	$332,215,655
Investments in affiliated money market funds (cost $14,419,265)	14,419,265
Receivables for:
Investments sold	1,730,067
Capital stock sold	309,485
Dividends	171,511
Due from advisor	102
Investment for deferred compensation and retirement plans	16,777
Total assets	348,862,862

Liabilities:
Payables for:
Interest expense	95
Investments purchased	7,982,731
Capital stock reacquired	141,141
Deferred compensation and retirement plans	19,954
Accrued transfer agent fees	407
Accrued operating expenses	7,527
Total liabilities	8,151,855
Net assets applicable to shares outstanding	$340,711,007

Net assets consist of:
Capital (par value and additional paid-in)	$379,227,685
Undistributed net investment income (loss)	(16,312)
Undistributed net realized gain (loss) from investment securities and foreign currencies	(92,148,496)
Unrealized appreciation of investment securities and foreign currencies	53,648,130
$340,711,007

Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	19,391,839
Net asset value per share	$17.57

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $47,875)	$2,277,143
Dividends and interest from affiliates*	37,857
Interest	54,235
Total investment income	2,369,235

Expenses:
Advisory fees	2,027,613
Administrative services fees	726,423
Custodian fees	40,972
Transfer agent fees	6,497
Printing and postage	19,217
Directors’ fees	18,182
Other	59,261
Total expenses	2,898,165
Less: Fees waived and expense offset arrangements	(1,756)
Net expenses	2,896,409
Net investment income (loss)	(527,174)

Realized and unrealized gain (loss) from investment securities and foreign currencies
Net realized gain (loss) from:
Investment securities	27,622,229
Foreign currencies	(3,209)
27,619,020
Change in net unrealized appreciation (depreciation) of:
Investment securities	39,087,013
Foreign currencies	(200,026)
38,886,987
Net gain from investment securities and foreign currencies	66,506,007
Net increase in net assets resulting from operations	$65,978,833
*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – HEALTH SCIENCES FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002
Operations:
Net investment income (loss)	$(527,174)	$(1,241,573)
Net realized gain (loss) from investment securities and foreign currencies	27,619,020	(63,585,550)
Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	38,886,987	(19,157,291)
Net increase (decrease) in net assets resulting from operations	65,978,833	(83,984,414)
Share transactions–net:	42,051,544	(26,638,789)
Net increase (decrease) in net assets	108,030,377	(110,623,203)

Net assets:
Beginning of year	232,680,630	343,303,833
End of year (including undistributed net investment income (loss) of $(16,312) and $(9,545) for 2003 and 2002, respectively)	$340,711,007	$232,680,630

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – HEALTH SCIENCES FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Health Sciences Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – HEALTH SCIENCES FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $102.

During the year ended December 31, 2003, the Fund made no reimbursements to IFG. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $726,423 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

INVESCO VIF – HEALTH SCIENCES FUND

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and approved procedures by the Board of Directors to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Investments of Daily Available Cash Balances:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$61,656,137	$(47,236,872)	$—	$14,419,265	$28,501	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income*	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$106,498,875	$(106,498,875)	$—	$—	$9,078	$—
Total	$—	$168,155,012	$(153,735,747)	$—	$14,419,265	$37,579	$—
*	Dividend income is net of fees paid to security lending counterparties of $17,307.

NOTE 4—Advances to Affiliates

Pursuant to an exemptive order from the SEC the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the AIM and INVESCO funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period
	Advances Outstanding 12/31/2002	Increases in Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 12/31/2003	Interest Income
INVESCO Dynamics Fund	$—	$5,340,000	$(5,340,000)	$—	$203
INVESCO Select Income Fund	—	2,292,000	(2,292,000)	—	75
	$—	$7,632,000	$(7,632,000)	$—	$278

NOTE 5—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $1,654 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $1,654.

NOTE 6—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. Certain former Directors also participate in a retirement plan and receive benefits under such plan.

NOTE 7—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2003, the amounts outstanding averaged $15,633 per day with a weighted average interest rate of 1.51% and incurred interest expense of $235.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can

INVESCO VIF – HEALTH SCIENCES FUND

borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended December 31, 2003, the amounts outstanding averaged $6,027 per day with a weighted average interest rate of 1.56% and incurred interest expense of $95. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At December 31, 2003, there were no securities on loan to brokers. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $9,078 for securities lending transactions.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation—investments	$50,903,945
Temporary book/tax differences	(12,027)
Capital loss carryforward	(89,404,313)
Post-October currency loss deferral	(4,283)
Capital (par value and additional paid-in)	379,227,685
Total net assets	$340,711,007

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $594.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund utilized $17,196,388 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2009	$29,891,478
December 31, 2010	59,512,835
Total capital loss carryforward	$89,404,313

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $342,374,421 and $300,489,877, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$51,084,680
Aggregate unrealized (depreciation) of investment securities	(181,329)
Net unrealized appreciation of investment securities	$50,903,351
Cost of investments for tax purposes is $295,731,569.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2003, undistributed net investment income (loss) was increased by $520,407, undistributed net realized gains increased by $3,209 and paid in capital decreased by $523,616. This reclassification had no effect on the net assets of the Fund.

INVESCO VIF – HEALTH SCIENCES FUND

NOTE 12—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold	10,447,367	$160,036,244	15,864,086	$251,863,261
Reacquired	(7,974,644)	(117,984,700)	(17,805,792)	(278,502,050)
	2,472,723	$42,051,544	(1,941,706)	$(26,638,789)

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001	2000	1999
Net asset value, beginning of period	$13.75		$18.20	$20.89	$16.02	$15.29
Income from investment operations:
Net investment income (loss)	(0.03)		(0.00)	(0.01)	0.05	0.02
Net gains (losses) on securities (both realized and unrealized)	3.85		(4.45)	(2.62)	4.84	0.72
Total from investment operations	3.82		(4.45)	(2.63)	4.89	0.74
Less distributions:
Dividends from net investment income	—		—	(0.06)	(0.00)	(0.01)
Distributions from net realized gains	—		—	—	(0.02)	—
Total distributions	—		—	(0.06)	(0.02)	(0.01)
Net asset value, end of period	$17.57		$13.75	$18.20	$20.89	$16.02
Total return(a)	27.78%		(24.45)%	(12.59)%	30.54%	4.86%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$340,711		$232,681	$343,304	$353,398	$11,652
Ratio of expenses to average net assets	1.07	%(b)	1.07%	1.06%	1.07%	1.48	%(c)
Ratio of net investment income (loss) to average net assets	(0.20	)%(b)	(0.43)%	(0.38)%	0.68%	0.36%
Portfolio turnover rate	114%		130%	88%	145%	173%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)	Ratios are based on average daily net assets of $270,348,453.
(c)	After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.85% for the year ended December 31, 1999.

NOTE 14—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an

INVESCO VIF – HEALTH SCIENCES FUND

NOTE 14—Legal Proceedings—continued

investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – HEALTH SCIENCES FUND

NOTE 15—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – HEALTH SCIENCES FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Health Sciences Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – HEALTH SCIENCES FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – HEALTH SCIENCES FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended December 31, 2003, 100% is eligible for the dividends received deduction for corporations.

INVESCO VIF – HEALTH SCIENCES FUND

INVESCO VIF-High Yield Fund

December 31, 2003

Annual Report

INVESCO VIF-HIGH YIELD FUND seeks to provide a high level

of current income by investing primarily in bonds and

other debt securities. It also seeks capital appreciation.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF–High Yield Fund

Fund delivers positive returns, current income

For the fiscal year ended December 31, 2003, INVESCO VIF-High Yield Fund returned 25.04%. In comparison, the fund underper-formed its broad market index, the Merrill Lynch High Yield Master Trust Index, which returned 27.23% for the fiscal year. We believe the index posted a higher return than the fund because it had a higher weighting in lower-tier bonds and some very large capitalization issuers, which provided some of the highest returns in the high yield market during the reporting period. Most actively managed high yield mutual funds underperformed this index during the reporting period.

Market conditions

After a few challenging years, high yield bonds reversed course in 2003, outperforming most fixed-income investments during the fiscal year. Amid signs of economic recovery and low short-term interest rates, high yield bonds outperformed their investment-grade counterparts by a wide margin in 2003.

For the first five months of the year, the Federal Reserve (the Fed) kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, its lowest level since 1958, where it remained for the rest of the year. At the time it reduced the rate, the Fed said it favored a more expansive monetary policy because the economy had not yet exhibited sustainable growth. The Fed’s Beige Book, issued before each meeting of the Federal Open Market Committee, indicated improving conditions later in the year.

Amid the year’s low interest-rate environment, high yield bonds provided investors with yields most high-quality, investment-grade bonds could not match. Indeed, at the start of 2003, yield spreads—the difference between yields on high yield bonds and comparable-maturity Treasuries—stood at more than 800 basis points (100 basis points equals 1%). As the perceived risk of high yield bonds declined during the year, however, the extra yield or spread that investors demand to own below investment-grade bonds narrowed to approximately 400 basis points by year end.

On a return basis, all credit-quality categories within the high yield market posted double-digit returns for the fiscal year. However, lower-rated tiers—such as CCC-rated bonds—provided the highest returns, while BB-rated bonds—the highest quality bonds in the high yield market—posted the lowest returns.

Your fund

As the new portfolio team, we assumed management of the fund on July 1, 2003, and we made a few changes to the fund’s composition to take advantage of improving high yield market conditions. We increased the fund’s risk profile by adding lower-rated securities and decreasing the fund’s exposure to BB-rated bonds. And we sold securities that we believed lacked appreciation potential in favor of income-producing investments with capital appreciation possibilities.

On an industry/sector basis, we believe our investments in wireless telecommunications and utilities contributed to fund performance during the fiscal year. While both industries traded at low prices and high yields in 2002, they staged dramatic recoveries in 2003. Therefore, prices rose as conditions improved for the underlying companies. In particular, we believe our investments in Mission Energy Holding Communications, an electric utility company, as well as Nextel Communications, Rural Cellular and US Unwired, telecommunication services companies, proved beneficial to fund performance during the fiscal year.

In our opinion, investments in lower risk companies in the health care, gaming and energy sectors, as well as very short maturity bonds, helped to stabilize the fund’s overall risk profile but proved a drag on fund performance

TOP 10 ISSUERS* as of 12/31/03		TOP 10 INDUSTRIES* as of 12/31/03		FUND VS. INDEX
1. NTELOS Inc.	2.2%	1. Wireless Telecommunication Services	7.1%	Total returns 12/31/02–12/31/03
2. Delta Air Lines, Inc.	1.9	2. Broadcasting & Cable TV	6.9	excluding product issuer charges
3. Calpine Corp.	1.8	3. Integrated Telecommunication Services	6.8
4. Qwest Capital Funding, Inc.	1.7	4. Multi-Utilities & Unregulated Power	5.5	INVESCO VIF-High Yield Fund	25.04%
5. CSC Holdings, Inc.	1.7	5. Electric Utilities	4.2	Merrill Lynch High Yield Master
6. Northwest Airlines Inc.	1.5	6. Paper Products	3.7	Trust Index
7. Pride International, Inc.	1.5	7. Airlines	3.7	(Broad Market Index)	27.23
8. Allied Waste North America, Inc.	1.4	8. Specialty Chemicals	3.3	Source: Lipper, Inc.
9. Charter Communications Holdings,		9. Oil & Gas Refining, Marketing &
LLC/Charter Communications		Transportation	2.9	TOTAL NUMBER OF HOLDINGS*	235
Holdings Capital Corp.	1.3	10. Aerospace & Defense	2.4	TOTAL NET ASSETS	$72.7 million
10. Dole Food Co., Inc.	1.3

Portfolio Management Team

As of 12/31/03

Peter Ehret, Co-Manager

Carolyn L. Gibbs, Co-Manager

Assisted by High Yield Taxable Team

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF-HIGH YIELD FUND

as other areas of the high yield market provided higher returns. In particular, our investment in HealthSouth—one of the nation’s largest providers of rehabilitation health care and out-patient surgery—detracted from fund performance as the company was involved in an accounting scandal early in the year. We therefore sold our position in Healthsouth during the fiscal year.

Despite repositioning the fund somewhat during the fiscal year, we want to assure shareholders our basic philosophy remains the same. We were watchful of the possibility of higher interest rates and thereby sought to limit our exposure to investments that are highly sensitive to the Treasury market. And recognizing the possibility of a down draft in any particular industry or sector, we continued to diversify the portfolio amid a broad array of sectors and industries, thereby limiting issuer-specific risk.

In closing

Given disappointing market conditions in recent years, we were encouraged by the rebound in the high yield market and our ability to provide shareholders double-digit returns during the fiscal year. We want to assure shareholders that we remain committed to meeting the fund’s goal of achieving a high level of current income.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (5/26/94)	5.63%
5 Years	0.25
1 Year	25.04

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO Variable Investment Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans.

RESULTS OF A $10,000 INVESTMENT

5/26/94–12/31/03*

*Index data from 5/31/94

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level.

Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

Although they have higher return potential, high-yield bonds are also subject to greater risks, including the risk of default, compared to higher-rated securities.

The average credit quality of the fund’s holdings as of the close of the reporting period represents the weighted average quality rating of the securities in the portfolio as assigned by Nationally Recognized Statistical Rating Organizations based on assessment of the credit quality of the individual securities.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

The fund may invest up to 25% of its assets in debt securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

About indexes used in this report

The Merrill Lynch High Yield Master Trust Index is an unmanaged index reflecting performance of the high yield bond market.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

Schedule of Investments

December 31, 2003

	Principal Amount	Market Value

Bonds & Notes–88.86%

Aerospace & Defense–2.41%
Armor Holdings, Inc., Sr. Sub. Notes, 8.25%, 08/15/13 (Acquired 08/25/03; Cost $259,375)(a)	$250,000	$268,750
BE Aerospace, Inc., Sr. Unsec. Notes, 8.50%, 10/01/10 (Acquired 10/02/03; Cost $500,000 )(a)	500,000	536,250
DRS Technologies, Inc., Sr. Sub. Notes, 6.88%, 11/01/13 (Acquired 10/16/03; Cost $105,000)(a)	105,000	108,150
Hexcel Corp., Sr. Unsec. Sub. Notes, 9.75%, 01/15/09	485,000	510,462
L-3 Communications Corp., Sr. Sub. Notes, 6.13%, 01/15/14 (Acquired 12/16/03; Cost $319,010)(a)(b)	325,000	327,437
		1,751,049

Airlines–3.69%
Continental Airlines, Inc., Notes, 8.00%, 12/15/05	240,000	234,600
Delta Air Lines, Inc., Series C, Medium Term Notes, 6.65%, 03/15/04	750,000	755,625
Unsec. Notes, 7.90%, 12/15/09	740,000	610,500
Northwest Airlines Inc., Sr. Unsec. Gtd. Notes, 8.88%, 06/01/06	430,000	393,450
Unsec. Gtd. Unsub. Notes, 8.52%, 04/07/04	685,000	690,994
		2,685,169

Apparel, Accessories & Luxury Goods–0.21%
Warnaco Inc., Sr. Notes, 8.88%, 06/15/13 (Acquired 07/07/03; Cost $156,000)(a)	150,000	155,250

Auto Parts & Equipment–1.98%
Collins & Aikman Products Co., Sr. Unsec. Gtd. Global Notes, 10.75%, 12/31/11	50,000	49,375
Dana Corp., Unsec. Global Notes, 10.13%, 03/15/10	200,000	234,500
Dura Operating Corp., Series B, Sr. Unsec. Gtd. Global Notes, 8.63%, 04/15/12	170,000	180,200
Sr. Notes, 8.63%, 04/15/12 (Acquired 10/29/03; Cost $85,000)(a)	85,000	90,100
Keystone Automotive Operations Inc., Sr. Sub. Notes, 9.75%, 11/01/13 (Acquired 10/23/03; Cost $280,000)(a)(b)	280,000	303,800
Metaldyne Corp., Sr. Unsec. Gtd. Notes, 10.00%, 11/01/13 (Acquired 10/20/03; Cost $130,000)(a)	130,000	131,950
Tenneco Automotive Inc.–Series B, Sr. Unsec. Gtd. Sub. Notes, 11.63%, 10/15/09	202,000	219,170
TRW Automotive Inc., Sr. Global Notes, 9.38%, 02/15/13	200,000	229,500
		1,438,595

	Principal Amount	Market Value

Broadcasting & Cable TV–5.12%
Adelphia Communications Corp., Series B, Sr. Unsec. Notes, 9.25%, 10/01/02(c)	$135,000	$120,825
Sr. Unsec. Notes, 9.50%, 03/01/05(c)	100,000	95,750
Allbritton Communications Co., Sr. Unsec. Sub. Global Notes, 7.75%, 12/15/12	60,000	62,250
Avalon Cable LLC, Sr. Notes, 11.88%, 12/01/08	359,220	381,671
Charter Communications Holdings, LLC/Charter Communications Holdings Capital Corp., Sr. Sub. Notes, 8.75%, 11/15/13 (Acquired 11/04/03; Cost $85,000)(a)	85,000	86,912
Sr. Unsec. Unsub. Notes, 8.25%, 04/01/07	950,000	888,250
EchoStar DBS Corp., Sr. Unsec. Gtd. Global Notes, 9.13%, 01/15/09	176,000	197,780
Granite Broadcasting Corp., Sr. Sec. Notes, 9.75%, 12/01/10 (Acquired 12/08/03-12/12/03; Cost $207,517 )(a)(b)	210,000	209,475
Interep National Radio Sales, Inc.–Series B, Sr. Unsec. Gtd. Sub. Notes, 10.00%, 07/01/08	45,000	40,725
Mediacom Broadband LLC, Sr. Unsec. Gtd. Global Notes, 11.00%, 07/15/13	335,000	376,875
Salem Communications Holding Corp.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 9.00%, 07/01/11	250,000	271,875
XM Satellite Radio Inc., Sr. Sec. Global Notes, 12.00%, 06/15/10	620,000	705,250
Young Broadcasting Inc., Sr. Sub. Gtd. Global Notes, 10.00%, 03/01/11	265,000	286,200
		3,723,838

Building Products–0.13%
Nortek Holdings, Inc., Sr. Disc. Notes, 10.00%, 05/15/11 (Acquired 11/19/03; Cost $88,204)(a)(d)	130,000	94,900

Casinos & Gaming–1.36%
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 04/01/12	250,000	271,250
Park Place Entertainment Corp., Sr. Unsec. Sub. Global Notes, 8.13%, 05/15/11	635,000	717,550
		988,800

Commodity Chemicals–0.98%
Equistar Chemicals L.P./Equistar Funding Corp., Sr. Unsec. Gtd. Global Notes, 10.13%, 09/01/08	500,000	552,500
Lyondell Chemical Co.–Series B, Sr. Sec. Gtd. Notes, 9.88%, 05/01/07	150,000	159,000
		711,500

Communications Equipment–1.32%
Corning Inc., Unsec. Deb., 6.75%, 09/15/13	110,000	111,925
Filtronic PLC (United Kingdom), Sr. Unsec. Yankee Notes, 10.00%, 12/01/05	560,000	576,100

INVESCO VIF – HIGH YIELD FUND

	Principal Amount	Market Value

Communications Equipment–(Continued)
Nortel Network Ltd. (Canada), Sr. Global Notes, 6.13%, 02/15/06	$270,000	$275,400
		963,425

Construction & Engineering–0.18%
MasTec, Inc.–Series B, Sr. Sub. Notes, 7.75%, 02/01/08	130,000	132,600

Construction & Farm Machinery & Heavy Trucks–1.33%
Case New Holland Inc., Sr. Notes, 9.25%, 08/01/11 (Acquired 07/29/03-08/18/03; Cost $399,819)(a)	405,000	455,625
Terex Corp., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 07/15/11	455,000	509,600
		965,225

Consumer Finance–0.31%
Dollar Financial Group, Inc., Sr. Gtd. Notes, 9.75%, 11/15/11 (Acquired 11/07/03; Cost $215,000)(a)	215,000	223,600

Data Processing & Outsourced Services–0.46%
Iron Mountain Inc., Sr. Unsec. Gtd. Sub. Notes, 6.63%, 01/01/16	340,000	332,350

Diversified Chemicals–0.15%
FMC Corp., Sr. Sec. Global Notes, 10.25%, 11/01/09	95,000	111,625

Diversified Commercial Services–1.01%
United Rentals (North America), Inc., Series B, Sr. Unsec. Gtd. Global Notes, 10.75%, 04/15/08	250,000	282,500
Sr. Sub. Notes, 7.75%, 11/15/13 (Acquired 10/28/03; Cost $310,000)(a)	310,000	320,850
Wackenhut Corrections Corp., Sr. Unsec. Global Notes, 8.25%, 07/15/13	120,000	128,400
		731,750

Diversified Metals & Mining–0.12%
Massey Energy Co., Sr. Notes, 6.63%, 11/15/10 (Acquired 11/05/03; Cost $85,000)(a)	85,000	87,975

Drug Retail–0.76%
Rite Aid Corp., Sr. Global Notes, 9.25%, 06/01/13	500,000	551,250

Electric Utilities–4.20%
CMS Energy Corp., Sr. Notes, 7.75%, 08/01/10 (Acquired 07/09/03; Cost $59,201)(a)	60,000	63,375
Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08	250,000	273,125
Dynegy Holdings Inc., Sr. Sec. Gtd. Second Priority Notes, 10.13%, 07/15/13 (Acquired 08/25/03; Cost $506,250)(a)	500,000	578,750
Edison Mission Energy, Sr. Unsec. Global Notes, 10.00%, 08/15/08	550,000	578,187

	Principal Amount	Market Value

Electric Utilities–(Continued)
LSP Energy L.P./LSP Batesville Funding Corp.–Series C, Sr. Sec. Bonds, 7.16%, 01/15/14	$188,018	$188,166
Mission Energy Holding Co., Sr. Sec. Global Notes, 13.50%, 07/15/08	320,000	316,400
Niagara Mohawk Power Corp., First Mortgage Bonds, 9.75%, 11/01/05	680,000	773,901
TECO Energy, Inc., Unsec. Unsub. Notes, 7.00%, 05/01/12	275,000	285,312
		3,057,216

Electrical Components & Equipment–0.18%
General Cable Corp., Sr. Notes, 9.50%, 11/15/10 (Acquired 11/18/03; Cost $45,000)(a)	45,000	48,262
Midwest Generation LLC–Series B., Global Pass Through Ctfs., 8.56%, 01/02/16	80,000	83,800
		132,062

Electronic Manufacturing Services–0.61%
Flextronics International Ltd. (Singapore), Sr. Sub. Global Notes, 6.50%, 05/15/13	425,000	442,000

Environmental Services–1.73%
Allied Waste North America, Inc., Series B, Sr. Gtd. Global Notes, 8.88%, 04/01/08	150,000	168,000
Series B, Sr. Sec. Gtd. Sub. Global Notes, 8.50%, 12/01/08	500,000	557,500
Sr. Notes, 7.88%, 04/15/13	265,000	288,187
Synagro Technologies, Inc., Sr. Unsec. Sub. Global Notes, 9.50%, 04/01/09	220,000	241,450
		1,255,137

Fertilizers & Agricultural Chemicals–0.81%
IMC Global Inc., Series B, Sr. Unsec. Gtd. Global Notes, 11.25%, 06/01/11	325,000	359,125
Sr. Notes, 10.88%, 08/01/13 (Acquired 07/18/03; Cost $206,635)(a)	210,000	231,000
		590,125

Food Distributors–0.09%
Pinnacle Foods Holding Corp., Sr. Sub. Notes, 8.25%, 12/01/13 (Acquired 11/20/03; Cost $65,000)(a)	65,000	66,625

Food Retail–0.41%
Ahold Finance USA, Inc., Sr. Unsec. Gtd. Unsub. Notes, 8.25%, 07/15/10	195,000	212,062
Ahold Lease USA, Inc.-Series 2001, Class A-1, Gtd. Pass Through Ctfs., 7.82%, 01/02/20	85,116	86,392
		298,454

INVESCO VIF – HIGH YIELD FUND

	Principal Amount	Market Value

Forest Products–0.09%
Millar Western Forest Products Ltd. (Canada), Sr. Notes, 7.75%, 11/15/13 (Acquired 11/20/03; Cost $65,000)(a)	$65,000	$67,275

Gas Utilities–1.03%
Northwest Pipelines Corp., Unsec. Deb. 6.63%, 12/01/07	325,000	345,312
SEMCO Energy, Inc., Sr. Global Notes, 7.75%, 05/15/13	40,000	41,944
Suburban Propane Partners L.P., Sr. Notes, 6.88%, 12/15/13 (Acquired 12/18/03; Cost $360,000)(a)(b)	360,000	363,600
		750,856

Health Care Distributors–1.19%
AmerisourceBergen Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 11/15/12	410,000	442,800
National Nephrology Associates, Inc., Sr. Sub. Notes, 9.00%, 11/01/11 (Acquired 10/16/03; Cost $50,000)(a)	50,000	52,625
Rotech Healthcare Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.50%, 04/01/12	350,000	366,625
		862,050

Health Care Equipment–0.50%
Medex, Inc., Sr. Sub. Notes, 8.88%, 05/15/13 (Acquired 07/09/03; Cost $83,600)(a)	80,000	86,400
MedQuest Inc.–Series B, Sr. Unsec. Gtd. Sub. Notes, 11.88%, 08/15/12	250,000	275,625
		362,025

Health Care Facilities–1.76%
Alderwoods Group, Inc., Sr. Unsec. Gtd. Bonds, 12.25%, 01/02/09	360,000	405,900
Genesis HealthCare Corp., Sr. Sub. Notes, 8.00%, 10/15/13 (Acquired 10/23/03; Cost $105,000)(a)	105,000	109,200
Triad Hospitals, Inc., Sr. Sub. Notes, 7.00%, 11/15/13 (Acquired 11/06/03; Cost $450,000)(a)	450,000	453,937
United Surgical Partners International, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 10.00%, 12/15/11	270,000	307,800
		1,276,837

Health Care Services–0.24%
Quintiles Transnational Corp., Sr. Sub. Notes, 10.00%, 10/01/13 (Acquired 09/12/03; Cost $160,000)(a)	160,000	173,600

Health Care Supplies–0.66%
Advanced Medical Optics, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 07/15/10	249,000	273,277
Fisher Scientific International Inc., Sr. Unsec. Sub. Global Notes, 8.13%, 05/01/12	80,000	86,200
HMP Equity Holdings Corp., Sr. Sec. Disc. Notes, 15.43%, 05/15/08 (Acquired 04/30/03; Cost $94,870)(a)(e)(f)	200,000	123,000
		482,477

	Principal Amount	Market Value

Home Furnishings–0.78%
Interface, Inc.–Series B, Sr. Unsec. Gtd. Sub. Notes, 9.50%, 11/15/05	$105,000	$102,375
Norcraft Cos., L.P./Norcraft Finance Corp., Sr. Sub. Notes, 9.00%, 11/01/11 (Acquired 10/10/03; Cost $285,000)(a)(b)	285,000	306,375
Sealy Mattress Co.–Series B, Sr. Gtd. Sub. Notes, 9.88%, 12/15/07	150,000	156,375
		565,125

Homebuilding–1.62%
D.R. Horton, Inc., Sr. Unsec. Gtd. Notes, 8.00%, 02/01/09	220,000	249,700
Lennar Corp., Sr. Unsec. Notes, 7.63%, 03/01/09	500,000	577,005
WCI Communities, Inc., Sr. Sub. Notes, 7.88%, 10/01/13 (Acquired 09/24/03-10/02/03; Cost $330,938)(a)	330,000	349,800
		1,176,505

Hotels, Resorts & Cruise Lines–1.98%
Chumash Casino & Resort Enterprise, Sr. Notes, 9.25%, 07/15/10 (Acquired 06/25/02-06/26/02; Cost $215,488)(a)(d)	215,000	236,500
Gaylord Entertainment Co., Sr. Notes, 8.00%, 11/15/13 (Acquired 10/28/03; Cost $50,000)(a)	50,000	52,875
Hilton Hotels Corp., Sr. Unsec. Notes, 7.63%, 12/01/12	250,000	281,250
HMH Properties Inc.–Series B, Sr. Sec. Gtd. Notes, 7.88%, 08/01/08	410,000	427,937
Intrawest Corp. (Canada), Sr. Notes, 7.50%, 10/15/13 (Acquired 10/01/03; Cost $160,000)(a)	160,000	166,400
Sr. Unsec. Gtd. Global Notes, 10.50%, 02/01/10	95,000	105,687
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec. Unsub. Global Notes, 8.75%, 02/02/11	150,000	171,000
		1,441,649

Housewares & Specialties–0.53%
Jarden Corp., Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 05/01/12	350,000	387,625

Industrial Conglomerates–0.12%
TD Funding Corp., Sr. Unsec. Gtd. Sub. Global Notes, 8.38%, 07/15/11	80,000	85,200

Industrial Machinery–0.59%
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd. Sub. Global Notes, 10.50%, 08/01/12	85,000	96,475
Wolverine Tube, Inc., Sr. Notes, 7.38%, 08/01/08 (Acquired 10/20/03; Cost $160,950)(a)	185,000	172,050
Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/09	155,000	158,875
		427,400

INVESCO VIF – HIGH YIELD FUND

	Principal Amount	Market Value

Integrated Oil & Gas–1.55%
PDVSA Finance Ltd. (Cayman Islands), Global Notes, 8.50%, 11/16/12	$750,000	$731,250
Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Unsub. Global Notes, 9.13%, 07/02/13	360,000	396,000
		1,127,250

Integrated Telecommunication Services–4.61%
Alliant Energy Resources, Inc., Sr. Unsec. Gtd. Conv. Global PHONES, 2.50%, 02/15/30	7,000	245,875
FairPoint Communications, Inc.–Series B, Sr. Unsec. Sub. Notes, 9.50%, 05/01/08	175,000	175,875
Madison River Capital LLC/Madison River Finance Corp., Sr. Unsec. Notes, 13.25%, 03/01/10	570,000	627,000
NTELOS Inc., Sr. Unsec. Conv. Notes, 9.00%, 08/15/13 (Acquired 04/10/03; Cost $1,050,000)(a)(b)(g)	1,050,000	1,050,000
Qwest Capital Funding, Inc., Unsec. Gtd. Global Notes, 7.00%, 08/03/09	800,000	796,000
7.25%, 02/15/11	465,000	458,025
		3,352,775

Leisure Facilities–0.44%
Six Flags, Inc., Sr. Notes, 9.63%, 06/01/14 (Acquired 12/02/03-12/10/03; Cost $312,163)(a)	305,000	320,250

Marine–0.26%
Overseas Shipholding Group, Inc., Sr. Unsec. Global Notes, 8.25%, 03/15/13	175,000	187,906

Metal & Glass Containers–2.20%
Anchor Glass Container Corp., Sr. Sec. Global Notes, 11.00%, 02/15/13	335,000	388,600
BWAY Corp., Sr. Unsec. Gtd. Sub. Global Notes, 10.00%, 10/15/10	200,000	218,500
Constar International Inc., Sr. Sub. Notes, 11.00%, 12/01/12	80,000	66,000
Owens-Brockway Glass Container Inc., Sr. Sec. Gtd. Global Notes, 7.75%, 05/15/11	170,000	183,175
Sr. Unsec. Gtd. Global Notes, 8.25%, 05/15/13	250,000	269,375
Owens-Illinois, Inc., Sr. Unsec. Deb., 7.50%, 05/15/10	400,000	410,000
U.S. Can Corp., Sr. Sec. Notes, 10.88%, 07/15/10 (Acquired 07/15/03; Cost $60,000)(a)	60,000	62,700
		1,598,350

Movies & Entertainment–0.89%
AMC Entertainment Inc., Sr. Unsec. Sub. Notes, 9.50%, 02/01/11	150,000	158,250
Imax Corp. (Canada), Sr. Unsec. Gtd. Notes, 9.63%, 12/01/10 (Acquired 11/19/03; Cost $195,900)(a)	195,000	206,213
River Rock Entertainment Authority, Sr. Notes, 9.75%, 11/01/11 (Acquired 11/04/03; Cost $83,853)(a)	85,000	91,694
Sun Media Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/13	175,000	188,125
		644,282

	Principal Amount	Market Value

Multi-Utilities & Unregulated Power–5.48%
AES Corp. (The), Sr. Sec. Second Priority Notes, 8.75%, 05/15/13 (Acquired 08/12/03; Cost $204,225)(a)	$210,000	$235,725
Sr. Unsec. Sub. Notes, 8.50%, 11/01/07	370,000	377,400
AES Red Oak LLC–Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	629,742	683,270
Calpine Corp., Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired 07/10/03; Cost $724,900)(a)	725,000	703,250
Sr. Unsec. Conv. Putable Notes, 4.00%, 12/26/04	150,000	147,375
Sr. Unsec. Notes, 8.25%, 08/15/05	480,000	464,400
Northwest Pipelines Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/10	120,000	134,700
NRG Energy, Inc., Sr. Sec. Second Priority Notes, 8.00%, 12/15/13 (Acquired 12/17/03; Cost $360,000)(a)(b)	360,000	380,250
Reliant Energy Mid-Atlantic Power Holdings, LLC–Series B, Sr. Unsec. Pass Through Ctfs., 9.24%, 07/02/17	124,845	132,336
Reliant Resources, Inc., Sr. Sec. Notes, 9.25%, 07/15/10 (Acquired 10/03/03; Cost $230,000)(a)	250,000	268,750
Williams Cos., Inc. (The), Notes, 7.13%, 09/01/11	250,000	266,875
Sr. Notes, 8.63%, 06/01/10	170,000	193,375
		3,987,706

Office Electronics–0.60%
Xerox Corp., Sr. Unsec. Notes, 7.63%, 06/15/13	405,000	439,425

Office Services & Supplies–0.55%
Moore North America Finance Inc., Sr. Notes, 7.88%, 01/15/11 (Acquired 03/11/03-03/27/03; Cost $358,144)(a)	350,000	397,250

Oil & Gas Drilling–1.48%
Pride International, Inc., Sr. Unsec. Notes, 10.00%, 06/01/09	1,000,000	1,080,000

Oil & Gas Equipment & Services–1.99%
Grant Prideco Escrow Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 12/15/09	210,000	232,050
Grant Prideco, Inc.–Series B, Sr. Unsec. Gtd. Global Notes, 9.63%, 12/01/07	525,000	591,938
GulfMark Offshore, Inc., Sr. Unsec. Gtd. Notes, 8.75%, 06/01/08	450,000	464,625
Hanover Compressor Co., Sr. Notes, 8.63%, 12/15/10	90,000	92,250
Sub. Disc. Notes, 11.60%, 03/31/07(f)	85,000	63,113
		1,443,976

Oil & Gas Exploration & Production–0.91%
Vintage Petroleum, Inc., Sr. Unsec. Global Notes, 8.25%, 05/01/12	605,000	659,450

INVESCO VIF – HIGH YIELD FUND

	Principal Amount	Market Value

Oil & Gas Refining, Marketing & Transportation–2.85%
CITGO Petroleum Corp., Sr. Unsec. Global Notes, 11.38%, 02/01/11	$440,000	$517,000
El Paso CGP Co., Sr. Unsec. Notes, 6.20%, 05/15/04	250,000	251,875
El Paso Production Holding Co., Sr. Unsec. Gtd. Notes, 7.75%, 06/01/13 (Acquired 06/02/03-11/24/03; Cost $483,825)(a)	505,000	504,369
GulfTerra Energy Partners, L.P., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.50%, 06/01/11	70,000	79,100
Sr. Unsec. Gtd. Sub. Global Notes, 10.63%, 12/01/12	157,000	195,465
Premcor Refining Group Inc. (The), Sr. Unsec. Global Notes, 7.50%, 06/15/15	140,000	144,550
9.50%, 02/01/13	335,000	383,575
		2,075,934

Other Diversified Financial Services–1.14%
Bombardier Recreational Products Inc. (Canada), Sr. Sub. Notes, 8.38%, 12/15/13 (Acquired 12/11/03; Cost $90,000)(a)(b)	90,000	94,050
Couche-Tard US L.P./Couche-Tard Finance Corp., Sr. Sub. Notes, 7.50%, 12/15/13 (Acquired 12/11/03; Cost $110,000)(a)(b)	110,000	116,325
Huntsman Advanced Materials LLC, Sr. Sec. Second Lien Notes, 11.00%, 07/15/10 (Acquired 06/23/03; Cost $170,000)(a)	170,000	188,700
Poster Financial Group Inc., Sr. Sec. Notes, 8.75%, 12/01/11 (Acquired 11/18/03-11/19/03; Cost $91,125)(a)	90,000	95,625
Von Hoffmann Corp., Sr. Unsec. Gtd. Notes, 10.25%, 03/15/09 (Acquired 10/07/03; Cost $329,963)(a)	315,000	335,475
		830,175

Packaged Foods & Meats–1.82%
Del Monte Corp., Sr. Unsec. Sub. Global Notes, 8.63%, 12/15/12	320,000	354,400
Dole Food Co., Inc., Sr. Unsec. Global Notes, 8.88%, 03/15/11	880,000	965,800
		1,320,200

Paper Products–3.70%
Appleton Papers Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 12.50%, 12/15/08	295,000	334,825
Bowater Inc., Global Notes, 6.50%, 06/15/13	540,000	523,978
Cascades Inc. (Canada), Sr. Unsec. Global Notes, 7.25%, 02/15/13	315,000	330,750
Georgia-Pacific Corp.,
Sr. Notes, 8.00%, 01/15/24 (Acquired 12/04/03; Cost $130,000)(a)(b)	130,000	133,250
Sr. Unsec. Gtd. Global Notes, 9.38%, 02/01/13	580,000	669,900
JSG Funding PLC (Ireland), Sr. Unsec. Global Notes, 9.63%, 10/01/12	435,000	489,375

	Principal Amount	Market Value

Paper Products–(Continued)
Norske Skog Canada Ltd. (Canada)–Series D, Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/11	$200,000	$210,500
		2,692,578

Personal Products–0.59%
Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Global Notes, 9.13%, 02/01/13	310,000	344,875
Herbalife International, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 11.75%, 07/15/10	75,000	87,750
		432,625

Pharmaceuticals–0.75%
aaiPharma Inc., Sr. Unsec. Gtd. Sub. Global Notes, 11.00%, 04/01/10	355,000	403,813
Valeant Pharmaceuticals International, Sr. Notes, 7.00%, 12/15/11 (Acquired 12/09/03; Cost $135,788)(a)(b)	135,000	139,050
		542,863

Publishing–0.92%
Dex Media East LLC/Dex Media East Finance Co., Sr. Unsec. Gtd. Global Notes, 9.88%, 11/15/09	325,000	372,125
Dex Media Inc., Disc. Notes, 9.00%, 11/15/13 (Acquired 11/03/03; Cost $83,608)(a)(d)	130,000	91,975
Medianews Group Inc., Sr. Sub. Notes, 6.88%, 10/01/13 (Acquired 11/20/03; Cost $148,700)(a)	150,000	153,000
PRIMEDIA Inc., Sr. Notes, 8.00%, 05/15/13 (Acquired 08/18/03; Cost $48,125)(a)	50,000	51,250
		668,350

Railroads–1.46%
Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (Mexico), Sr. Gtd. Yankee Notes, 10.25%, 06/15/07	685,000	717,538
Westinghouse Air Brake Technologies Corp., Sr. Notes, 6.88%, 07/31/13 (Acquired 07/23/03; Cost $335,000)(a)	335,000	347,563
		1,065,101

Real Estate–2.14%
Host Marriott L.P.–Series I, Unsec. Gtd. Global Notes, 9.50%, 01/15/07	500,000	561,250
iStar Financial Inc., Sr. Unsec. Notes, 6.50%, 12/15/13	175,000	179,813
MeriStar Hospitality Corp., Sr. Unsec. Gtd. Global Notes, 9.13%, 01/15/11	500,000	531,875
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 05/01/09	255,000	282,413
		1,555,351

Real Estate Management & Development–0.12%
LNR Property Corp., Sr. Sub. Notes, 7.25%, 10/15/13 (Acquired 10/15/03; Cost $85,000)(a)	85,000	86,913

INVESCO VIF – HIGH YIELD FUND

	Principal Amount	Market Value

Semiconductor Equipment–0.10%
Amkor Technology, Inc., Sr. Unsec. Global Notes, 7.75%, 05/15/13	$70,000	$75,250

Semiconductors–0.31%
Viasystems Inc., Sr. Sub. Notes, 10.50%, 01/15/11 (Acquired 12/12/03-12/18/03; Cost $215,375)(a)(b)	210,000	224,700

Soft Drinks–0.27%
Cott Beverages Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 12/15/11	180,000	195,750

Specialty Chemicals–3.31%
Huntsman International LLC, Sr. Notes, 9.88%, 03/01/09 (Acquired 04/03/03; Cost $52,625)(a)	50,000	55,000
Sr. Unsec. Gtd. Global Notes, 9.88%, 03/01/09	500,000	550,000
Huntsman LLC, Sr. Gtd. Notes, 11.63%, 10/15/10 (Acquired 09/16/03-12/03/03; Cost $222,779)(a)	225,000	231,188
Millennium America Inc., Sr. Notes, 9.25%, 06/15/08 (Acquired 04/22/03; Cost $190,750)(a)	175,000	191,625
Sr. Unsec. Gtd. Global Notes, 9.25%, 06/15/08	215,000	236,500
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 12/15/11	415,000	433,675
Resolution Performance Products LLC, Sec. Notes, 8.00%, 12/15/09 (Acquired 12/17/03; Cost $360,000)(a)(b)	360,000	370,800
Rhodia S.A. (France), Sr. Notes, 7.63%, 06/01/10 (Acquired 05/20/03; Cost $85,000)(a)	85,000	82,025
Westlake Chemical Corp., Sr. Unsec. Gtd. Notes, 8.75%, 07/15/11 (Acquired 07/21/03; Cost $230,000)(a)	230,000	253,000
		2,403,813

Specialty Stores–0.67%
General Nutrition Centers, Inc., Sr. Sub. Notes, 8.50%, 12/01/10 (Acquired 11/25/03; Cost $75,000)(a)	75,000	77,250
Nebraska Book Co., Inc., Sr. Unsec. Sub. Notes, 8.75%, 02/15/08	395,000	408,825
		486,075

Steel–0.13%
IPSCO, Inc. (Canada), Sr. Global Notes, 8.75%, 06/01/13	85,000	94,563

Textiles–0.08%
Simmons Co., Sr. Sub. Notes, 7.88%, 01/15/14 (Acquired 12/10/03; Cost $55,000)(a)(b)	55,000	55,825

Trucking–1.18%
Laidlaw International Inc., Sr. Notes, 10.75%, 06/15/11 (Acquired 05/22/03-11/20/03; Cost $239,138)(a)	235,000	265,550
Quality Distribution LLC/QD Capital Corp., Sr. Unsec. Gtd. Sub. Notes, 9.00%, 11/15/10 (Acquired 11/06/03; Cost $565,000)(a)(b)	565,000	593,250
		858,800

	Principal Amount	Market Value

Wireless Telecommunication Services–5.72%
Alamosa (Delaware), Inc., Sr. Unsec. Gtd. Disc. Notes, 12.00%, 07/31/09(d)	$203,733	$185,397
American Tower Corp., Sr. Global Notes, 9.38%, 02/01/09	250,000	267,500
American Tower Escrow Corp., Unsec. Disc. Global Notes, 16.42%, 08/01/08(f)	630,000	437,850
Centennial Cellular Operating Co./Centennial Communications Corp., Sr. Unsec. Gtd. Global Notes, 10.13%, 06/15/13	340,000	375,700
Centennial Communications Corp., Sr. Sub. Notes, 10.75%, 12/15/08	170,000	180,200
Crown Castle International Corp., Sr. Global Notes, 9.38%, 08/01/11	500,000	558,750
Dobson Communications Corp., Sr. Notes, 8.88%, 10/01/13 (Acquired 09/12/03-09/15/03; Cost $240,200)(a)	240,000	244,200
Innova S. de R.L. (Mexico), Notes, 9.38%, 09/19/13 (Acquired 09/12/03-12/02/03; Cost $449,806)(a)	445,000	458,906
Millicom International Cellular S.A. (Luxembourg), Sr. Unsec. Notes, 10.00%, 12/01/13 (Acquired 11/19/03; Cost $45,000)(a)	45,000	47,114
Nextel Communications, Inc., Sr. Unsec. Notes, 7.38%, 08/01/15	190,000	205,200
Nextel Partners, Inc., Sr. Global Notes, 8.13%, 07/01/11	170,000	181,900
NII Holdings Ltd. (Cayman Islands), Sr. Sec. Disc. Euro Notes, 13.00%, 11/01/09(d)(g)	99,685	102,177
Rural Cellular Corp., Sr. Unsec. Global Notes, 9.88%, 02/01/10	190,000	203,300
SBA Telecommunications Inc./SBA Communications Corp., Sr. Disc. Notes, 9.75%, 12/15/11 (Acquired 12/08/03; Cost $109,446)(a)(b)(d)	160,000	113,200
UbiquiTel Operating Co., Sr. Unsec. Gtd. Disc. Global Notes, 14.00%, 05/15/10(d)	187,000	141,653
US Unwired Inc.–Series B, Sr. Unsec. Gtd. Sub. Disc. Notes, 13.38%, 11/01/09(d)	350,000	255,500
Western Wireless Corp., Sr. Unsec. Global Notes, 9.25%, 07/15/13	190,000	201,400
		4,159,947
Total Bonds & Notes (Cost $60,534,521)		64,612,577

	Shares
Stocks & Other Equity Interests–5.23%

Alternative Carriers–0.00%
WAM!NET Inc.–Wts., expiring 03/01/05(h)	900	9

Broadcasting & Cable TV–1.73%
CSC Holdings, Inc. Series H, 11.75% Pfd.	9,580	1,010,690
Series M, 11.13% Pfd.	2,250	237,375
XM Satellite Radio Inc.–Wts., expiring 03/15/10(h)	250	12,000
		1,260,065

INVESCO VIF – HIGH YIELD FUND

	Shares	Market Value

Integrated Telecommunication Services–2.16%
McLeodUSA Inc.–Wts., expiring 04/16/07(h)	8,399	$4,283
NTELOS Inc. (Acquired 09/10/03; Cost $562,500)(a)(b)(g)(i)	25,799	557,258
NTELOS Inc.–Wts., expiring 08/15/10 (Acquired 07/21/00; Cost $9,735)(a)(b)(h)	750	0
NTL Inc.(i)	10,595	739,001
XO Communications, Inc.(i)	27,722	159,402
XO Communications, Inc. (Acquired 11/14/03; Cost $89,460)(a)(b)(g)(i)	17,892	89,460
XO Communications, Inc.–Series A, Wts., expiring 01/16/10(h)	4,521	8,816
XO Communications, Inc.–Series B, Wts., expiring 01/16/10 (h)	3,390	5,763
XO Communications, Inc.–Series C, Wts., expiring 01/16/10 (h)	3,390	3,729
		1,567,712

	Shares	Market Value

Wireless Telecommunication Services–1.34%
Alamosa Holdings, Inc.–Series B, Conv. Pfd. $18.75	256	$81,986
American Tower Corp.–Wts., expiring 08/01/08 (Acquired 01/22/03-04/29/03; Cost $40,783)(a)(b)(h)	630	86,468
NII Holdings Inc.–Class B(i)	10,787	805,034
		973,488
Total Stocks & Other Equity Interests (Cost $2,330,233)		3,801,274
Money Market Funds–4.07%
INVESCO Treasurer's Series Money Market Reserve Fund (Cost $2,957,586)(j)	2,957,586	2,957,586
TOTAL INVESTMENTS–98.16% (Cost $65,822,340)		71,371,437
OTHER ASSETS LESS LIABILITIES–1.84%		1,339,473
NET ASSETS–100.00%		$72,710,910

Investment Abbreviations:

Conv. – Convertible
Ctfs. – Certificates
Deb. – Debentures
Disc. – Discounted
Gtd. – Guaranteed
Pfd. – Preferred
PHONES– Participation Hybrid Option Notes
Sec. – Secured
Sr. – Senior
Sub. – Subordinated
Unsec. – Unsecured
Unsub. – Unsubordinated
Wts. – Warrants

Notes to Schedule of Investments:

(a)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $17,153,119, which represented 23.59% of the Fund's net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(b)	Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $5,514,573, which represented 7.58% of the Fund's net assets.
(c)	Defaulted security. Currently, the issuer is in default with respect to interest payments.
(d)	Discounted bond at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes warrants to purchase common or preferred shares of the issuer.
(f)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(g)	Security fair valued in accordance with the procedures established by the Board of Directors.
(h)	Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i)	Non-income producing security.
(j)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – HIGH YIELD FUND

Statement of Assets and Liabilities

December 31, 2003

Statement of Operations

For the year ended December 31, 2003

Assets:
Investments, at market value (cost $62,864,754)	$68,413,851
Investments in affiliated money market funds (cost $2,957,586)	2,957,586
Cash	37,252
Receivables for:
Capital stock sold	63,979
Dividends and interest	1,283,785
Amount due from advisor	53,302
Investment for deferred compensation and retirement plans	6,377
Total assets	72,816,132

Liabilities:
Payables for:
Accrued interest expense	705
Investments purchased	37,252
Capital stock reacquired	28,263
Deferred compensation and retirement plans	6,901
Accrued administrative services fees	16,769
Accrued transfer agent fees	338
Accrued operating expenses	14,994
Total liabilities	105,222
Net assets applicable to shares outstanding	$72,710,910

Net assets consist of:
Capital (par value and additional paid-in)	$95,007,667
Undistributed net investment income	4,679,990
Undistributed net realized gain (loss) from investment securities	(32,525,844)
Unrealized appreciation of investment securities	5,549,097
$72,710,910

Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	9,170,563
Net asset value per share	$7.93

Investment income:
Interest	$5,191,234
Dividends	168,984
Dividends and interest from affiliates	25,866
Total investment income	5,386,084

Expenses:
Advisory fees	391,632
Administrative services fees	182,971
Custodian fees	15,452
Interest	3,387
Transfer agent fees	5,893
Directors' fees	11,682
Other	61,027
Total expenses	672,044
Less: Fees waived, expenses reimbursed and expense offset arrangements	(2,161)
Net expenses	669,883
Net investment income	4,716,201

Realized and unrealized gain (loss) from investment securities:
Net realized gain (loss) from investment securities	(6,461,313)
Change in net unrealized appreciation of investment securities	16,571,072
Net gain from investment securities	10,109,759
Net increase in net assets resulting from operations	$14,825,960

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – HIGH YIELD FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income	$4,716,201	$4,173,650
Net realized gain (loss) from investment securities	(6,461,313)	(11,558,358)
Change in net unrealized appreciation of investment securities	16,571,072	7,854,615
Net increase in net assets resulting from operations	14,825,960	469,907
Distributions to shareholders from net investment income	(4,191,977)	(5,997,153)
Share transactions–net	6,434,992	7,941,607
Net increase in net assets	17,068,975	2,414,361

Net assets:
Beginning of year	55,641,935	53,227,574
End of year (including undistributed net investment income of $4,679,990 and $4,186,179 for 2003 and 2002, respectively)	$72,710,910	$55,641,935

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – HIGH YIELD FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-High Yield Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek a high level of current income by investing primarily in bonds and other debt securities and also seeks capital appreciation. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to

INVESCO VIF – HIGH YIELD FUND

qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.60% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.05%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, the advisor waived fees of $755.

During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $737. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. During the year ended December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $182,971 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Fund	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$ —	$43,046,494	$(40,088,908)	$ —	$2,957,586	$25,333	$ —

NOTE 4—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the AIM and INVESCO funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period
	Advances Outstanding 12/31/2002	Increases in Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 12/31/2003	Interest Income
INVESCO Dynamics Fund	$—	$10,898,000	$(10,898,000)	$—	$450
INVESCO Technology Fund	—	2,018,000	(2,018,000)	—	83
	$—	$12,916,000	$(12,916,000)	$—	$533

NOTE 5—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $669 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $669.

NOTE 6—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

INVESCO VIF – HIGH YIELD FUND

NOTE 7—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2003, the Fund had average daily borrowings of $172,931 with a weighted average interest rate of 1.34% and interest expense of $2,315.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended December 31, 2003, the Fund had average daily borrowings of $65,038 with a weighted average interest rate of 1.63% and interest expense of $1,072. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, the Fund did not participate in securities lending.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Distributions paid from ordinary income	$4,191,977	$5,997,153

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$4,743,860
Unrealized appreciation—investments	5,397,056
Temporary book/tax differences	(4,438)
Capital loss carryforward	(32,433,235)
Capital (par value and additional paid-in)	95,007,667
Total net assets	$72,710,910

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and amortization on defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2007	$1,155,675
December 31, 2008	685,704
December 31, 2009	9,567,236
December 31, 2010	10,680,525
December 31, 2011	10,344,095
Total capital loss carryforward	$32,433,235

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $71,247,961 and $70,236,972, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$5,711,248
Aggregate unrealized (depreciation) of investment securities	(314,192)
Net unrealized appreciation of investment securities	$5,397,056
Cost of investments for tax purposes is $65,974,381.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bond adjustments, on December 31, 2003, undistributed net investment income was decreased by $30,413 and undistributed net realized gain (loss) increased by $30,413. This reclassification had no effect on the net assets of the Fund.

INVESCO VIF – HIGH YIELD FUND

NOTE 12—Capital Stock Information

Changes in Capital Stock Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold	10,017,452	$74,356,359	13,576,178	$98,462,822
Issued as reinvestment of dividends	534,010	4,191,976	891,122	5,997,153
Reacquired	(9,654,715)	(72,113,343)	(13,162,607)	(96,518,368)
	896,747	$6,434,992	1,304,693	$7,941,607

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001	2000	1999
Net asset value, beginning of period	$6.73		$7.64	$10.07	$11.51	$11.31
Income from investment operations:
Net investment income	0.49		0.46	0.67	1.12	0.93
Net gains (losses) on securities (both realized and unrealized)	1.19		(0.56)	(2.17)	(2.46)	0.11
Total from investment operations	1.68		(0.10)	(1.50)	(1.34)	1.04
Less dividends from net investment income	(0.48)		(0.81)	(0.93)	(0.10)	(0.84)
Net asset value, end of period	$7.93		$6.73	$7.64	$10.07	$11.51
Total return(a)	25.04%		(1.30)%	(14.93)%	(11.68)%	9.20%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$72,711		$55,642	$53,228	$51,401	$58,379
Ratio of expenses to average net assets	1.03	%(b)	1.05%	1.02%	1.05%	1.05%
Ratio of net investment income to average net assets	7.23	%(b)	7.28%	9.56%	9.94%	8.81%
Portfolio turnover rate	121%		95%	109%	118%	143%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)	Ratios are based on average daily net assets of $65,271,976.

NOTE 14—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

INVESCO VIF – HIGH YIELD FUND

NOTE 14—Legal Proceedings—continued

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – HIGH YIELD FUND

NOTE 15—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	An Agreement and Plan of Reorganization (the “Plan”) under which all of the assets of the Fund will be transferred to AIM V.I. High Yield Fund (“Buying Fund”), an investment portfolio of AIM Variable Insurance Funds (“Buyer”). The Buyer will issue shares of each class of the Buying Fund to shareholders of the corresponding class of shares of the Fund.
■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization and will only occur for the Fund if the Plan is not approved by shareholders.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – HIGH YIELD FUND

Report of Independent Auditors

To the Board of Directors/Trustees and Shareholders of INVESCO VIF-High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-High Yield Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 15, on December 9, 2003, the Board of Directors of the Fund approved a plan of merger for the Fund with AIM V.I. High Yield Fund. This merger is expected to take place in early 2004 upon the approval of the Fund’s shareholders.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – HIGH YIELD FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – HIGH YIELD FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended December 31, 2003, 6.70% is eligible for the dividends received deduction for corporations.

INVESCO VIF – HIGH YIELD FUND

INVESCO VIF-Leisure Fund

December 31, 2003

Annual Report

INVESCO VIF-LEISURE FUND seeks capital growth.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF–Leisure Fund

Improving market provides positive backdrop for fund performance

For the fund’s fiscal year, which ended December 31, 2003, INVESCO VIF-Leisure Fund shares returned 28.64%, virtually matching the S&P 500 Index, which returned 28.67% for the same period.

Market conditions

The S&P 500 Index declined at the beginning of 2003, dropping to its lowest level on March 11. The index then rallied through the end of the reporting period.

As of the close of the year, approximately 64% of the companies in the S&P 500 Index had reported third-quarter earnings that exceeded analysts’ expectations while approximately 20% had reported earnings that met those estimates.

All sectors of the index recorded gains for the fiscal year. Information technology, materials and consumer discretionary were the top-performing sectors while telecommunications services, consumer staples and health care were the weakest-performing sectors. Small- and mid-cap stocks generally outperformed large-cap stocks for the year.

The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 1.4% in the first quarter, 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003.

However, the job market, while improving, continued to be weak, as the nation’s unemployment rate stood at 5.7% at the close of the year.

Your fund

As stated in the fund’s prospectus, under normal circumstances, at least 80% of the fund is invested in companies engaged in the design, production and distribution of products related to leisure activities.

Throughout the year, with our primary focus on leisure stocks, we selected securities on the basis of our analysis of each individual company—regardless of the industry in which it operates—as is our strategy in all market environments. Any changes we made to the portfolio were stock-specific and not based on the desire to achieve an ideal industry positioning. Nevertheless, market conditions and events such as weather or terror warnings do often affect the short-term performance of sectors and industries, and therefore it is sometimes useful to discuss our holdings in these groups.

As of December 31, 2003, the fund was invested in six of the 10 sectors in the S&P 500 Index. However, the two consumer sectors, consumer discretionary and consumer staples, accounted for 87.9% of the fund’s net assets. Investments in the other four sectors (information technology, financials, industrials and telecommunications services) were minimal.

The industries that contributed most to the fund’s solid performance for the period included broadcasting and cable TV, casinos and gaming, hotels, movies and entertainment, and advertising. The travel and media-related industries benefited from the improving economy. Cable stocks received a boost from a ruling by the Federal Communications Commission that protected cable companies’ rights to restrict access to their broadband networks. After a difficult first quarter, advertising stocks rebounded, as investors found renewed optimism about the economy in general and advertising spending in particular.

International Game Technology, Omnicom Group and Harrah’s were three of the top contributors to the fund’s positive performance. International Game Technology produces slot machines and other types of gaming machines. Growth in the casino industry

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP INDUSTRIES* as of 12/31/03		FUND VS. INDEX
1. Omnicom Group Inc.	7.6%	1. Broadcasting & Cable TV	15.2%	Total returns 12/31/02–12/31/03,
2. International Game Technology	4.2	2. Movies & Entertainment	12.6	excluding product issuer charges
3. Harrah’s Entertainment, Inc.	3.4	3. Casinos & Gaming	11.3
4. Cablevision Systems Corp.–		4. Hotels, Resorts & Cruise Lines	10.3	INVESCO VIF-Leisure Fund	28.64%
New York Group-Class A	3.4	5. Advertising	9.6	S&P 500 Index	28.67
5. Liberty Media Corp.-Class A	3.3	6. Publishing	8.5	(Broad Market Index)
6. News Corp. Ltd. (The)-ADR (Australia)	3.1	7. Brewers	6.0	Source: Lipper, Inc.
7. Anheuser-Busch Cos., Inc.	2.9	8. Multi-Sector Holdings	3.9
8. Time Warner Inc.	2.8	9. Investment Companies-Exchange		TOTAL NUMBER OF HOLDINGS*	85
9. Groupe Bruxelles Lambert S.A.		Traded Funds	3.5	TOTAL NET ASSETS	$34.4 million
(Belgium)	2.6	10. Leisure Products	3.0
10. Knight-Ridder, Inc.	2.3

Portfolio Manager

As of 12/31/03

Mark D. Greenberg

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF–Leisure Fund

worldwide, a strong balance sheet, and increasing market share made this company a strong contributor to the fund this year.

Advertising giant Omnicom, responsible for many familiar TV ad campaigns, reported that for the nine months ended September 30, 2003, revenues rose 13% to $6.12 billion.

We believe a key to Harrah’s success has been the company’s ability to capture customer information with its affinity card, and to effectively utilize that information through target marketing. In its third-quarter 2003 earnings report, the company announced that net income for the first nine months of 2003 increased 41% from the first nine months of 2002.

Stocks that detracted from fund performance for the period included Jones Apparel Group and Hollywood Entertainment. Jones Apparel markets Jones New York, Evan-Picone, and Rena Rowan brands, among others. During 2003, Jones made several acquisitions, and it is our belief that these acquisitions were too costly. The fund no longer owns this stock.

Revenues generated by Hollywood Entertainment, a video rentals chain, failed to meet analysts’ expectations. Although consumers often chose to purchase DVDs rather than rent them in 2003, the company’s third-quarter earnings release reflected an increase in comparable store sales. Its net income decreased due to increased operating expenses and expenses related to the early reduction of debt. Based on our belief in its long-term prospects, as of December 31, 2003, the fund still owned shares in this company.

In closing

The improving economy had a positive impact on many of the fund’s holdings. Throughout the period, we adhered to our strategy of choosing the fund’s holdings based on the individual merits of each company. We continued to seek out leisure companies that are undervalued when compared to the overall market and also have the potential to grow faster than the broader market.

RESULTS OF A $10,000 INVESTMENT

4/30/02–12/31/03

Past performance cannot guarantee comparable future results.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (4/30/02)	5.64%
1 Year	28.64

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. The fund’s performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

Principal risks of investing in the fund

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

Investing in mid-size companies involves risks not associated with investing in more established companies.

        International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Domestic Common Stocks & Other Equity Interests–77.75%

Advertising–7.78%
Harte-Hanks, Inc.	2,577	$56,050
Omnicom Group Inc.	30,024	2,621,996
		2,678,046

Apparel, Accessories & Luxury Goods–1.76%
Polo Ralph Lauren Corp.	21,019	605,347

Brewers–2.89%
Anheuser-Busch Cos., Inc.	18,890	995,125

Broadcasting & Cable TV–14.66%
Cablevision Systems Corp.-New York Group–Class A(a)	49,370	1,154,764
Citadel Broadcasting Co.(a)	2,983	66,730
Clear Channel Communications, Inc.	8,115	380,025
Comcast Corp.-Class A(a)	19,034	625,648
EchoStar Communications Corp.–Class A(a)	18,040	613,360
Gray Television, Inc.	5,385	81,421
Hughes Electronics Corp.(a)	2,197	36,360
Liberty Media Corp.–Class A	96,793	1,150,869
Liberty Media Corp.–Class B(a)	6,400	88,320
Scripps Co. (E.W.) (The)–Class A	3,675	345,964
Sinclair Broadcast Group, Inc.–Class A(a)	4,838	72,183
Spanish Broadcasting System, Inc.–Class A(a)	11,933	125,297
Univision Communications Inc.–Class A(a)	7,714	306,169
		5,047,110

Casinos & Gaming–11.34%
Harrah’s Entertainment, Inc.	23,370	1,163,125
International Game Technology	40,200	1,435,140
Mandalay Resort Group	10,360	463,299
MGM MIRAGE(a)	6,739	253,454
Wynn Resorts, Ltd.(a)	21,023	588,854
		3,903,872

Diversified Commercial Services–1.68%
Cendant Corp.(a)	25,911	577,038

Footwear–0.65%
NIKE, Inc.–Class B	3,277	224,343

General Merchandise Stores–0.78%
Target Corp.	7,020	269,568

Home Entertainment Software–0.59%
Electronic Arts Inc.(a)	4,222	201,727

	Shares	Market Value

Hotels, Resorts & Cruise Lines–5.18%
Extended Stay America, Inc.	8,467	$122,602
Hilton Hotels Corp.	26,726	457,816
Marriott International, Inc.–Class A	10,751	496,696
Starwood Hotels & Resorts Worldwide, Inc.	19,667	707,422
		1,784,536

Integrated Telecommunication Services–0.45%
NTL Inc.(a)	2,230	155,543

Internet Retail–1.67%
InterActiveCorp.(a)	16,910	573,756

Investment Companies—Exchange Traded Funds–3.47%
iShares Russell 1000 Index Fund	2,001	119,120
iShares Russell 3000 Index Fund	5,600	352,800
iShares S&P 500 Index Fund	3,259	362,857
S&P 500 Depositary Receipts Trust–Series 1	3,220	358,418
		1,193,195

Leisure Facilities–0.53%
Cedar Fair, L.P.	4,277	131,518
Six Flags, Inc.(a)	2,001	15,048
Vail Resorts, Inc.(a)	2,032	34,544
		181,110

Leisure Products–3.04%
Hasbro, Inc.	11,995	255,254
Leapfrog Enterprises, Inc.–Class A(a)	6,690	177,486
Marvel Enterprises, Inc.(a)	2,680	78,015
Mattel, Inc.	27,870	537,055
		1,047,810

Movies & Entertainment–9.44%
Fox Entertainment Group, Inc.–Class A(a)	10,790	314,529
Metro-Goldwyn-Mayer Inc.(a)	13,389	228,818
Pixar, Inc.(a)	4,632	320,951
Regal Entertainment Group–Class A	7,737	158,763
Time Warner Inc.(a)	54,260	976,137
Viacom Inc.–Class A	6,663	294,971
Viacom Inc.–Class B	7,962	353,354
Walt Disney Co. (The)	25,870	603,547
		3,251,070

INVESCO VIF – LEISURE FUND

	Shares	Market Value

Publishing–8.53%
Belo Corp.–Class A	15,916	$451,059
Gannett Co., Inc.	6,390	569,732
Knight-Ridder, Inc.	10,261	793,894
McClatchy Co. (The)–Class A	6,296	433,165
McGraw-Hill Cos., Inc. (The)	3,349	234,162
Media General, Inc.–Class A	2,378	154,808
New York Times Co. (The)–Class A	6,270	299,643
		2,936,463

Restaurants–1.94%
CBRL Group, Inc.	11,998	459,043
Yum! Brands, Inc.(a)	6,089	209,462
		668,505

Specialty Stores–1.37%
Hollywood Entertainment Corp.(a)	24,410	335,638
Pier 1 Imports, Inc.	4,270	93,342
Toys “R” Us, Inc.(a)	3,375	42,660
		471,640
Total Domestic Common Stocks & Other Equity Interests (Cost $23,075,004)		26,765,804
Foreign Stocks & Other Equity Interests–20.19%

Australia–3.13%
News Corp. Ltd. (The)–ADR (Movies & Entertainment)	35,650	1,078,413

Belgium–3.20%
Compagnie Nationale a Portefeuille (Multi-Sector Holdings)	885	116,890
Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)	16,124	906,014
Interbrew (Brewers)	2,979	79,293
		1,102,197

Brazil–1.17%
Companhia de Bebidas das Americas–ADR (Brewers)	15,830	403,823

Canada–0.94%
Intrawest Corp. (Hotels, Resorts & Cruise Lines)	17,522	323,982

Denmark–1.01%
Carlsberg A.S.–Class B (Brewers)	7,536	346,456

France–1.94%
Accor S.A. (Hotels, Resorts & Cruise Lines)	10,967	495,255
JC Decaux S.A. (Advertising)(a)	10,491	171,028
		666,283

	Shares	Market Value

Hong Kong–0.20%
Television Broadcasts Ltd.–ADR (Broadcasting & Cable TV)	6,976	$70,447

Japan–0.31%
Sony Corp.–ADR (Consumer Electronics)	3,081	106,818

Liberia–0.76%
Royal Caribbean Cruises Ltd. (Hotels, Resorts & Cruise Lines)	7,542	262,386

Mexico–0.37%
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft Drinks)(a)	5,968	126,760

Netherlands–0.95%
Fox Kids Europe N.V. (Broadcasting & Cable TV)(a)	13,758	104,702
Heineken N.V. (Brewers)	5,900	224,058
		328,760

Panama–1.32%
Carnival Corp. (Hotels, Resorts & Cruise Lines)	11,413	453,439

Spain–0.62%
NH Hoteles, S.A. (Hotels, Resorts & Cruise Lines)	18,483	211,805

Switzerland–1.46%
Compagnie Financiere Richemont A.G. (Apparel, Accessories & Luxury Goods)	8,090	193,706
Pargesa Holding A.G.–Class B (Multi-Sector Holdings)	116	308,610
		502,316

United Kingdom–2.81%
Allied Domecq PLC (Distillers & Vintners)	47,400	364,767
Diageo PLC (Distillers & Vintners)	9,909	130,040
WPP Group PLC (Advertising)	48,125	471,311
		966,118
Total Foreign Stocks & Other Equity Interests (Cost $5,839,569)		6,950,003
Money Market Funds–3.03%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $1,040,996)(b)	1,040,996	1,040,996
TOTAL INVESTMENTS–100.97% (Cost $29,955,569)		34,756,803
OTHER ASSETS LESS LIABILITIES–(0.97%)		(332,360)
NET ASSETS–100.00%		$34,424,443

Investment Abbreviations:
ADR –American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – LEISURE FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $28,914,573)	$33,715,807
Investments in affiliated money market funds (cost $1,040,996)	1,040,996
Foreign currencies, at value (cost $15)	15
Receivables for:
Capital stock sold	86,855
Dividends	38,238
Amount due from advisor	15,435
Investment for deferred compensation and retirement plans	1,445
Total assets	34,898,791

Liabilities:
Payables for:
Investments purchased	446,554
Deferred compensation and retirement plans	1,445
Accrued administrative services fees	111
Accrued transfer agent fees	397
Accrued operating expenses	25,841
Total liabilities	474,348
Net assets applicable to shares outstanding	$34,424,443

Net assets consist of:
Capital (par value and additional paid-in)	$29,726,703
Undistributed net investment income (loss)	(27,677)
Undistributed net realized gain (loss) from investment securities and foreign currencies	(75,600)
Unrealized appreciation of investment securities and foreign currencies	4,801,017
$34,424,443
Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	3,140,127
Net asset value per share	$10.96

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $5,012)	$177,453
Dividends from affiliated money market funds	2,669
Interest	3,899
Total investment income	184,021

Expenses:
Advisory fees	124,471
Administrative services fees	53,980
Custodian fees	49,409
Transfer agent fees	5,008
Professional fees	25,871
Directors’ fees	4,457
Other	8,391
Total expenses	271,587
Less: Fees waived, expenses reimbursed and expense offset arrangements	(63,919)
Net expenses	207,668
Net investment income (loss)	(23,647)

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	(12,022)
Foreign currencies	(723)
(12,745)
Change in net unrealized appreciation (depreciation) of:
Investment securities	4,875,216
Foreign currencies	(223)
4,874,993
Net gain from investment securities and foreign currencies	4,862,248
Net increase in net assets resulting from operations	$4,838,601

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – LEISURE FUND

Statement of Changes in Net Assets

For the year ended December 31, 2003 and the period April 30, 2002 (date operations commenced) to December 31, 2002

	2003	2002
Operations:
Net investment income (loss)	$(23,647)	$(5,630)
Net realized gain (loss) from investment securities and foreign currencies	(12,745)	(63,581)
Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	4,874,993	(73,976)
Net increase (decrease) in net assets resulting from operations	4,838,601	(143,187)
Share transactions–net	23,489,298	6,239,731
Net increase in net assets	28,327,899	6,096,544

Net assets:
Beginning of year	6,096,544	—
End of year (including undistributed net investment income (loss) of $(27,677) and $(3,486) for 2003 and 2002, respectively)	$34,424,443	$6,096,544

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – LEISURE FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Leisure Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be

INVESCO VIF – LEISURE FUND

subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, the advisor waived fees of $16.

During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $62,592. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 was $46,604 and expiring during the calendar year ended 2006 was $62,592. During the year ended December 31, 2003, the Fund made no reimbursements to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $53,980 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Fund	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$ —	$7,107,986	$(6,066,990)	$ —	$1,040,996	$2,669	$ —

INVESCO VIF – LEISURE FUND

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $1,311 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $1,311.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that AIM Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, the Fund did not participate in securities lending transactions.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the year ended December 31, 2003 and the period April 30, 2002 (date operations commenced) through December 31, 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$165,177
Undistributed long-term gain	44,054
Unrealized appreciation—investments	4,489,262
Temporary book/tax differences	(753)
Capital (par value and additional paid-in)	29,726,703
Total net assets	$34,424,443

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, mark to market of certain passive foreign investment securities and partnership basis adjustments. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(217).

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation.

The Fund utilized $12,131 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $26,504,989 and $3,604,304, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,639,726
Aggregate unrealized (depreciation) of investment securities	(150,247)
Net unrealized appreciation of investment securities	$4,489,479
Cost of investments for tax purposes is $30,267,324.

INVESCO VIF – LEISURE FUND

NOTE 10—Reclassification of Permanent Differences

As a result of differing book/tax treatment of foreign currency transactions, partnership and passive foreign investment company reclassifications, on December 31, 2003, undistributed net investment income was decreased by $544, undistributed net realized gains increased by $723 and paid in capital decreased by $179. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31, 2003		April 30, 2002 (Date operations Commenced) to 2002
	Shares	Amount	Shares	Amount
Sold	2,580,127	$24,801,939	863,895	$7,516,511
Reacquired	(155,854)	(1,312,641)	(148,041)	(1,276,780)
	2,424,273	$23,489,298	715,854	$6,239,731

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31, 2003		April 30, 2002 (Date operations commenced) to December 31, 2002
Net asset value, beginning of period	$8.52		$10.00
Income from investment operations:
Net investment income (loss)	(0.00)		(0.00)
Net gains (losses) on securities (both realized and unrealized)	2.44		(1.48)
Total from investment operations	2.44		(1.48)
Net asset value, end of period	$10.96		$8.52
Total return(a)	28.64%		(14.80)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$34,424		$6,097
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.26	%(b)	1.29	%(c)
Without fee waivers and expense reimbursements	1.64	%(b)	3.96	%(c)
Ratio of net investment income (loss) to average net assets	(0.14	)%(b)	(0.30	)%(c)
Portfolio turnover rate(d)	22%		15%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)	Ratios are based on average daily net assets of $16,596,116.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

INVESCO VIF – LEISURE FUND

NOTE 13—Legal Proceedings—continued

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – LEISURE FUND

NOTE 14—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – LEISURE FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Leisure Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Leisure Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – LEISURE FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – LEISURE FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

INVESCO VIF – LEISURE FUND

INVESCO VIF-Real Estate Opportunity Fund

December 31, 2003

Annual Report

INVESCO VIF-REAL ESTATE OPPORTUNITY FUND seeks

capital growth in addition to current income.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF-Real Estate Opportunity Fund

Fund posts double-digit returns for fiscal year

For the fiscal year ended December 31, 2003, INVESCO VIF-Real Estate Opportunity Fund returned 38.82%, compared to 28.67% for the S&P 500 Index and 37.14% for the NAREIT Equity Index. The fund outperformed the broad-based S&P 500 because of its concentration in the strong-performing real estate sector.

Market conditions

Amid a backdrop of generally improving economic conditions, the S&P 500 Index, frequently cited as a measure of the performance of the U.S. stock market in general, produced double-digit returns for the year ended December 31, 2003. The index declined at the beginning of 2003, dropping to its lowest level of the year on March 11. The index then rallied, posting a gain of 40.86% from its low through the end of the reporting period.

During this rally, the United States and its allies took military action against Iraq and toppled the regime of Saddam Hussein. The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003. As of the close of the year, approximately 64% of the companies in the S&P 500 had reported third-quarter earnings that exceeded analysts’ expectations while approximately 20.5% had reported earnings that met those estimates. The job market, while improving, continued to be weak, however, as the nation’s unemployment rate stood at 5.7% at the close of the year.

The real estate sector continued to outperform the broader markets in 2003. Real estate investment trusts (REITs) have provided attractive returns for nearly four consecutive years. REIT shares are currently trading at approximately 17% premium to their underlying net asset value (NAV). Since 1994, the NAV premium has averaged approximately 4%. While above its historic average, the current NAV premium remains well below the estimated 30% premium peak that occurred in September 1997. When assessing REITs using traditional valuation metrics, valuations appear high. However, some solace can be taken in the fact that these higher valuations are occurring when fundamentals are at an historical low.

Your fund

The INVESCO VIF-Real Estate Opportunity Fund performed generally in line with the broader REIT indexes during the last half of 2003. All REIT sub-sectors provided positive returns over the period, while the health care, lodging, and retail sectors provided the best absolute returns over the latter half of the year. A modest exposure to international real estate investments also improved overall fund results during a period of declining U.S. dollar exchange rates.

Holdings that helped fund performance in 2003 illustrate the broad diversification the fund seeks and includes:

•	Chelsea Property Group owns, develops, leases, and manages 60 premium outlets. Host Marriott, the largest hotel REIT in the U.S., owns 117 luxury and upscale hotels, most of which operate under the Marriott and Ritz-Carlton brands.

•	General Growth Properties, the second-largest owner/operator of malls in the U.S., owns or operates more than 160 shopping malls, encompassing almost 145 million square feet of retail space and housing some 15,000 retail tenants, including J. C. Penney, Sears, Old Navy, and Foot Locker.

•	CBL & Associates Properties owns regional malls and smaller shopping centers, primarily in mid-sized trade centers in the southeastern (60% of revenues) and midwestern regions of the U.S.

•	Mills Corporation owns 18 Mills-concept entertainment destination megamalls throughout major U.S. metropolitan areas and in Madrid, Spain. Also, they have three mega-malls under development. Tenants include multiplex movie theaters, specialty retailers, manufacturers’ outlets, skate parks, ice rinks, and themed restaurants.

•	Alexandria Real Estate Equities owns and manages about 90 office and laboratory properties occupied by biotechnology and pharmaceutical companies, research institutions, government agencies, and other businesses.

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP 10 PROPERTY TYPES* as of 12/31/03		FUND VS. INDEXES
1. General Growth Properties, Inc.	6.9%	1. Retail	33.9%	Total returns 12/31/02–12/31/03
2. Simon Property Group, Inc.	6.0	2. Residential	13.9	excluding product issuer charges
3. ProLogis	5.8	3. Office Properties	11.7
4. Chelsea Property Group, Inc.	4.3	4. Industrial Properties	10.8	INVESCO VIF-REAL ESTATE
5. Vornado Realty Trust	4.3	5. Lodging-Resorts	7.3	OPPORTUNITY FUND	38.82%
6. CenterPoint Properties Trust	3.8	6. Diversified	5.9	S&P 500 Index	28.67
7. Boston Properties, Inc.	3.5	7. Specialty Properties	4.6	(Broad Market Index)
8. Developers Diversified Realty Corp.	3.5	8. Health care	3.2	NAREIT Equity Index	37.14
9. SL Green Realty Corp.	3.3	9. Industrial/Office Mixed	1.2	Source: Lipper, Inc.
10. Essex Property Trust, Inc.	3.2	10. Self Storage Facilities	0.2	TOTAL NUMBER OF HOLDINGS*	64
				TOTAL NET ASSETS	$26.09 million

Portfolio Management Team

As of 12/31/03

Mark D. Blackburn

Joe V. Rodriguez, Jr., Lead Manager

James W. Trowbridge

Assisted by the Real Estate Team

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF-REAL ESTATE OPPORTUNITY FUND

Holdings that detracted from relative performance during 2003 included REIT companies that specialized in apartment dwellings, such as BRE Properties, Canadian Apartment Properties, and United Dominion Realty Trust. Apartment REITs generally underperformed during the period due an increase in home ownership, which led to lower apartment occupancy rates.

In closing

We are pleased to provide shareholders with double-digit returns in 2003. We continue to focus on publicly traded real estate companies, principally equity REITs that we believe are best situated to outperform as evidenced by growing earnings and revenues.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Series I Shares
Inception (3/31/98)	8.41%
5 Years	13.60
1 Year	38.82

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

Principal risks of investing in the fund

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

RESULTS OF A $10,000 INVESTMENT

12/30/94–12/31/03

Index data from 12/31/94

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

The real estate industry is highly cyclical, and the underlying value of securities issued by companies doing business in that sector may be illiquid and fluctuate widely. The real estate industry, and therefore the performance of the fund, are highly sensitive to economic conditions, interest rates, property taxes, overbuilding, real estate values and changes in rental income.

International investing presents certain risks not associated with investing solely in the United States. These include, for instance, risks relating to fluctuations in the value of the U.S. dollar relative to the value of the other currencies, custody arrangements made for foreign holdings, political risks, difference in accounting procedures and the lesser degree of public information required to be provided by non-U.S. companies.

Portfolio turnover is greater than most funds, which may affect performance.

The fund may invest up to 25% of its assets in securities of non-U.S. issuers that present risks not associated with investing solely in the United States. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

The fund may invest in small and mid-sized companies that involve greater risk not associated with investing in more established companies. Additionally, small companies may have business risk, stock price fluctuations and illquidity.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance. In addition to the index used in previous reports on your fund, we have added the S&P 500 Index to this report to give you an idea how your fund compared to the broad equity market.

The unmanaged National Association of Real Estate Investment Trusts Equity Index (NAREIT) tracks the performance of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market System. Equity REITs have at least 75% of their gross invested book assets invested in the equity ownership of real estate.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–92.64%

Apartments–13.90%
Archstone-Smith Trust	17,400	$486,852
Avalonbay Communities, Inc.	17,200	822,160
BRE Properties, Inc.–Class A	7,500	250,500
Camden Property Trust	5,400	239,220
Canadian Apartment Properties Real Estate Investment Trust (Canada)	8,200	97,185
Essex Property Trust, Inc.	13,200	847,704
Residential Equities Real Estate Investment Trust (Canada)	6,600	77,051
United Dominion Realty Trust, Inc.	42,000	806,400
		3,627,072

Diversified–5.90%
AEW Real Estate Income Fund	2,800	50,176
British Land Co. PLC (United Kingdom)	4,200	43,795
Canadian Real Estate Investment Trust (Canada)	2,100	25,877
Cominar Real Estate Investment Trust (Canada)	3,500	39,942
H&R Real Estate Investment Trust (Canada)	3,700	45,365
Klepierre (France)	1,300	78,002
Morguard Corp. (Canada)	1,800	34,042
Societe Fonciere Lyonnaise (France)	1,200	51,851
Sophia (France)	400	20,574
Unibail (France)	400	37,410
Vornado Realty Trust	20,300	1,111,425
		1,538,459

Healthcare–3.21%
Health Care Property Investors, Inc.	4,900	248,920
Health Care REIT, Inc.	7,600	273,600
Nationwide Health Properties, Inc.	8,100	158,355
Retirement Residences Real Estate Investment Trust (Canada)	3,900	38,669
Ventas, Inc.	5,400	118,800
		838,344

Industrial Properties–10.75%
Catellus Development Corp.	12,247	295,398
CenterPoint Properties Trust	13,300	996,170
ProLogis	47,114	1,511,888
		2,803,456

	Shares	Market Value

Industrial/Office Mixed–1.22%
Kilroy Realty Corp.	8,700	$284,925
Kilroy Realty Corp.-Series E, 7.80% Pfd.	1,300	33,215
		318,140

Lodging-Resorts–7.30%
Extended Stay America, Inc.	3,400	49,232
Fairmont Hotels & Resorts Inc. (Canada)	11,900	322,966
Hilton Hotels Corp.	22,700	388,851
Hospitality Properties Trust	2,200	90,816
Host Marriott Corp.(a)	31,000	381,920
LaSalle Hotel Properties	8,400	155,820
LaSalle Hotel Properties–Series B, 8.38% Pfd.	1,700	46,206
Starwood Hotels & Resorts Worldwide, Inc.	13,000	467,610
		1,903,421

Office Properties–11.66%
Alexandria Real Estate Equities, Inc.	12,400	717,960
Arden Realty, Inc.	7,200	218,448
Boston Properties, Inc.	19,000	915,610
Mack-Cali Realty Corp.	7,800	324,636
SL Green Realty Corp.	21,100	866,155
		3,042,809

Regional Malls–21.02%
Borealis Retail Real Estate Investment Trust (Canada)(b)(c)	10,600	95,449
Borealis Retail Real Estate Investment Trust (Canada)	1,400	12,607
CBL & Associates Properties, Inc.	14,500	819,250
General Growth Properties, Inc.	65,100	1,806,525
Macerich Co. (The)	18,400	818,800
Mills Corp. (The)	6,700	294,800
Rouse Co. (The)	1,500	70,500
Simon Property Group, Inc.	33,800	1,566,292
		5,484,223

Self Storage Facilities–0.22%
Shurgard Storage Centers, Inc.–Class A	1,500	56,475

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

	Shares	Market Value

Shopping Centers–12.90%
Capital & Regional PLC (United Kingdom)	3,700	$26,491
Chelsea Property Group, Inc.	20,700	1,134,567
Developers Diversified Realty Corp.	26,900	903,033
Eurocommercial Properties N.V. (Netherlands)	2,500	65,568
New Plan Excel Realty Trust	15,800	389,786
Pan Pacific Retail Properties, Inc.	7,700	366,905
Regency Centers Corp.	7,600	302,860
Urstadt Biddle Properties–Class A	12,400	175,460
		3,364,670

	Shares	Market Value

Specialty Properties–4.56%
American Financial Realty Trust	26,200	$446,710
Capital Automotive REIT	4,600	147,200
Capital Automotive REIT–Series A, 7.50% Pfd.	4,500	113,625
Entertainment Properties Trust	6,200	215,202
Plum Creek Timber Co., Inc.	8,800	267,960
		1,190,697
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $20,036,941)		24,167,766
Money Market Funds–6.90%
INVESCO Treasurer's Series Money Market Reserve Fund (Cost $1,799,987)(d)	1,799,987	1,799,987
TOTAL INVESTMENTS–99.54% (Cost $21,836,928)		25,967,753
OTHER ASSETS LESS LIABILITIES–0.46%		119,021
NET ASSETS–100.00%		$26,086,774

Investment Abbreviations:
Pfd. — Preferred REIT — Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 12/31/03 represented 0.37% of the Fund's net assets. This security is not considered to be illiquid.
(c)	Security fair valued in accordance with the procedures established by the Board of Directors.
(d)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

Statement of Assets and Liabilities

December 31, 2003

Statement of Operations

For the year ended December 31, 2003

Assets:
Investments, at market value (cost $20,036,941)	$24,167,766
Investments in affiliated money market funds (cost $1,799,987)	1,799,987
Foreign currencies, at value (cost $163)	165
Receivables for:
Capital stock sold	22,357
Dividends	129,521
Amount due from advisor	20,079
Investment for deferred compensation and retirement plans	2,276
Total assets	26,142,151

Liabilities:
Payables for:
Capital stock reacquired	33,688
Deferred compensation and retirement plans	2,348
Accrued directors’ fees	951
Accrued transfer agent fees	398
Accrued operating expenses	17,992
Total liabilities	55,377
Net assets applicable to shares outstanding	$26,086,774

Net assets consist of:
Capital (par value and additional paid-in)	$20,232,466
Undistributed net investment income	528,809
Undistributed net realized gain from investment securities and foreign currencies	1,194,640
Unrealized appreciation of investment securities and foreign currencies	4,130,859
$26,086,774

Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	1,818,912
Net asset value per share	$14.34

Investment income:
Dividends (net of foreign withholding tax of $1,628)	$771,274
Dividends from affiliated money market funds	4,962
Interest	5,700
Total investment income	781,936

Expenses:
Advisory fees	161,033
Administrative services fees	57,415
Custodian fees	10,238
Transfer agent fees	5,183
Professional fees	29,430
Directors’ fees	10,162
Other	15,897
Total expenses	289,358
Less: Fees waived, expenses reimbursed and expense offset arrangements	(47,435)
Net expenses	241,923
Net investment income	540,013

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	1,643,274
Foreign currencies	(2,121)
1,641,153
Change in net unrealized appreciation of:
Investment securities	3,983,931
Foreign currencies	34
3,983,965
Net gain from investment securities and foreign currencies	5,625,118
Net increase in net assets resulting from operations	$6,165,131

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income	$540,013	$386,864
Net realized gain (loss) from investment securities and foreign currencies	1,641,153	(179,321)
Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	3,983,965	(76,238)
Net increase in net assets resulting from operations	6,165,131	131,305
Distributions to shareholders from net investment income	(384,782)	(139,350)
Share transactions–net	7,437,426	8,153,677
Net increase in net assets	13,217,775	8,145,632

Net assets:
Beginning of year	12,868,999	4,723,367
End of year (including undistributed net investment income of $528,809 and $384,519 for 2003 and 2002, respectively)	$26,086,774	$12,868,999

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Real Estate Opportunity Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization may be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.90% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.35%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, the advisor waived fees of $62.

During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $46,993. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 was $25,874 and expiring during the calendar year ended 2006 was $47,018. During the year ended December 31, 2003, the Fund made no reimbursements to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $57,415 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Fund	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$ —	$6,359,476	$(4,559,489)	$ —	$1,799,987	$4,962	$ —

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $380 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $380.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that AIM Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, the Fund did not participate in securities lending transactions.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Distributions paid from ordinary income	$384,782	$139,350

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$552,876
Undistributed short-term gain	1,021,615
Undistributed long-term gain	185,110
Unrealized appreciation—investments	4,095,689
Temporary book/tax differences	(982)
Capital (par value and additional paid-in)	20,232,466
Total net assets	$26,086,774

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable to the tax deferral of losses on wash sales and mark to market of certain passive foreign investment securities. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $34.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund utilized $296,882 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $27,380,018 and $21,277,287, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,102,428
Aggregate unrealized (depreciation) of investment securities	(6,773)
Net unrealized appreciation of investment securities	$4,095,655
Cost of investments for tax purposes is $21,872,098.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and REIT distribution reclassifications, on December 31, 2003, undistributed net investment income was decreased by $10,941 and undistributed net realized gains increased by $10,941. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold	1,026,217	$12,642,163	1,410,408	$15,108,259
Issued as reinvestment of dividends	27,387	384,782	13,283	139,350
Reacquired	(460,976)	(5,589,519)	(671,263)	(7,093,932)
	592,628	$7,437,426	752,428	$8,153,677

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001	2000	1999
Net asset value, beginning of period	$10.49		$9.97	$10.15	$7.91	$8.22
Income from investment operations:
Net investment income	0.20		0.14	0.20	0.15	0.29
Net gains (losses) on securities (both realized and unrealized)	3.87		0.50	(0.28)	2.11	(0.28)
Total from investment operations	4.07		0.64	(0.08)	2.26	0.01
Less dividends from net investment income	(0.22)		(0.12)	(0.10)	(0.02)	(0.32)
Net asset value, end of period	$14.34		$10.49	$9.97	$10.15	$7.91
Total return(a)	38.82%		6.37%	(0.76)%	28.63%	0.35%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$26,087		$12,869	$4,723	$2,456	$625
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.35	%(b)	1.36%	1.38%	1.73%	1.92%
Without fee waivers and expense reimbursements	1.62	%(b)	1.89%	2.70%	5.28%	9.72%
Ratio of net investment income to average net assets	3.02	%(b)	4.53%	4.35%	3.96%	4.25%
Portfolio turnover rate	126%		191%	163%	168%	465%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)	Ratios are based on average daily net assets of $17,892,570.

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

NOTE 13—Legal Proceedings—continued

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

NOTE 14—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.
■	Changing the investment objectives of the Fund, making the new objectives non-fundamental and changing the fundamental investment restrictions of the Fund as proposed.

Also effective on or about April 30, 2004, the name of the Fund will be changed to AIM V.I. Real Estate Fund pursuant to shareholder approval of the proposed Reorganization.

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Real Estate Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Real Estate Opportunity Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended December 31, 2003, 4.87% is eligible for the dividends received deduction for corporations.

INVESCO VIF – REAL ESTATE OPPORTUNITY FUND

INVESCO VIF-Small Company Growth Fund

December 31, 2003

Annual Report

INVESCO VIF-SMALL COMPANY GROWTH FUND seeks

long-term growth of capital.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF–SMALL COMPANY GROWTH FUND

Fund posts double-digit gains for the reporting period

For the year ended December 31, 2003, INVESCO VIF-Small Company Growth Fund posted a return of 33.43%. By comparison, the Russell 2000® Growth Index returned 48.54% over the same period. In managing the fund, our focus is on the stocks of companies with sustainable long-term earnings growth potential. The fund underperformed its index because many of the stocks that led the market rally, particularly in the second and third quarters, were more speculative and thus did not meet our investment criteria.

Market conditions

Amid a backdrop of generally improving economic conditions, the S&P 500® Index declined at the beginning of 2003, dropping to its lowest level of the year on March 11. The index then rallied, posting a cumulative total return of 40.86% from its low through the end of the reporting period.

During this rally, the United States and its allies took military action against Iraq and toppled the regime of Saddam Hussein. The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003. The job market, while improving, continued to be weak, however, as the nation’s unemployment rate stood at 5.7% at the close of the year.

For the first five months of the year, the Federal Reserve (the Fed) kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, its lowest level since 1958. At the time, the Fed said it favored a more expansive monetary policy because the economy had not yet exhibited sustainable growth. By October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak.

All sectors of the S&P 500 recorded gains for the fiscal year. Information technology, materials and consumer discretionary were the top-performing sectors while telecommunication services, consumer staples and health care were the weakest-performing sectors. Small- and mid-cap stocks generally outperformed large-cap stocks for the year. The performance of growth and value stocks was similar, although mid-cap growth stocks generally outperformed their value counterparts.

Your fund

During the reporting period, we adjusted the portfolio to take advantage of an economic recovery. We increased the fund’s exposure to more aggressive sectors such as information technology, industrials and materials. Simultaneously, we eliminated the fund’s holdings in consumer staples, a more defensive sector, and reduced its exposure to energy, which also is more defensive. We increased the fund’s exposure to health care, as we found what we consider attractive investment opportunities in this sector.

At the close of the year, the fund’s top sector weightings were in information technology, health care and consumer discretionary. These sectors also had the most positive impact on fund performance. However, our information technology and health care stocks generally underperformed those in the Russell 2000 Growth Index. In our opinion, that was because the index contained more speculative information technology and health care stocks of companies that did not meet our earnings criteria.

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP INDUSTRIES* as of 12/31/03		FUND VS. INDEXES
1. Investors Financial Services Corp.	1.2%	1. Biotechnology	7.4%	Total returns 12/31/02–12/31/03,
2. Labor Ready, Inc.	1.1	2. Communications Equipment	6.0	excluding product issuer charges
3. Secure Computing Corp.	1.1	3. Semiconductors	5.8
4. Heidrick & Struggles International, Inc.	1.1	4. Application Software	4.4	INVESCO VIF-
5. Alliance Gaming Corp.	1.0	5. Diversified Commercial Services	3.9	Small Company Growth Fund	33.43%
6. iShares Russell 2000 Growth Index Fund	1.0	6. Casinos & Gaming	3.9	Russell 2000 Growth Index	48.54
7. Anteon International Corp.	1.0	7. Regional Banks	3.4
8. Sierra Health Services, Inc.	1.0	8. Semiconductor Equipment	3.4	TOTAL NUMBER OF HOLDINGS*	144
9. Corinthean Colleges, Inc.	1.0	9. Internet Software & Services	3.2	TOTAL NET ASSETS	$50 million
10. Gen-Probe Inc.	1.0	10. Asset Management & Custody Banks	3.1

Portfolio Management Team

As of 12/31/03

Stacie L. Cowell, Lead Manager

Cameron Cooke

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF–SMALL COMPANY GROWTH FUND

In the information technology sector, a stock that made a positive contribution to fund performance was OmniVision Technologies, which produces semiconductors for digital cameras. OmniVision’s profitability increased in 2003. A health care stock that enhanced performance was Gen-Probe, a leading provider of diagnostic tests for disease detection. The company reported a 217% increase in net income for the first nine months of 2003 compared to the same period for the previous year.

Tier Technologies and Accredo Health were information technology and health care stocks that detracted from performance. Tier Technologies, an information technology consulting firm, reported a loss for the third quarter of 2003, and the fund no longer owns this stock. Accredo Health, which provides contract pharmacy and treatment services, saw its stock price decline in April after the company reduced its revenue estimates for its fiscal year. The stock recouped most of its losses during the remainder of 2003.

In closing

We are pleased to have provided positive returns to the fund’s shareholders for the reporting period ended December 31, 2003, by investing principally in the stocks of small-capitalization companies.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (8/22/97)	5.47%
5 Years	3.99
1 Year	33.43

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

Investing in micro, small- and mid-sized companies involves risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

The fund may invest up to 25% of its assets in securities of non-U.S. issuers that present risks not associated with investing solely in the United States. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance. In addition to the index used in previous reports on your fund, we have added the S&P 500 Index to this report to give you an idea of how your fund performed compared to the broad equity market. The unmanaged Russell 2000 Growth Index is a subset of the unmanaged Russell 2000® Index, which represents the performance of the stocks of small-capitalization companies; the Growth subset measures the performance of Russell 2000 companies with higher price/book ratios and higher forecasted growth values.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

RESULTS OF A $10,000 INVESTMENT

8/22/97–12/31/03

Index data from 8/31/97

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

Schedule of Investments

December 31, 2003

	Shares	Market Value
Common Stocks–95.44%

Airlines–0.82%
AirTran Holdings, Inc. (a)	34,000	$ 404,600

Apparel Retail–2.70%
Aeropostale, Inc. (a)	16,700	457,914
Finish Line, Inc. (The)–Class A (a)	9,200	275,724
Hot Topic, Inc. (a)	8,500	250,410
Men's Wearhouse, Inc. (The) (a)	14,200	355,142
		1,339,190

Application Software–4.40%
Agile Software Corp. (a)	28,000	277,200
Altiris, Inc. (a)	8,700	317,376
FileNET Corp. (a)	15,300	414,324
Inet Technologies, Inc. (a)	24,300	291,600
MicroStrategy Inc.–Class A (a)	4,300	225,664
MSC.Software Corp. (a)	33,300	314,685
RSA Security Inc. (a)	23,890	339,238
		2,180,087

Asset Management & Custody Banks–3.12%
Affiliated Managers Group, Inc. (a)	5,250	365,348
Eaton Vance Corp.	10,100	370,064
Investors Financial Services Corp.	14,900	572,309
National Financial Partners Corp.	8,700	239,685
		1,547,406

Biotechnology–7.37%
Abgenix, Inc. (a)	16,800	209,328
Celgene Corp. (a)	7,700	346,654
Connectics Corp. (a)	20,100	365,016
Gen-Probe Inc. (a)	13,000	474,110
IDEXX Laboratories, Inc. (a)	5,300	245,284
ILEX Oncology, Inc. (a)	16,500	350,625
Ligand Pharmaceuticals Inc.–Class B (a)	13,200	193,908
Martek Biosciences Corp. (a)	5,600	363,832
Neurocrine Biosciences, Inc. (a)	6,300	343,602
NPS Pharmaceuticals, Inc. (a)	11,100	341,214
OSI Pharmaceuticals, Inc. (a)	6,000	193,260
Serologicals Corp. (a)	12,200	226,920
		3,653,753

Broadcasting & Cable TV–0.59%
Radio One, Inc.–Class D (a)	15,100	291,430

	Shares	Market Value

Casinos & Gaming–3.85%
Alliance Gaming Corp. (a)	21,100	$520,115

Mandalay Resort Group	5,900	263,848
Scientific Games Corp.–Class A (a)	23,900	406,539
Station Casinos, Inc.	12,400	379,812
WMS Industries Inc. (a)	13,000	340,600
		1,910,914

Communications Equipment–6.01%
Arris Group Inc. (a)	61,800	447,432
F5 Networks, Inc. (a)	14,800	371,480
McDATA Corp.–Class A (a)	37,400	356,422
NetScreen Technologies, Inc. (a)	15,000	371,250
Powerwave Technologies, Inc. (a)	50,500	386,325
REMEC, Inc. (a)	42,400	356,584
Sonus Networks, Inc. (a)	32,100	242,676
Tekelec (a)	28,850	448,618
		2,980,787

Computer Storage & Peripherals–0.67%
Dot Hill Systems Corp. (a)	21,900	331,785

Construction & Farm Machinery & Heavy Trucks–2.02%
Joy Global Inc.	9,200	240,580
Oshkosh Truck Corp.	7,700	392,931
Wabash National Corp. (a)	12,600	369,180
		1,002,691

Diversified Commercial Services–3.93%
Corinthian Colleges, Inc. (a)	8,700	483,372
Corporate Executive Board Co. (The) (a)	9,200	429,364
ITT Educational Services, Inc. (a)	4,420	207,607
LECG Corp. (a)	12,200	279,258
Providence Service Corp. (a)	10,400	168,272
Sylvan Learning Systems, Inc. (a)	13,300	382,907
		1,950,780

Diversified Metals & Mining–0.77%
Arch Coal, Inc.	12,200	380,274

Electronic Equipment Manufacturers–2.03%
Aeroflex Inc. (a)	36,620	428,088
Digital Theater Systems Inc. (a)	9,500	234,555
Plexus Corp. (a)	20,200	346,834
		1,009,477

INVESCO VIF – SMALL COMPANY GROWTH FUND

	Shares	Market Value

Electronic Manufacturing Services–0.77%
Benchmark Electronics, Inc. (a)	9,900	$ 344,619
Trimble Navigation Ltd. (a)	1,000	37,240
		381,859

Employment Services–3.06%
Heidrick & Struggles International, Inc. (a)	24,500	534,100
Labor Ready, Inc. (a)	43,100	564,610
Resources Connection, Inc. (a)	15,290	417,570
		1,516,280

Environmental Services–0.64%
Stericycle, Inc. (a)	6,800	317,560

General Merchandise Stores–0.84%
Tuesday Morning Corp. (a)	13,800	417,450

Health Care Equipment–2.84%
Advanced Neuromodulation Systems, Inc. (a)	9,800	450,604
ALARIS Medical Systems, Inc. (a)	14,800	225,108
ArthroCare Corp. (a)	8,490	208,005
Cyberonics, Inc. (a)	7,600	243,276
INAMED Corp. (a)	1,650	79,299
Therasense, Inc. (a)	10,000	203,000
		1,409,292

Health Care Facilities–2.11%
Community Health Systems Inc. (a)	13,800	366,804
Select Medical Corp.	24,600	400,488
United Surgical Partners International, Inc. (a)	8,300	277,884
		1,045,176

Health Care Services–2.77%
Accredo Health, Inc. (a)	12,700	401,447
DaVita, Inc. (a)	7,400	288,600
Dendrite International, Inc. (a)	22,900	358,843
SFBC International, Inc. (a)	12,200	324,032
		1,372,922

Health Care Supplies–0.42%
Regeneration Technologies, Inc. (a)	18,800	206,048

Homebuilding–0.63%
Ryland Group, Inc. (The)	3,500	310,240

Industrial Gases–0.76%
Airgas, Inc.	17,600	378,048

Industrial Machinery–1.45%
IDEX Corp.	9,300	386,787
Kennametal Inc.	8,400	333,900
		720,687

Internet Retail–0.58%
Netflix Inc. (a)	5,300	289,857

	Shares	Market Value

Internet Software & Services–3.20%
Ask Jeeves, Inc. (a)	20,400	$ 369,648
EarthLink, Inc. (a)	29,500	295,000
Openwave Systems Inc. (a)	15,900	174,900
SupportSoft, Inc. (a)	29,600	389,240
webMethods, Inc. (a)	39,300	359,595
		1,588,383

Investment Banking & Brokerage–1.70%
Knight Trading Group, Inc. (a)	26,700	390,888
Raymond James Financial, Inc.	12,000	452,400
		843,288

Investment Companies—Exchange Traded Funds–1.04%
iShares Russell 2000 Growth Index Fund	8,700	515,040

IT Consulting & Other Services–2.68%
Anteon International Corp. (a)	13,800	497,490
Cognizant Technology Solutions Corp. (a)	4,900	223,636
MAXIMUS, Inc. (a)	6,800	266,084
SRA International, Inc.–Class A (a)	7,900	340,490
		1,327,700

Leisure Products–0.89%
Marvel Enterprises, Inc. (a)	15,200	442,472

Managed Health Care–0.99%
Sierra Health Services, Inc. (a)	17,900	491,355

Oil & Gas Drilling–1.40%
Patterson-UTI Energy, Inc.	10,600	348,952
Precision Drilling Corp. (Canada)	7,900	345,072
		694,024

Oil & Gas Equipment & Services–1.41%
Maverick Tube Corp. (a)	17,400	334,950
National-Oilwell, Inc. (a)	16,300	364,468
		699,418

Oil & Gas Exploration & Production–0.65%
Spinnaker Exploration Co. (a)	10,000	322,700

Pharmaceuticals–2.69%
Cypress Bioscience, Inc. (a)	9,900	149,985
Eon Labs, Inc. (a)	3,600	183,420
MGI Pharma, Inc. (a)	6,800	279,820
Pharmaceutical Resources, Inc. (a)	3,300	214,995
POZEN Inc. (a)	5,800	59,160
Valeant Pharmaceuticals International	17,800	447,670
		1,335,050

Property & Casualty Insurance–0.52%
United National Group, Ltd.–Class A (a)	14,700	259,749

INVESCO VIF – SMALL COMPANY GROWTH FUND

	Shares	Market Value

Publishing–0.72%
Getty Images, Inc. (a)	7,100	$ 355,923

Regional Banks–3.42%
Greater Bay Bancorp	10,700	304,736
PrivateBancorp, Inc.	6,900	314,088
Silicon Valley Bancshares (a)	7,700	277,739
South Financial Group, Inc. (The)	7,200	200,592
Southwest Bancorp. of Texas, Inc.	10,000	388,500
Wintrust Financial Corp.	4,700	211,970
		1,697,625

Restaurants–0.91%
P.F. Chang's China Bistro, Inc. (a)	6,000	305,280
Panera Bread Co.–Class A (a)	3,700	146,261
		451,541

Semiconductor Equipment–3.42%
Asyst Technologies, Inc. (a)	16,700	289,745
Cymer, Inc. (a)	8,700	401,853
MKS Instruments, Inc. (a)	14,300	414,700
Ultratech, Inc. (a)	11,100	326,007
Varian Semiconductor Equipment Associates, Inc. (a)	6,000	262,140
		1,694,445

Semiconductors–5.83%
Artisan Components, Inc. (a)	12,100	248,050
Integrated Circuit Systems, Inc. (a)	11,400	324,786
Integrated Silicon Solution, Inc. (a)	15,000	235,050
Lattice Semiconductor Corp. (a)	40,500	392,040
Microsemi Corp. (a)	16,100	395,738
OmniVision Technologies, Inc. (a)	4,000	221,000
Semtech Corp. (a)	18,000	409,140
Vitesse Semiconductor Corp. (a)	48,200	282,934
Zoran Corp. (a)	22,100	384,319
		2,893,057

Specialty Stores–3.12%
Advance Auto Parts, Inc. (a)	5,700	463,980
Guitar Center, Inc. (a)	13,100	426,798
Linens 'n Things, Inc. (a)	8,240	247,859
PETCO Animal Supplies, Inc. (a)	13,400	408,030
		1,546,667

	Shares	Market Value

Steel–1.02%
Allegheny Technologies, Inc.	24,700	$ 326,534
GrafTech International Ltd. (a)	13,200	178,200
		504,734

Systems Software–1.08%
Secure Computing Corp. (a)	29,900	535,509

Thrifts & Mortgage Finance–1.35%
Dime Community Bancshares	11,500	353,740
Independence Community Bank Corp.	8,800	316,536
		670,276

Trucking–0.72%
Central Freight Lines, Inc. (a)	5,500	97,625
Overnite Corp. (a)	11,500	261,625
		359,250

Wireless Telecommunication Services–1.53%
Nextel Partners, Inc.–Class A (a)	28,700	386,015
Western Wireless Corp.–Class A (a)	20,400	374,544
		760,559
Total Common Stocks (Cost $39,987,482)		47,337,358

Money Market Funds–6.08%
INVESCO Treasurer's Series Money Market Reserve Fund (Cost $3,015,849) (b)	3,015,849	3,015,849
TOTAL INVESTMENTS–101.52% (excluding investments purchased with cash collateral from securities loaned) (Cost $43,003,331)		50,353,207
Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–1.08%
INVESCO Treasurer's Series Money Market Reserve Fund (b)(c)	532,875	532,875
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $532,875)		532,875
TOTAL INVESTMENTS–102.60% (Cost $43,536,206)		50,886,082
OTHER ASSETS LESS LIABILITIES–(2.60%)		(1,288,258)
NET ASSETS–100.00%		$49,597,824

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.
(c)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – SMALL COMPANY GROWTH FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $39,987,482)*	$47,337,358
Investments in affiliated money market funds (cost $3,548,724)	3,548,724
Receivables for:
Investments sold	427,437
Capital stock sold	43,663
Dividends	6,705
Due from advisor	5,504
Investment for deferred compensation and retirement plans	3,785
Total assets	51,373,176

Liabilities:
Payables for:
Investments purchased	271,728
Capital stock reacquired	942,825
Deferred compensation and retirement plans	4,136
Collateral upon return of securities loaned	532,875
Accrued directors’ fees	341
Accrued transfer agent fees	379
Accrued operating expenses	23,068
Total liabilities	1,775,352
Net assets applicable to shares outstanding	$49,597,824

Net assets consist of:
Capital (par value and additional paid-in)	$56,291,670
Undistributed net investment income (loss)	(1,955)
Undistributed net realized gain (loss) from investment securities and option contracts	(14,041,767)
Unrealized appreciation of investment securities	7,349,876
$49,597,824

Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	3,667,358
Net asset value per share	$13.52

*	At December 31, 2003, securities with an aggregate market value of $515,562 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $105)	$158,112
Dividends from affiliated money market funds**	23,554
Interest	16,499
Total investment income	198,165

Expenses:
Advisory fees	299,443
Administrative services fees	115,803
Custodian fees	26,802
Transfer agent fees	5,093
Professional fees	31,225
Directors’ fees	9,592
Other	31,183
Total expenses	519,141
Less: Fees waived, expenses reimbursed and expense offset arrangements	(18,942)
Net expenses	500,199
Net investment income (loss)	(302,034)

Realized and unrealized gain from investment securities and option contracts:
Net realized gain from:
Investment securities	4,825,760
Option contracts written	6,957
4,832,717
Change in net unrealized appreciation of investment securities	7,332,784
Net gain from investment securities and option contracts	12,165,501
Net increase in net assets resulting from operations	$11,863,467

**	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – SMALL COMPANY GROWTH FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income (loss)	$(302,034)	$(296,580)
Net realized gain (loss) from investment securities and option contracts	4,832,717	(9,458,459)
Change in net unrealized appreciation (depreciation) of investment securities	7,332,784	(3,155,373)
Net increase (decrease) in net assets resulting from operations	11,863,467	(12,910,412)
Share transactions–net	4,743,889	6,690,293
Net increase (decrease) in net assets	16,607,356	(6,220,119)

Net assets:
Beginning of year	32,990,468	39,210,587
End of year (including undistributed net investment income (loss) of $(1,955) and $(974) for 2003 and 2002, respectively)	$49,597,824	$32,990,468

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – SMALL COMPANY GROWTH FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Small Company Growth Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – SMALL COMPANY GROWTH FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
G.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $384.

During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $17,782. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 was $12,943 and expiring during the calendar year ended 2006 was $9,816. During the year ended December 31, 2003, the Fund reimbursed IFG for previously reimbursed Fund expenses of $22,759.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $115,803 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

INVESCO VIF – SMALL COMPANY GROWTH FUND

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Investments of Daily Available Cash Balances:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$22,800,747	$(19,784,898)	$—	$3,015,849	$17,115	$—
Subtotal	$—	$22,800,747	$(19,784,898)	$—	$3,015,849	$17,115	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income*	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$758,750	$17,470,144	$(17,698,195)	$—	$532,875	$6,439	$—

Total	$758,750	$40,270,891	$(37,483,093)	$—	$3,548,724	$23,554	$—
*	Dividend income is net of fees paid to security lending counterparties of $2,471.

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $776 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $776.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the

INVESCO VIF – SMALL COMPANY GROWTH FUND

value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At December 31, 2003, securities with an aggregate value of $515,562 were on loan to brokers. The loans were secured by cash collateral of $532,875 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $6,439 for securities lending transactions.

NOTE 8—Option Contracts Written

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of year	—	$—
Written	105	12,118
Closed	(64)	(2,458)
Exercised	(22)	(4,777)
Expired	(19)	(4,883)
End of year	—	$—

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation—investments	$6,797,459
Temporary book/tax differences	(1,955)
Capital loss carryforward	(13,489,350)
Capital (par value and additional paid-in)	56,291,670
Total net assets	$49,597,824

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and deferral of losses on straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund utilized $3,950,994 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2009	$3,770,622
December 31, 2010	9,718,728
Total capital loss carryforward	$13,489,350

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $54,658,307 and $49,143,375, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$7,741,195
Aggregate unrealized (depreciation) of investment securities	(943,736)
Net unrealized appreciation of investment securities	$6,797,459
Cost of investments for tax purposes is $44,088,623.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2003, undistributed net investment income (loss) was increased by $301,053, undistributed net realized gain (loss) decreased by $5 and paid in capital decreased by $301,048. This reclassification had no effect on the net assets of the Fund.

INVESCO VIF – SMALL COMPANY GROWTH FUND

NOTE 12—Capital Stock Information

Changes in Capital Stock Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold	3,309,670	$37,027,890	2,863,484	$32,291,030
Reacquired	(2,897,138)	(32,284,001)	(2,272,348)	(25,600,737)
	412,532	$4,743,889	591,136	$6,690,293

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001	2000	1999
Net asset value, beginning of period	$10.14		$14.72	$18.07	$22.01	$11.51
Income from investment operations:
Net investment income (loss)	(0.08)		(0.00)	(0.00)	(0.00)	(0.00)
Net gains (losses) on securities (both realized and unrealized)	3.46		(4.58)	(3.35)	(3.35)	10.50
Total from investment operations	3.38		(4.58)	(3.35)	(3.35)	10.50
Less distributions from net realized gains	—		—	—	(0.59)	—
Net asset value, end of period	$13.52		$10.14	$14.72	$18.07	$22.01
Total return	33.33%		(31.11)%	(18.54)%	(14.98)%	91.06%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$49,598		$32,990	$39,211	$24,765	$4,950
Ratio of expenses to average net assets:
With fee waivers	1.25	%(b)	1.25%	1.25%	1.37%	1.70%
Without fee waivers	1.30	%(b)	1.31%	1.29%	1.43%	4.05%
Ratio of net investment income (loss) to average net assets	(0.75	)%(b)	(0.87)%	(0.48)%	(0.64)%	(0.71)%
Portfolio turnover rate	133%		95%	88%	155%	201%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect change at the separate account level which if included would reduce total returns for all periods shown.
(b)	Ratios are based on average daily net assets of $39,925,790.

NOTE 14—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

INVESCO VIF – SMALL COMPANY GROWTH FUND

NOTE 14—Legal Proceedings—continued

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – SMALL COMPANY GROWTH FUND

NOTE 15—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – SMALL COMPANY GROWTH FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Small Company Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Small Company Growth Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – SMALL COMPANY GROWTH FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – SMALL COMPANY GROWTH FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

INVESCO VIF – SMALL COMPANY GROWTH FUND

INVESCO VIF-Technology Fund

December 31, 2003

Annual Report

INVESCO VIF-TECHNOLOGY FUND

seeks capital growth.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF-TECHNOLOGY FUND

Strength in technology lifts fund performance

For the year ended December 31, 2003, INVESCO VIF-Technology Fund returned 45.29%. For the same period, the fund’s broad market index, the S&P 500® Index, returned 28.67%. The fund outperformed the S&P 500 Index because of its emphasis on information technology stocks.

Market conditions

As noted above, the S&P 500 Index provided positive returns for the year ended December 31, 2003. It declined at the beginning of 2003, dropping to its lowest level of the year on March 11, and then rallied. All sectors of the S&P 500 Index recorded gains for the year, but information technology was the best-performing sector, returning 46.55%.

The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 1.4% in the first quarter, 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003. According to Bloomberg, as of the close of the year, approximately 64% of the companies in the S&P 500 Index had reported third-quarter earnings that exceeded analysts’ expectations. The job market, while improving, continued to be weak, however; the nation’s unemployment rate stood at 5.7% at the close of the year. For the first half of the year, the Federal Reserve kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, its lowest level since 1958.

The Semiconductor Industry Association, a trade group, reported that worldwide sales of semiconductors increased 4.5% from October to November 2003, and that sales rose 25.7% from November 2002 to November 2003. A survey of more than 600 technology executives conducted by Gartner, Inc. and Soundview Technology Group showed those executives were increasingly confident about the sustainability of higher capital spending.

In a speech, Federal Open Market Committee member Ben Bernanke said that while “downside risks to the economy remain, … finally, the business sector appears to have emerged from its funk. Corporate investment has been strong, particularly in equipment and software.”

Your fund

After three difficult years, information technology stocks returned to investor favor in 2003. As investors grew increasingly confident about economic and market trends, they rotated into technology stocks, many of which have historically led recoveries—and have the potential to outperform as markets recover. Unfortunately, within the information technology sector, many of the strongest-performing stocks were either stocks of small-cap companies or stocks of companies with balance sheets that did not meet our fundamental stock-selection criteria. As a result, both groups tended to be absent from our portfolio.

Nonetheless, the fund performed well for the year—particularly its semiconductor, communications semiconductor, and storage stocks. Because we believe that semiconductor stocks have a high degree of operating leverage (which means that even a relatively modest increase in revenue can have a fairly dramatic effect on earnings), we added to our semiconductor holdings during the year.

Communications semiconductors is one group that we believe has bottomed but has yet to experience any dramatic improvement. Stocks of companies in the computer storage and peripherals industry did well despite a downturn in capital expenditures, because storage has remained a priority for corporate chief information officers.

There were some industries that hindered fund performance, however. Even though our software holdings provided positive absolute returns, the group’s performance was somewhat of a disappointment to us—particularly since we were overweight the industry. Stock selection was an issue in this industry, with the stocks of profitable, more established software companies generally underperforming those of unprofitable, more speculative companies. Also, because we underestimated the upside

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP INDUSTRIES* as of 12/31/03		FUND VS. INDEX
1. Intel Corp.	4.9%	1. Semiconductors	21.2%	Total returns 12/31/02–12/31/03
2. Cisco Systems, Inc.	4.9	2. Communications Equipment	18.4	excluding product issuer charges
3. Microsoft Corp.	3.5	3. Application Software	10.7
4. EMC Corp.	2.9	4. Systems Software	10.2	INVESCO VIF-Technology Fund	45.29%
5. Dell Inc.	2.3	5. Semiconductor Equipment	7.5	S&P 500 Index	28.67
6. Yahoo! Inc.	2.2	6. Computer Storage & Peripherals	4.3	Source: Lipper, Inc.
7. Applied Materials, Inc.	2.1	7. Computer Hardware	4.1
8. VERITAS Software Corp.	1.9	8. Internet Software & Services	3.7	TOTAL NUMBER OF HOLDINGS*	105
9. Texas Instruments Inc.	1.9	9. Electronic Manufacturing Services	3.5	TOTAL NET ASSETS	$171.5 million
10. QUALCOMM Inc.	1.8	10. Internet Retail	2.5

Portfolio Management Team

As of 12/31/03

Chris Dries

Michelle Fenton

William R. Keithler

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF-TECHNOLOGY FUND

potential of Internet stocks, the fund was underweight in such stocks, and that detracted from fund performance.

Among individual holdings, Cisco helped fund performance while Celestica hindered fund performance. In November, Cisco announced that its revenues and earnings increased from the first quarter of fiscal 2003 to the first quarter of 2004, and that its first quarter 2004 earnings exceeded those of the fourth quarter of 2003. The company’s chief executive said in December that his company’s customers appeared to be increasing their information technology spending plans. Celestica, a leading electronics manufacturing services company, has been hurt by the downturn in the information technology sector. While other firms have seen their earnings improve, Celestica’s third quarter 2003 revenues and earnings were below those of the third quarter of 2002.

In closing

We were pleased to provide shareholders with positive total return for the year ended December 31, 2003, by investing in stocks of companies in technology-related industries. Throughout the year, we remained broadly diversified within the information technology sector, concentrating on companies that we believe have market-leading positions in their industries, strong management teams with solid track records, financial strength, and proprietary products.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (5/20/97)	2.76%
5 Years	-3.67
1 Year	45.29

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

Investing in small and mid-size companies involves risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

Portfolio turnover is greater than most funds, which may affect performance.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

Bloomberg, Inc., is a well-known independent financial research and reporting firm.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

RESULTS OF A $10,000 INVESTMENT

5/20/97–12/31/03

Index data from 5/31/97

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Domestic Common Stocks & Other Equity Interests–85.12%

Application Software–7.58%
BEA Systems, Inc.(a)	210,900	$2,594,070
Citrix Systems, Inc.(a)	43,400	920,514
Fair Issac Corp.	16,000	786,560
FileNET Corp.(a)	41,100	1,112,988
Intuit Inc.(a)	37,100	1,962,961
Mercury Interactive Corp.(a)	38,200	1,858,048
Siebel Systems, Inc.(a)	152,400	2,113,788
Software HOLDRs Trust	43,600	1,658,108
		13,007,037

Biotechnology–0.48%
Gilead Sciences, Inc.(a)	14,300	831,402

Broadcasting & Cable TV–0.92%
Comcast Corp.–Class A(a)	22,600	742,862
Cox Communications, Inc.–Class A(a)	24,400	840,580
		1,583,442

Communications Equipment–15.29%
3Com Corp.(a)	103,700	847,229
ADTRAN, Inc.	23,210	719,510
Advanced Fibre Communications, Inc.(a)	35,300	711,295
Avaya Inc.(a)	86,200	1,115,428
Cisco Systems, Inc.(a)	344,600	8,370,334
Comverse Technology, Inc.(a)	24,100	423,919
Corning Inc.(a)	122,100	1,273,503
Emulex Corp.(a)	65,900	1,758,212
Foundry Networks, Inc.(a)	32,400	886,464
Juniper Networks, Inc.(a)	86,800	1,621,424
Lucent Technologies Inc.(a)	140,800	399,872
McDATA Corp.–Class A(a)	79,400	756,682
Motorola, Inc.	75,600	1,063,692
NetScreen Technologies, Inc.(a)	16,100	398,475
QLogic Corp.(a)	31,500	1,625,400
QUALCOMM Inc.	57,150	3,082,100
Sonus Networks, Inc.(a)	25,400	192,024
Sycamore Networks, Inc.(a)	111,300	583,212
UTStarcom, Inc.(a)	10,800	400,356
		26,229,131

Computer Hardware–4.13%
Dell Inc.(a)	115,400	3,918,984
Hewlett-Packard Co.	32,100	737,337
International Business Machines Corp.	26,200	2,428,216
		7,084,537

	Shares	Market Value

Computer Storage & Peripherals–4.31%
EMC Corp.(a)	380,500	$4,916,060
Network Appliance, Inc.(a)	120,500	2,473,865
		7,389,925

Data Processing & Outsourced Services–0.98%
Affiliated Computer Services, Inc.–Class A(a)	15,600	849,576
Paychex, Inc.	22,500	837,000
		1,686,576

Electronic Equipment Manufacturers–1.11%
Amphenol Corp.–Class A(a)	18,700	1,195,491
Vishay Intertechnology, Inc.(a)	30,900	707,610
		1,903,101

Electronic Manufacturing Services–2.29%
Jabil Circuit, Inc.(a)	55,000	1,556,500
KEMET Corp.(a)	25,400	347,726
Sanmina–SCI Corp.(a)	119,000	1,500,590
Solectron Corp.(a)	87,700	518,307
		3,923,123

Health Care Equipment–0.96%
Boston Scientific Corp.(a)	44,600	1,639,496

Home Entertainment Software–0.62%
Electronic Arts Inc.(a)	22,100	1,055,938

Internet Retail–2.46%
eBay Inc.(a)	41,600	2,686,944
InterActiveCorp.(a)	44,940	1,524,814
		4,211,758

Internet Software & Services–3.69%
VeriSign, Inc.(a)	155,300	2,531,390
Yahoo! Inc.(a)	83,900	3,789,763
		6,321,153

IT Consulting & Other Services–0.50%
Anteon International Corp.(a)	23,700	854,385

Movies & Entertainment–1.20%
Time Warner Inc.(a)	114,800	2,065,252

Office Electronics–0.49%
Zebra Technologies Corp.–Class A(a)	12,600	836,262

Other Diversified Financial Services–0.16%
BlueStream Ventures L.P.(a)(b)(c)(d)(e)	900,000	280,827

INVESCO VIF – TECHNOLOGY FUND

	Shares	Market Value

Semiconductor Equipment–6.57%
Applied Materials, Inc.(a)	163,600	$3,672,820
Asyst Technologies, Inc.(a)	27,600	478,860
Axcelis Technologies, Inc.(a)	28,400	290,248
KLA-Tencor Corp.(a)	29,400	1,724,898
Lam Research Corp.(a)	85,600	2,764,880
Novellus Systems, Inc.(a)	28,300	1,190,015
Teradyne, Inc.(a)	45,300	1,152,885
		11,274,606

Semiconductors–19.73%
Agere Systems Inc.–Class A(a)	122,200	372,710
Altera Corp.(a)	90,100	2,045,270
Analog Devices, Inc.	34,000	1,552,100
Broadcom Corp.–Class A(a)	59,900	2,041,991
Cypress Semiconductor Corp.(a)	63,500	1,356,360
Fairchild Semiconductor International, Inc.(a)	13,400	334,598
Integrated Circuit Systems, Inc.(a)	9,400	267,806
Intel Corp.	261,300	8,413,860
Intersil Corp.–Class A	47,900	1,190,315
Linear Technology Corp.	57,000	2,397,990
Maxim Integrated Products, Inc.	52,900	2,634,420
Microchip Technology Inc.	65,875	2,197,590
National Semiconductor Corp.(a)	42,200	1,663,102
PMC-Sierra, Inc.(a)	32,600	656,890
Texas Instruments Inc.	111,100	3,264,118
Vitesse Semiconductor Corp.(a)	173,800	1,020,206
Xilinx, Inc.(a)	63,100	2,444,494
		33,853,820

Systems Software–10.22%
Adobe Systems Inc.	28,100	1,104,330
Computer Associates International, Inc.	66,800	1,826,312
Microsoft Corp.	220,700	6,078,078
Oracle Corp.(a)	194,800	2,571,360
Symantec Corp.(a)	77,400	2,681,910
VERITAS Software Corp.(a)	88,200	3,277,512
		17,539,502

Wireless Telecommunication Services–1.43%
Nextel Communications, Inc.–Class A(a)	55,700	1,562,942
Nextel Partners, Inc.–Class A(a)	66,100	889,045
		2,451,987
Total Domestic Common Stocks & Other Equity Interests (Cost $114,475,976)		146,023,260

	Shares	Market Value

Foreign Stocks–12.99%

Bermuda–1.43%
Accenture Ltd.–Class A (IT Consulting & Other Services)(a)	51,600	$1,358,112
Marvell Technology Group Ltd. (Semiconductors)(a)	28,800	1,092,384
		2,450,496

Canada–1.41%
Cognos, Inc. (Application Software)(a)	35,700	1,093,134
Nortel Networks Corp. (Communications Equipment)(a)	314,200	1,329,066
		2,422,200

Finland–0.71%
Nokia Oyj–ADR (Communications Equipment)	71,900	1,222,300

France–1.19%
Alcatel S.A.–ADR (Communications Equipment)(a)	95,300	1,224,605
Business Objects S.A.–ADR (Application Software)(a)	23,800	825,146
		2,049,751

Germany–1.53%
SAP A.G.–ADR (Application Software)	63,000	2,618,280

Israel–0.46%
Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	13,900	788,269

Japan–0.28%
NEC Electronics Corp. (Semiconductors) (Acquired 8/19/2003; Cost $388,189)(b)	6,600	481,967

Netherlands–0.89%
ASML Holding N.V.–New York Shares (Semiconductor Equipment)(a)	76,500	1,533,825

Singapore–1.59%
Chartered Semiconductor Manufacturing Ltd.–ADR (Semiconductors)(a)	63,000	634,410
Flextronics International Ltd. (Electronic Manufacturing Services)(a)	140,600	2,086,504
		2,720,914

South Korea–0.67%
Samsung Electronics Co., Ltd.–GDR REGS (Electronic Equipment Manufacturers) (Acquired 4/30/2002-3/26/2003; Cost $842,224)(b)(c)	6,100	1,146,800

Sweden–0.90%
Telefonaktiebolaget (LM) Ericsson–ADR (Communications Equipment)(a)	86,800	1,536,360

Taiwan–1.13%
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Semiconductors)(a)	127,879	1,309,481
United Microelectronics Corp.–ADR (Semiconductors)(a)	127,781	632,516
		1,941,997

INVESCO VIF – TECHNOLOGY FUND

	Shares	Market Value

United Kingdom–0.80%
Amdocs Ltd. (Application Software)(a)	37,180	$835,807
Vodafone Group PLC–ADR (Wireless Telecommunication Services)	21,500	538,360
		1,374,167
Total Foreign Stocks (Cost $20,199,549)		22,287,326

	Number of Contracts	Exercise Price	Expiration Date
Options Purchased–0.03%

Electronic Manufacturing Services–0.03%
Flextronics International Ltd. (Singapore) (Cost $97,850)	703	$15	Jan-04	43,937

	Shares	Market Value

Money Market Funds–0.78%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $1,337,807)(f)	1,337,807	$1,337,807
TOTAL INVESTMENTS–98.92% (excluding investments purchased with cash collateral from securities loaned) (Cost $136,111,182)		169,692,330
Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–0.22%
INVESCO Treasurer’s Series Money Market Reserve Fund(f)(g)	382,325	382,325
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $382,325)		382,325
TOTAL INVESTMENTS–99.14% (Cost $136,493,507)		170,074,655
OTHER ASSETS LESS LIABILITIES–0.86%		1,471,442
NET ASSETS–100.00%		$171,546,097

Investment Abbreviations:

ADR	–AmericanDepositary Receipt
GDR	–GlobalDepositary Receipt
HOLDERS	–HoldingCompany Depositary Receipts
REGS	–RegulationS

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $1,909,594, which represented 1.11 % of the Fund’s net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $1,427,627 which represented 0.83% of the Fund’s net assets.
(d)	Security fair valued in accordance with the procedures established by the Board to Directors.
(e)	The Fund has a remaining commitment of $600,000 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(f)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.
(g)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TECHNOLOGY FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $134,773,375)*	$168,354,523
Investments in affiliated money market funds (cost $1,720,132)	1,720,132
Receivables for:
Investments sold	868,313
Capital stock sold	1,193,017
Dividends	12,363
Amount due from advisor	1,540
Investment for deferred compensation and retirement plans	11,220
Total assets	172,161,108

Liabilities:
Payables for:
Capital stock reacquired	207,784
Deferred compensation and retirement plans	13,538
Collateral upon return of securities loaned	382,325
Accrued operating expenses	11,364
Total liabilities	615,011
Net assets applicable to shares outstanding	$171,546,097

Net assets consist of:
Capital (par value and additional paid-in)	$662,779,138
Undistributed net investment income (loss)	(9,203)
Undistributed net realized gain (loss) from investment securities, foreign currencies and option contracts	(524,804,986)
Unrealized appreciation of investment securities and option contracts	33,581,148
$171,546,097

Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	14,450,853
Net asset value per share	$11.87
*	At December 31, 2003, securities with an aggregate market value of $376,730 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $14,239)	$278,284
Dividends and interests from affiliates**	22,563
Interest	40,562
Total investment income	341,409

Expenses:
Advisory fees	1,027,939
Administrative services fees	373,205
Custodian fees	29,699
Transfer agent fees	13,009
Trustees’ fees	14,517
Other	56,560
Total expenses	1,514,929
Less: Fees waived, expenses reimbursed and expense offset arrangements	(2,623)
Net expenses	1,512,306
Net investment income (loss)	(1,170,897)

Realized and unrealized gain (loss) from investment securities, foreign currencies and option contracts:
Net realized gain (loss) from:
Investment securities	(17,655,356)
Foreign currencies	102
Option contracts written	302,604
(17,352,650)
Change in net unrealized appreciation (depreciation) of:
Investment securities	67,472,755
Option contracts written	(65,006)
67,407,749
Net gain from investment securities, foreign currencies and option contracts	50,055,099
Net increase in net assets resulting from operations	$48,884,202
**	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TECHNOLOGY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002
Operations:
Net investment income (loss)	$(1,170,897)	$(1,520,716)
Net realized gain (loss) from investment securities, foreign currencies and option contracts	(17,352,650)	(148,867,842)
Change in net unrealized appreciation of investment securities, and option contracts	67,407,749	42,638,096
Net increase (decrease) in net assets resulting from operations	48,884,202	(107,750,462)
Share transactions–net:
Series I	17,153,701	(26,994,097)
Net increase (decrease) in net assets	66,037,903	(134,744,559)

Net assets:
Beginning of year	105,508,194	240,252,753
End of year (including undistributed net investment income (loss) of $(9,203) and $(7,896) for 2003 and 2002, respectively)	$171,546,097	$105,508,194

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TECHNOLOGY FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO V.I.F. Technology Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – TECHNOLOGY FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of the Class to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $238.

During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $1,422. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG. During the year ended December 31, 2003, the Fund made no reimbursement to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $373,205 for such.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

INVESCO VIF – TECHNOLOGY FUND

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and approved procedures by the Board of Directors to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Investments of Daily Available Cash Balances:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$38,225,323	$(36,887,516)	$—	$1,337,807	$16,766	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income*	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$359,332	$25,865,659	$(25,842,666)	$—	$382,325	$5,427	$—
Total	$359,332	$64,090,982	$(62,730,182)	$—	$1,720,132	$22,203	$—
*	Dividend income is net of fees paid to security lending counterparties of $183.

NOTE 4—Advances to Affiliates

Pursuant to an exemptive order from the SEC the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the AIM and INVESCO funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period
	Advances Outstanding 12/31/2002	Increases in Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 12/31/2003	Interest Income
INVESCO Small Company Growth Fund	$—	$9,500,000	$(9,500,000)	$—	$360

NOTE 5—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $963 under an expense offset agreement, which resulted in a reduction of the Fund’s total expenses of $963.

NOTE 6—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 7—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2003, the amounts outstanding averaged $10,890 per day with a weighted average interest rate of 1.51% and incurred interest expense of $164.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

INVESCO VIF – TECHNOLOGY FUND

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At December 31, 2003, securities with an aggregate value of $376,730 were on loan to brokers. The loans were secured by cash collateral of $382,325 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $5,427 for securities lending transactions.

NOTE 9—Option Contracts Written

Transactions During the Period
	Call Option Contracts		Put Option Contracts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Beginning of year	502	$88,851	—	$—
Written	2,337	430,908	220	34,539
Closed	(1,404)	(303,630)	(220)	(34,539)
Expired	(1,435)	(216,129)	—	—
End of year	—	$—	—	$—

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation—investments	$18,718,138
Temporary book/tax differences	(9,203)
Capital loss carryforward	(509,377,072)
Post-October capital loss deferral	(564,904)
Shares of beneficial interest	662,779,138
Total net assets	$171,546,097

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and straddles and the treatment of partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2008	$71,523,080
December 31, 2009	253,727,320
December 31, 2010	150,325,206
December 31, 2011	33,801,466
Total capital loss carryforward	$509,377,072

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $133,499,965 and $116,726,533, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$27,128,042
Aggregate unrealized (depreciation) of investment securities	(8,409,904)
Net unrealized appreciation of investment securities	$18,718,138
Cost of investments for tax purposes is $151,356,517.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, and partnerships, on December 31, 2003, undistributed net investment income (loss) was increased by $1,169,590, undistributed net realized gains increased by $22,690 and paid in capital decreased by $1,192,280. This reclassification had no effect on the net assets of the Fund.

NOTE 13—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold	13,575,709	$135,267,128	21,387,719	$244,404,692
Reacquired	(12,045,076)	(118,113,427)	(24,095,810)	(271,398,789)
	1,530,633	$17,153,701	(2,708,091)	$(26,994,097)

INVESCO VIF – TECHNOLOGY FUND

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001		2000	1999
Net asset value, beginning of period	$8.17		$15.37	$28.37		$37.13	$14.34
Income from investment operations:
Net investment income (loss)	(0.08)		(0.00)	(0.12	)(a)	(0.01)	(0.00)
Net gains (losses) on securities (both realized and unrealized)	3.78		(7.20)	(12.88)		(8.68)	22.79
Total from investment operations	3.70		(7.20)	(13.00)		(8.69)	22.79
Less distributions from net realized gains	—		—	—		(0.07)	—
Net asset value, end of period	$11.87		$8.17	$15.37		$28.37	$37.13
Total return(b)	45.29%		(46.84)%	(45.82)%		(23.42)%	158.93%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$171,546		$105,508	$240,253		$443,773	$93,992
Ratio of expenses to average net assets:
With fee waivers	1.10	%(c)	1.11%	1.07%		1.02%	1.31	%(d)
Ratio of net investment income (loss) to average net assets	(0.85	)%(c)	(0.96)%	(0.66)%		(0.34)%	(0.40)%
Portfolio turnover rate	89%		92%	88%		82%	95%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)	Ratios are based on average daily net assets of $137,058,513.
(d)	After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.52%.

NOTE 15—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

INVESCO VIF – TECHNOLOGY FUND

NOTE 15—Legal Proceedings—continued

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – TECHNOLOGY FUND

NOTE 16—Significant Events

On December 9, 2003, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Fund would acquire all of the assets of AIM V.I. New Technology Fund and INVESCO VIF–Telecommunications Fund (“Selling Funds”). As a result of the Plan, shareholders of the Selling Funds would receive shares of the Fund in exchange for their shares of the Selling Funds, and the Selling Funds would cease operations. The Plan requires approval of the Selling Funds’ shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on March 26, 2004. If the Plan is approved by shareholders of the Selling Funds and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.

In addition, the following proposals, approved by the Board of Directors on December 9, 2003, will be put to a fund shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – TECHNOLOGY FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Technology Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – TECHNOLOGY FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – TECHNOLOGY FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

INVESCO VIF – TECHNOLOGY FUND

INVESCO VIF-Telecommunications Fund

December 31, 2003

Annual Report

INVESCO VIF-TELECOMMUNICATIONS FUND seeks capital growth

and current income.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF–Telecommunications Fund

Fund delivers strong performance for 2003

INVESCO VIF-Telecommunications Fund returned 34.31% for the 12-month period ended December 31, 2003, outperforming the U.S. broad equity market as represented by the S&P 500® Index, which returned 28.67%. Over the same period, the MSCI EAFE Index returned 38.59%. The fund’s measure of U.S. broad equity market outperformance can be attributed to stock selection and the fund’s overweighting in the communications equipment and wireless industries.

Market conditions

U.S. stocks turned around dramatically in 2003, with the S&P 500 Index providing a double-digit gain, and the Nasdaq Composite Index gaining more than 50%. The majority of the year’s gains came in two spurts – one from mid-March to June as the U.S. began its war in Iraq followed by a quick resolution to the conflict, and the other from early August through the fourth quarter, when a recovery began to materialize in corporate earnings reports.

All sectors of the S&P 500 recorded gains for the period, with information technology the top performer, returning 46.55%. The technology-heavy Nasdaq rose 50.01% for the year, while the PSE Technology 100 Index gained 52.14%. In contrast, the telecommunications services sector was the weakest-performing sector of the S&P 500, returning just 3.28% for calendar year 2003.

Telecommunications stocks were volatile during the year, underperforming in the first and third quarters, as overcapacity in the sector continued to take its toll. The sector performed better in the second quarter of 2003, and also enjoyed a strong late-year rally in the fourth quarter. The wireless services sub-sector ended the year as the strongest performing industry in the sector.

On the regulatory front, the November 2003 implementation of local number portability had a lesser effect on competition than had been anticipated. Fewer-than-expected consumers changing providers and maintaining their phone numbers translated into good news for carriers.

Your fund

After approximately two years of underperformance, the fund finally saw gains in the communications equipment/networking industry. Improving stock markets enabled a number of these companies, which had been struggling with poor balance sheets, to refinance their debt. In response, we increased our weighting in communications equipment/networking throughout the period. Our wireless service provider companies also were strong contributors to the portfolio’s performance.

For example, the fund’s largest position, Nextel Communications, was able to refinance or pay off almost $4.5 billion in debt in 2003. Nextel was up strongly for the year and continued to increase its market share in a very competitive U.S. market. The company has the highest revenue-per-user in the industry, the lowest churn, and the highest earnings. Nextel was also the first U.S. wireless provider to turn earnings positive.

British mobile operator Vodafone Group, the largest wireless provider in the world, also contributed to fund performance for the period. The company enjoyed strong performance in the fourth quarter thanks to popular products and services and a growing customer base. The company announced an increase of 2.5 million subscribers and success with its new Live! mobile Internet service. Vodafone’s stock was also boosted by an announcement in November 2003 that it was increasing its dividend by 20% and buying back shares.

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP INDUSTRIES* as of 12/31/03		FUND VS. INDEXES
1. Nextel Communications, Inc.-Class A	6.3%	1. Communications Equipment	27.6%	Total returns 12/31/02–12/31/03,
2. Vodafone Group PLC-ADR United Kingdom	4.7	2. Integrated Telecommunication Services	20.1	excluding product issuer charges
3. Cisco Systems, Inc.	4.7	3. Wireless Telecommunication Services	14.7	INVESCO VIF-Telecommunications
4. Deutsche Telekom A.G. (Germany)	3.4	4. Broadcasting & Cable TV	11.5	Fund	34.31%
5. SBC Communications Inc.	2.9	5. Internet Software & Services	3.7	S&P 500 Index	28.67
6. Univision Communications Inc.-Class A	2.8	6. Application Software	3.0	MSCI EAFE Index	38.59
7. Comcast Corp.-Class A	2.5	7. Semiconductors	3.0	Source: Lipper, Inc.
8. BellSouth Corp.	2.5	8. Electronic Equipment Manufacturers	2.2
9. Nokia Oyj-ADR (Finland)	2.4	9. Movies & Entertainment	1.2	TOTAL NUMBER OF HOLDINGS*	59
10. Liberty Media Corp.-Class A	2.3	10. Internet Retail	1.0	TOTAL NET ASSETS	$36.4 million

Portfolio Manager

As of 12/31/03

William R. Keithler, CFA

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF–Telecommunications Fund

In the networking/equipment industry, Cisco Systems, the world’s largest maker of equipment that directs Internet traffic, was a strong contributor to performance for the year. Cisco was successful increasing its margins from 55% to nearly 70% by the fourth quarter. The stock also received a boost at the end of the period after the Department of Defense awarded a series of contracts to several companies, including Cisco, to build a global optical data network.

On a negative note, AT&T Wireless detracted from performance for the period, and we sold the stock. We were disappointed in the company’s inability to control churn (a key metric in the wireless industry), and with the impending portability legislation approaching, we were concerned the company’s churn would increase. Qwest Communications also under-performed for the period. Despite progress toward reducing its debt, the company continued to struggle with stagnant sales, customer defections and an ongoing federal investigation of its accounting practices. We sold the stock.

We also liquidated our holdings in BCE Inc (Bell Canada), a wireline provider in Canada, because we felt there were more attractive relative growth opportunities in equipment and wireless, and our holdings in Sprint FON Group. We felt the risk/reward profile of Sprint’s stock was losing its appeal and did not feel the stock’s fundamentals were strong enough to continue to hold it in light of its performance.

In closing

We were pleased that the fund was able to deliver double-digit returns for the 12-month period ended December 31, 2003, and outperform the broad market. Improving equity markets and our overweighting in the communications equipment and wireless industries helped the fund to deliver strong returns.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (9/20/99)	-20.78%
1 Year	34.31

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return. Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

Principal risks of investing in the fund

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 100% of its assets in the securities of non-U.S. issuers.

Investing in a single sector or single region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

Portfolio turnover is greater than that of most funds, which may affect performance.

Investing in mid-sized companies may involve risks not associated with investing in more established companies.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

The MSCI EAFE Index is an unmanaged index representing the developed markets outside of North America: Europe, Australasia, and the Far East.

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq National Market and Small-Cap stocks. The PSE Technology 100 Index is a price-weighted index of the top 100 technology stocks listed on the Pacific Stock Exchange.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

RESULTS OF A $10,000 INVESTMENT

9/20/99–12/31/03

Index data from 9/30/99

Past performance cannot guarantee comparable future results.

I-VITEL-AR-1

Schedule of Investments

December 31, 2003

	Shares	Market Value

Domestic Common Stocks & Other Equity Interests–60.75%

Application Software–0.88%
Software HOLDRS Trust	8,390	$319,072

Broadcasting & Cable TV–11.47%
Clear Channel Communications, Inc.	15,140	709,006
Comcast Corp.–Class A(a)	27,821	914,476
Cox Communications, Inc.–Class A(a)	20,070	691,411
Liberty Media Corp.–Class A	71,940	855,367
Univision Communications Inc.–Class A(a)	25,390	1,007,729
		4,177,989

Communications Equipment–20.05%
3Com Corp.(a)	41,100	335,787
ADC Telecommunications, Inc.(a)	91,400	271,458
ADTRAN, Inc.	10,970	340,070
Advanced Fibre Communications, Inc.(a)	22,590	455,188
Avaya Inc.(a)	45,870	593,558
Cisco Systems, Inc.(a)	70,800	1,719,732
Comverse Technology, Inc.(a)	25,360	446,082
Corning Inc.(a)	50,160	523,169
Foundry Networks, Inc.(a)	7,650	209,304
Juniper Networks, Inc.(a)(b)	30,650	572,542
Lucent Technologies Inc.(a)	192,090	545,536
Motorola, Inc.	23,130	325,439
QUALCOMM Inc.	13,440	724,819
Sonus Networks, Inc.(a)	5,900	44,604
Sycamore Networks, Inc.(a)	21,600	113,184
UTStarcom, Inc.(a)	2,260	83,778
		7,304,250

Electronic Equipment Manufacturers–0.81%
Symbol Technologies, Inc.	17,400	293,886

Electronic Manufacturing Services–0.05%
Trimble Navigation Ltd.(a)	500	18,620

Integrated Telecommunication Services–9.32%
BellSouth Corp.	31,650	895,695
CenturyTel, Inc.	22,230	725,143
SBC Communications Inc.	40,870	1,065,481
Verizon Communications Inc.	20,150	706,862
		3,393,181

	Shares	Market Value

Internet Retail–0.96%
eBay Inc.(a)	5,440	$351,370

Internet Software & Services–3.68%
VeriSign, Inc.(a)	34,050	555,015
Yahoo! Inc.(a)	17,380	785,055
		1,340,070

Movies & Entertainment–1.18%
Time Warner Inc.(a)	23,900	429,961

Office Electronics–0.26%
Zebra Technologies Corp.–Class A(a)	1,400	92,918

Other Diversified Financial Services–0.96%
BlueStream Ventures L.P. (Acquired 08/03/00-09/24/03; Cost $1,072,584)(a)(c)(d)(e)	1,125,000	351,034

Semiconductors–2.97%
Agere Systems Inc.–Class A(a)	141,820	432,551
Texas Instruments Inc.	17,270	507,393
Vitesse Semiconductor Corp.(a)	24,350	142,934
		1,082,878

Systems Software–0.34%
VERITAS Software Corp.(a)	3,300	122,628

Wireless Telecommunication Services–7.82%
Nextel Communications, Inc.–Class A(a)	81,800	2,295,308
Nextel Partners, Inc.–Class A(a)	27,420	368,799
Sprint Corp.(PCS Group)(a)	32,610	183,268
		2,847,375
Total Domestic Common Stocks & Other Equity Interests (Cost $18,858,334)		22,125,232
Foreign Stocks & Other Equity Interests–28.69%

Australia–0.63%
Telstra Corp. Ltd. (Integrated Telecommunication Services)	62,880	227,872

Canada–2.50%
Nortel Networks Corp. (Communications Equipment)(a)	133,550	564,916
TELUS Corp. (Integrated Telecommunication Services)	17,200	344,398
		909,314

Finland–2.37%
Nokia Oyj–ADR (Communications Equipment)	50,710	862,070

INVESCO VIF – TELECOMMUNICATIONS FUND

	Shares	Market Value

France–4.20%
Alcatel S.A.–ADR (Communications Equipment)(a)	53,150	$682,978
France Telecom S.A. (Integrated Telecommunication Services)(a)	29,710	846,854
		1,529,832

Germany–4.88%
Deutsche Telekom A.G. (Integrated Telecommunication Services)(a)	67,360	1,229,463
SAP A.G.–ADR (Application Software)	13,200	548,592
		1,778,055

Italy–0.59%
Telecom Italia Mobile S.p.A. (Wireless Telecommunication Services)	39,350	213,338

Mexico–1.12%
America Movil S.A. de C.V.–Series L–ADR (Wireless Telecommunication Services)	14,930	408,186

New Zealand–0.59%
Telecom Corp. of New Zealand Ltd. (Integrated Telecommunication Services)	61,550	216,410

Portugal–1.80%
Portugal Telecom, SGPS, S.A.–ADR (Integrated Telecommunication Services)	65,530	656,611

South Korea–1.81%
Samsung Electronics Co., Ltd.–GDR REGS (Electronic Equipment Manufacturers) (Acquired 07/24/02-11/04/03; Cost $391,469)(d)	2,680	503,840
SK Telecom Co., Ltd.–ADR (Wireless Telecommunication Services)	8,370	156,101
		659,941

	Shares	Market Value

Spain–1.09%
Telefonica, S.A. (Integrated Telecommunication Services)	27,080	$396,504

Sweden–1.74%
Telefonaktiebolaget (LM) Ericsson–ADR (Communications Equipment)(a)	35,790	633,483

United Kingdom–5.37%
Amdocs Ltd. (Application Software)(a)	10,350	232,668
Vodafone Group PLC–ADR (Wireless Telecommunication Services)	68,802	1,722,802
		1,955,470
Total Foreign Stocks & Other Equity Interests (Cost $8,122,070)		10,447,086
Money Market Funds–5.68%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $2,069,189)(f)	2,069,189	2,069,189
TOTAL INVESTMENTS–95.12% (excluding investments purchased with cash collateral from securities loaned) (Cost $29,049,593)		34,641,507
Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–1.58%
INVESCO Treasurer’s Series Money Market Reserve Fund(f)(g)	576,234	576,234
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $576,234)		576,234
TOTAL INVESTMENTS–96.70% (Cost $29,625,827)		35,217,741
OTHER ASSETS LESS LIABILITIES–3.30%		1,203,326
NET ASSETS–100.00%		$36,421,067

Investment Abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
HOLDRS– Holding Company Depositary Receipts
REGS – Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	A portion of this security is subject to call options written. See Note 1 section H and Note 8.
(c)	The Fund has a remaining commitment of $750,000 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(d)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $854,874, which represented 2.35% of the Fund's net assets. These securities are considered to be illiquid.
(e)	Security fair valued in accordance with the procedures established by the Board of Directors.
(f)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.
(g)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TELECOMMUNICATIONS FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $26,980,404)*	$32,572,318
Investments in affiliated money market funds (cost $2,645,423)	2,645,423
Foreign currencies, at value (cost $335,903)	346,529
Receivables for:
Investments sold	1,125,091
Capital stock sold	652,311
Dividends	19,740
Due from advisor	12,394
Investment for deferred compensation and retirement plans	4,666
Total assets	37,378,472

Liabilities:
Payables for:
Investments purchased	346,530
Capital stock reacquired	2,395
Options written, at market value (premiums received $11,287)	3,060
Deferred compensation and retirement plans	5,528
Collateral upon return of securities loaned	576,234
Accrued transfer agent fees	494
Accrued operating expenses	23,164
Total liabilities	957,405
Net assets applicable to shares outstanding	$36,421,067

Net assets consist of:
Capital (par value and additional paid-in)	$268,613,063
Undistributed net investment income (loss)	(6,512)
Undistributed net realized gain (loss) from investment securities, foreign currencies and option contracts	(237,788,137)
Unrealized appreciation of investment securities, foreign currencies and option contracts	5,602,653
$36,421,067

Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	9,893,757
Net asset value per share	$3.68
*	At December 31, 2003, securities with an aggregate market value of $553,587 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $13,626)	$242,395
Dividends from affiliated money market funds**	6,460
Interest	19,134
Total investment income	267,989

Expenses:
Advisory fees	235,272
Administrative services fees	93,129
Custodian fees	19,574
Transfer agent fees	5,115
Professional fees	27,286
Directors’ fees	9,975
Other	22,888
Total expenses	413,239
Less: Fees waived, expenses reimbursed and expense offset arrangements	(20,330)
Net expenses	392,909
Net investment income (loss)	(124,920)

Realized and unrealized gain (loss) from investment securities, foreign currencies and option contracts:
Net realized gain (loss) from:
Investment securities	(377,598)
Foreign currencies	(1,484)
Option contracts written	11,759
(367,323)
Change in net unrealized appreciation (depreciation) of:
Investment securities	9,475,482
Foreign currencies	(1,970)
Option contracts written	8,227
9,481,739
Net gain from investment securities, foreign currencies and option contracts	9,114,416
Net increase in net assets resulting from operations	$8,989,496
**	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TELECOMMUNICATIONS FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income (loss)	$(124,920)	$(33,916)
Net realized gain (loss) from investment securities, foreign currencies and option contracts	(367,323)	(70,524,137)
Change in net unrealized appreciation of investment securities, foreign currencies and option contracts	9,481,739	35,103,841
Net increase (decrease) in net assets resulting from operations	8,989,496	(35,454,212)
Share transactions–net:	168,893	(11,050,332)
Net increase (decrease) in net assets	9,158,389	(46,504,544)

Net assets:
Beginning of year	27,262,678	73,767,222
End of year (including undistributed net investment income (loss) of $(6,512) and $(8,352) for 2003 and 2002, respectively)	$36,421,067	$27,262,678

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TELECOMMUNICATIONS FUND

Notes to Financial Statements

December 31, 2003

Note 1—Significant Accounting Policies

INVESCO VIF-Telecommunications Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – TELECOMMUNICATIONS FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $7.

During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $19,880. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 was $0 and expiring during the calendar year ended 2006 for the Class was $19,344. During the year ended December 31, 2003, the Fund made no reimbursements to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $93,129 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

INVESCO VIF – TELECOMMUNICATIONS FUND

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Investments of Daily Available Cash Balances:

Fund	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$12,983,569	$(10,914,380)	$—	$2,069,189	$3,122	$—

Investments of Cash Collateral from Securities Lending Transactions:

Security Lending	Market Value 12/31/2002	Purchases at Cost	Sales at Cost	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income*	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$1,095,226	$13,820,137	$(14,339,129)	$—	$576,234	$3,338	$—

Total	$1,095,226	$26,803,607	$(25,253,410)	$—	$2,645,423	$6,460	$—

*	Dividend income is net of fees paid to security lending counterparties of $8,180.

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $443 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $443.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2003, the amounts outstanding averaged $21,066 per day with a weighted average interest rate of 1.21% and incurred interest expense of $254.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

INVESCO VIF – TELECOMMUNICATIONS FUND

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At December 31, 2003, securities with an aggregate value of $553,587 were on loan to brokers. The loans were secured by cash collateral of $576,234 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $3,338 for securities lending transactions.

NOTE 8—Option Contracts Written

Transactions During the Period
	Call Option Contracts		Put Option Contracts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Beginning of year	—	$—	—	$—
Written	735	54,752	90	2,970
Closed	(563)	(38,056)	—	—
Expired	(36)	(5,409)	(90)	(2,970)
End of year	136	$11,287	—	$—

	Open Options Written at Period End
	Contract Month	Strike Price	Number of Contracts	Premiums Received	December 31, 2003 Market Value	Unrealized Appreciation
Juniper Networks, Inc.	Jan-04	$20.0	136	$11,287	$3,060	$8,227

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation—investments	$4,359,203
Temporary book/tax differences	(3,904)
Capital loss carryforward	(236,544,687)
Post-October currency loss deferral	(2,608)
Capital (par value and additional paid-in)	268,613,063
Total net assets	$36,421,067

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnerships, and straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies and options contracts written of $10,738.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2008	$30,490,646
December 31, 2009	120,699,714
December 31, 2010	82,132,453
December 31, 2011	3,221,874
Total capital loss carryforward	$236,544,687

Note 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $35,638,067 and $38,028,847, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$5,480,021
Aggregate unrealized (depreciation) of investment securities	(1,131,556)
Net unrealized appreciation of investment securities	$4,348,465
Cost of investments for tax purposes is $30,869,276.

Note 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership reclassifications and net operating losses, on December 31, 2003, undistributed net investment income (loss) was increased by $126,760, undistributed net realized gains increased by $29,975 and paid in capital decreased by $156,735. This reclassification had no effect on the net assets of the Fund.

INVESCO VIF – TELECOMMUNICATIONS FUND

NOTE 12—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold	17,213,838	$51,923,932	51,732,603	$187,371,743
Reacquired	(17,253,095)	(51,755,039)	(55,038,807)	(198,422,075)
	(39,257)	$168,893	(3,306,204)	$(11,050,332)

Note 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,					September 20, 1999 (Date operations commenced) to December 31, 1999
	2003		2002	2001	2000
Net asset value, beginning of period	$2.74		$5.57	$12.11	$16.45	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)		(0.00)	(0.00)	(0.00)	0.00
Net gains (losses) on securities (both realized and unrealized)	0.95		(2.83)	(6.54)	(4.30)	6.45
Total from investment operations	0.94		(2.83)	(6.54)	(4.30)	6.45
Less distributions:
Dividends from net investment income	—		—	—	0.00	—
Distributions from net realized gains	—		—	—	(0.04)	—
Net asset value, end of period	$3.68		$2.74	$5.57	$12.11	$16.45
Total return(a)	34.31%		(50.81)%	(54.00)%	(26.17)%	64.50%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$36,421		$27,263	$73,767	$207,644	$67,650
Ratio of expenses to average net assets:
With waivers and/or expense reimbursements	1.25	%(b)	1.22%	1.09%	1.06%	1.27	%(c)
Without waivers and/or expense reimbursements	1.32	%(b)	1.22%	1.09%	1.06%	1.28	%(c)
Ratio of net investment income (loss) to average net assets	(0.40	)%(b)	(0.08)%	(0.14)%	(0.16)%	0.11	%(c)
Portfolio turnover rate(d)	123%		149%	77%	51%	15%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)	Ratios are based on average daily net assets of $31,369,535.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 14—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), and the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

INVESCO VIF – TELECOMMUNICATIONS FUND

NOTE 14—Legal Proceedings—continued

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – TELECOMMUNICATIONS FUND

NOTE 15—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	An Agreement and Plan of Reorganization (the “Plan”) under which all of the assets of the Fund will be transferred to INVESCO VIF - Technology Fund (“Buying Fund”), an investment portfolio of the Company (“Buyer”). The Buyer will issue shares of each class of the Buying Fund to shareholders of the corresponding class of shares of the Fund.
■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization and will only occur for the Fund if the Plan is not approved by shareholders.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – TELECOMMUNICATIONS FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Telecommunications Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Telecommunications Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 15, on December 9, 2003, the Board of Directors of the Fund approved a plan of merger for the Fund with INVESCO VIF-Technology Fund. This merger is expected to take place in early 2004 upon the approval of the Fund’s shareholders.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – TELECOMMUNICATIONS FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – TELECOMMUNICATIONS FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

INVESCO VIF – TELECOMMUNICATIONS FUND

INVESCO VIF-Total Return Fund

December 31, 2003

Annual Report

INVESCO VIF-TOTAL RETURN FUND seeks to provide high

total return through both growth and current income.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF–TOTAL RETURN FUND

Fund posts double-digit returns, repositions for rising economy

INVESCO VIF-Total Return Fund finished the fiscal year ended December 31, 2003, with a total return of 16.98%. The fund outperformed the 4.67% return of the Lehman Government/Credit Bond Index, a measure of the investment-grade Treasury and corporate bond market, and underperformed the 28.67% return of the S&P 500® Index, a broad-based measure of the U.S. stock market.

This result reflects the fund’s composition. Since the fund holds both equity and fixed-income securities, its performance reflected the blended effects of its bonds’ more modest, single-digit rates of return as well as its stocks’ double-digit returns for the period.

Market conditions

The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 1.4% in the first quarter of 2003, 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter.

All sectors of the S&P 500, which is frequently cited as a general measure of U.S. stock market performance, recorded gains for the fiscal year. The best-performing sectors were those most likely to benefit from a rising economy: information technology, materials and consumer discretionary. The sectors that are more economically defensive, such as telecommunication services, consumer staples and health care, were the weakest performers.

For the first half of the year, the Federal Reserve kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, where it remained for the rest of the year.

The U.S. investment-grade fixed-rate securities market, as measured by the Lehman U.S. Aggregate Bond Index, returned 4.10% for the 12-month period. Here also, the more economically sensitive sectors performed best. Within that index, U.S. corporate instruments averaged the highest results with an 8.24% return, followed by fixed-rate mortgage-backed securities at 3.07%, U.S. agency investments at 2.59% and U.S. Treasuries of various maturities at an average of 2.24%.

Your fund

The fund’s performance benefited from an overweighting in the materials, industrials and financials sectors, which were among the higher-performing equity sectors for the year. The largest positive contributions to fund performance came from financials, where our stock selection generated above-average returns. Financials that aided fund performance included companies that benefited from the recovery in the equities market, such as Lehman Brothers Holdings, Merrill Lynch and Marsh McLennan, and mortgage-related issues that benefited from the favorable interest rate environment, such as Fannie Mae.

In the fixed-income portfolio, the fund’s performance was aided by its overweight in corporate credit and underweight in Treasuries, as corporate credit outperformed Treasuries for the year. Adding further value was a decision to overweight investment-grade corporates with lower quality ratings, which outperformed higher-rated corporates. Most of the higher-rated credits were of shorter maturity, holding down their drag on relative results.

There were also some detracting factors. The biggest was underperforming stock selection in the health care sector. One individual health care holding that held back performance was Merck, which suffered due to investors’ continued concerns over pricing pressures in the industry and some FDA disappointments with late stage pipeline drugs. Another was AmerisourceBergen, which declined due to investor concerns over the fundamentals of the drug distribution industry. We sold both stocks during the year. Stock selection in the consumer discretionary and consumer staples sectors and an underweighting of the strong-performing consumer discretionary sector also affected fund performance negatively.

Changes were made to the fund’s portfolio management team July 1, 2003. While we con-

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP 10 FIXED INCOME ISSUERS* as of 12/31/03		TOP 10 INDUSTRIES* as of 12/31/03
1. Pfizer Inc.	2.6%	1. Federal National Mortgage Association (FNMA)	13.1%	1. U.S. Government Agency Securities	16.3%
2. Microsoft Corp.	2.4	2. Federal Home Loan Mortgage Corp. (FHLMC)	1.8	2. Thrifts & Mortgage Finance	5.8
3. General Electric Co.	2.3	3. U.S. Treasury Notes	1.6	3. Pharmaceuticals	5.6
4. Cisco Systems, Inc.	2.3	4. Government National Mortgage Association (GNMA)	1.4	4. Investment Banking & Brokerage	4.2
5. Citigroup Inc.	2.2	5. Citigroup Inc.	0.8	5. Other Diversified Financial Service	3.5
6. Fannie Mae	2.1	6. U.S. Treasury Bonds	0.7	6. Communications Equipment	3.3
7. Wal-Mart Stores, Inc.	1.9	7. Colgate-Palmolive Co.-Series C	0.7	7. Semiconductors	3.2
8. Intel Corp.	1.9	8. Verizon Global Funding Corp.	0.7	8. Systems Software	3.2
9. Exxon Mobil Corp.	1.9	9. GTE Northwest, Inc.-Series D	0.7	9. Industrial Machinery	2.6
10. Johnson & Johnson	1.8	10. Weyerhaeuser Co.	0.5	10. Integrated Telecommunication Services	2.4
TOTAL NUMBER OF HOLDINGS*	114
TOTAL NET ASSETS	$15.7 million

Portfolio Management Team

As of 12/31/03

Ken Bowling, Michael Heyman, Richard King,

Steve Johnson, Mark Lattis

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF–Utilities Fund

tinued to manage the fund with the objective of providing high total return through growth and current income, we adjusted the investment philosophy for the fund’s equity portfolio from a value investing style to a core investment style that blends the growth and value styles. This transition, completed in November, included changes to sector weightings. The equity segment was positioned for a continuation in the recent economic and market rebounds, with overweights in the economically sensitive materials, financials and industrials sectors.

The fixed-income portfolio was also restructured to benefit from the economic recovery. The repositioning focused on overweighting corporate credit, with an emphasis on lower-rated issuers. We also kept the duration slightly shorter than that of the benchmark.

In closing

During the period, we continued to focus on high-quality, primarily large-cap stocks and investment-grade fixed-income securities. An equity position is judged suitable for purchase only if it possesses one of three attributes that are attractive relative to the S&P 500: a low price-to-earnings ratio, a high dividend yield, or consistent growth. By restructuring the equity and fixed-income portfolios, we positioned the fund for the economic conditions prevailing at the end of the fiscal year.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (6/1/94)	6.60%
5 Years	-0.45
1 Year	16.98

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

Principal risks of investing in the fund

At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The fund may invest a portion of its assets in mortgage-backed securities, which lose value if mortgages are prepaid in response to falling interest rates.

The fund invests in securities issued or backed by the U.S. government, its agencies or instrumentalities. They offer a high degree of safety and, in the case of government securities, are guaranteed as to timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value or yield will vary with market conditions.

About indexes used in this report

The unmanaged Lehman U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a global investment bank.

The unmanaged Lehman Government/Credit Bond Index, which represents the performance of intermediate- and long-term government and investment-grade corporate debt securities, is compiled by Lehman Brothers, a global investment bank.

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

RESULTS OF A $10,000 INVESTMENT

6/1/94–12/31/03

Index data from 5/31/94

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Common Stocks & Other Equity Interests–63.64%

Aerospace & Defense–1.69%
Honeywell International Inc.	4,450	$148,763
United Technologies Corp.	1,230	116,567
		265,330

Asset Management & Custody Banks–1.94%
Bank of New York Co., Inc. (The)	4,540	150,365
State Street Corp.	2,940	153,115
		303,480

Building Products–1.22%
Masco Corp.	6,970	191,048

Communications Equipment–3.32%
Cisco Systems, Inc.(a)	14,590	354,391
QUALCOMM Inc.	3,090	166,644
		521,035

Computer Hardware–1.27%
Dell Inc.(a)	5,860	199,006

Computer Storage & Peripherals–0.34%
EMC Corp.(a)	4,060	52,455

Construction & Farm Machinery & Heavy Trucks–0.74%
Deere & Co.	1,770	115,138

Consumer Finance–1.00%
MBNA Corp.	6,310	156,803

Diversified Banks–1.38%
Bank of America Corp.	2,680	215,552

Diversified Chemicals–2.27%
E. I. du Pont de Nemours & Co.	2,960	135,834
Eastman Chemical Co.	2,820	111,475
PPG Industries, Inc.	1,690	108,194
		355,503

Diversified Metals & Mining–1.05%
Phelps Dodge Corp.(a)	2,170	165,115

Drug Retail–1.49%
Walgreen Co.	6,430	233,923

Electrical Components & Equipment–0.70%
Emerson Electric Co.	1,705	110,399

	Shares	Market Value

Electronic Manufacturing Services–1.10%
Jabil Circuit, Inc.(a)	6,090	$172,347

Forest Products–0.79%
Weyerhaeuser Co.	1,940	124,160

General Merchandise Stores–1.13%
Target Corp.	4,630	177,792

Health Care Equipment–1.24%
Medtronic, Inc.	4,000	194,440

Home Improvement Retail–0.84%
Home Depot, Inc. (The)	3,720	132,023

Household Products–0.97%
Procter & Gamble Co. (The)	1,520	151,818

Hypermarkets & Super Centers–1.88%
Wal-Mart Stores, Inc.	5,540	293,897

Industrial Conglomerates–2.27%
General Electric Co.	11,490	355,960

Industrial Gases–2.32%
Air Products & Chemicals, Inc.	2,840	150,037
Praxair, Inc.	5,600	213,920
		363,957

Industrial Machinery–2.62%
Eaton Corp.	1,430	154,411
Ingersoll-Rand Co.–Class A (Bermuda)	3,770	255,908
		410,319

Integrated Oil & Gas–1.85%
Exxon Mobil Corp.	7,090	290,690

Internet Retail–0.41%
eBay Inc.(a)	990	63,944

Investment Banking & Brokerage–2.61%
Goldman Sachs Group, Inc. (The)	2,320	229,054
Morgan Stanley	3,120	180,554
		409,608

Movies & Entertainment–0.53%
Viacom Inc.–Class B	1,860	82,547

Multi-Line Insurance–1.41%
American International Group, Inc.	3,340	221,375

Other Diversified Financial Services–2.19%
Citigroup Inc.	7,083	343,809

INVESCO VIF – TOTAL RETURN FUND

	Shares	Market Value

Paper Products–1.09%
International Paper Co.	3,970	$171,147

Pharmaceuticals–5.60%
Johnson & Johnson	5,510	284,647
Pfizer Inc.	11,700	413,361
Wyeth	4,220	179,139
		877,147

Property & Casualty Insurance–0.63%
Allstate Corp. (The)	2,300	98,946

Semiconductors–3.23%
Altera Corp.(a)	5,540	125,758
Intel Corp.	9,100	293,020
Maxim Integrated Products, Inc.	1,770	88,146
		506,924

Soft Drinks–1.33%
PepsiCo, Inc.	4,460	207,925

Specialty Stores–0.45%
Bed Bath & Beyond Inc.(a)	1,610	69,793

Systems Software–3.19%
Microsoft Corp.	13,660	376,196
Oracle Corp.(a)	9,430	124,476
		500,672

Thrifts & Mortgage Finance–5.55%
Fannie Mae	4,430	332,516
Freddie Mac	2,300	134,136
MGIC Investment Corp.	890	50,677
PMI Group, Inc. (The)	4,050	150,782
Radian Group Inc.	4,140	201,825
		869,936
Total Common Stocks & Other Equity Interests (Cost $8,907,372)		9,975,963

	Principal Amount
Bonds & Notes–12.97%

Asset-Backed Securities–Commercial Loans/Leases–0.10%
Vanderbilt Mortgage Finance Inc.–Series 2002-B, Class A4, Pass Through Ctfs., 5.84%, 02/07/26	$15,000	14,956

Automobile Manufacturers–0.50%
DaimlerChrysler, Global Notes, 6.50%, 11/15/13	15,000	15,798
Ford Motor Co., Unsec. Global Notes, 7.45%, 07/16/31	35,000	35,203
General Motors Corp., Sr. Unsec. Global Deb., 8.25%, 07/15/23	10,000	11,331
Sr. Unsec. Global Notes, 7.13%, 07/15/13	15,000	16,262
		78,594

	Principal Amount	Market Value

Broadcasting & Cable TV–0.77%
Clear Channel Communications, Inc., Notes, 3.13%, 02/01/07	$15,000	$15,054
Comcast Cable Communications, Inc., Sr. Unsec. Unsub. Notes, 6.75%, 01/30/11	50,000	55,695
Comcast Corp., Unsec. Gtd. Notes, 7.05%, 03/15/33	10,000	10,804
Cox Communications, Inc., Sr. Unsec. Notes, 6.75%, 03/15/11	35,000	39,313
		120,866

Consumer Finance–1.11%
Ford Motor Credit Co., Global Notes, 7.88%, 06/15/10	10,000	11,133
Sr. Unsec. Global Notes, 5.80%, 01/12/09	10,000	10,274
General Motors Acceptance Corp., Global Notes, 6.88%, 09/15/11	40,000	43,101
Household Finance Corp., Sr. Unsec. Global Notes, 6.75%, 05/15/11	50,000	55,986
MBNA Corp., Notes, 6.13%, 03/01/13	50,000	53,166
		173,660

Diversified Capital Markets–0.43%
Credit Suisse First Boston U.S.A. Inc., Global Notes, 6.13%, 11/15/11	10,000	10,838
J.P. Morgan Chase & Co., Global Sub. Notes, 6.75%, 02/01/11	50,000	56,238
		67,076

Electric Utilities–0.88%
Columbus Southern Power Co.–Series C, Sr. Unsec. Global Notes, 5.50%, 03/01/13	50,000	51,765
PPL Energy Supply LLC–Series A, Sr. Unsec. Global Notes, 6.40%, 11/01/11	15,000	16,124
PSE&G Power LLC, Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/12	10,000	11,285
7.75%, 04/15/11	50,000	58,996
		138,170

Food Retail–0.15%
Kroger Co. (The), Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/31	20,000	22,943

Forest Products–0.45%
Weyerhaeuser Co., Unsec. Unsub. Global Notes, 6.75%, 03/15/12	65,000	71,005

Household Products–0.70%
Colgate-Palmolive Co.–Series C, Medium Term Notes, 5.58%, 11/06/08	100,000	109,640

Integrated Oil & Gas–0.27%
Duke Energy Field Services Corp., Sr. Unsec. Notes, 8.13%, 08/16/30	35,000	42,890

INVESCO VIF – TOTAL RETURN FUND

	Principal Amount	Market Value

Integrated Telecommunication Services–2.44%
British Telecommunications PLC (United Kingdom), Global Bonds, 8.88%, 12/15/30	$10,000	$13,085
Deutsche Telekom International Finance B.V. (Netherlands), Unsec. Gtd. Unsub. Global Bonds, 8.75%, 06/15/30	50,000	63,682
France Telecom S.A. (France), Sr. Unsec. Global Notes, 9.75%, 03/01/31	10,000	13,219
GTE Northwest, Inc.–Series D, Unsec. Deb., 5.55%, 10/15/08(b)	100,000	108,252
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	60,000	58,097
Verizon Global Funding Corp., Sr. Unsec. Global Notes, 6.13%, 06/15/07	100,000	109,406
Verizon Global Funding Corp., Sr. Unsec. Unsub. Global Notes, 7.25%, 12/01/10	15,000	17,253
		382,994

Investment Banking & Brokerage–1.55%
Goldman Sachs Group, Inc. (The), Global Notes, 4.75%, 07/15/13	70,000	67,911
Lehman Brothers Holdings Inc., Unsec. Unsub. Global Notes, 3.50%, 08/07/08	50,000	49,563
Merrill Lynch & Co., Inc.–Series B, Medium Term Notes, 5.30%, 09/30/15	10,000	10,038
Morgan Stanley, Sr. Unsec. Unsub. Global Notes, 5.30%, 03/01/13	50,000	50,720
Telecom Italia Capital (Luxembourg)–Series B, Gtd. Notes, 5.25%, 11/15/13 (Acquired 10/22/03; Cost $64,832)(c)	65,000	65,218
		243,450

Movies & Entertainment–0.22%
Time Warner Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.63%, 04/15/31	30,000	34,597

Municipalities–0.41%
Illinois (State of); Unlimited Tax Pension Series 2003 GO, 5.10%, 06/01/33(d)	70,000	64,363

Other Diversified Financial Services–1.31%
Capital One Bank, Sub. Notes, 6.50%, 06/13/13	25,000	26,380
Citigroup Inc., Sr. Unsec. Global Notes, 4.13%, 06/30/05	100,000	103,459
Unsec. Sub. Global Notes, 4.88%, 05/07/15	20,000	19,556
Pemex Project Funding Master Trust, Unsec. Gtd. Unsub. Global Notes, 8.00%, 11/15/11	50,000	56,000
		205,395

Packaged Foods & Meats–0.23%
Kraft Foods Inc., Sr. Unsec. Notes, 5.25%, 10/01/13	35,000	35,335

Real Estate–0.35%
Simon Property Group, L.P., Unsec. Unsub. Global Notes, 6.35%, 08/28/12	50,000	54,166

	Principal Amount	Market Value

Regional Banks–0.29%
PNC Funding Corp., Bonds, 5.25%, 11/15/15	$45,000	$44,688

Sovereign Debt–0.36%
United Mexican States (Mexico), Global Notes, 7.50%, 01/14/12	50,000	56,450

Specialized Finance–0.16%
National Rural Utilities Cooperative Finance Corp.,–Series C, Medium Term Global Notes, 8.00%, 03/01/32	20,000	24,776

Thrifts & Mortgage Finance–0.25%
Washington Mutual, Inc., Unsec. Notes, 4.00%, 01/15/09	40,000	39,754

Wireless Telecommunication Services–0.04%
AT&T Wireless Services Inc., Sr. Unsec. Unsub. Global Notes, 8.75%, 03/01/31	5,000	6,159
Total Bonds & Notes (Cost $1,960,132)		2,031,927

U.S. Government Agency Securities–16.27%

Federal Home Loan Mortgage Corp. (FHLMC)–1.84%
Pass Through Ctfs., 4.00%, 12/15/11	55,000	56,335
Unsec. Global Notes,
4.25%, 06/15/05	150,000	155,660
6.25%, 07/15/32	70,000	76,192
		288,187

Federal National Mortgage Association (FNMA)–13.06%
Pass Through Ctfs.,
5.00%, 01/01/17	326,886	333,925
4.50%, 05/01/18 to 06/01/18	1,145,974	1,148,961
4.47%, 12/01/33	25,000	25,383
Unsec. Global Notes, 7.00%, 07/15/05	500,000	539,980
		2,048,249

Government National Mortgage Association (GNMA)–1.37%
Pass Through Ctfs., 5.00%, 11/15/17	208,758	214,236
Total U.S. Government Agency Securities (Cost $2,553,462)		2,550,672

INVESCO VIF – TOTAL RETURN FUND

	Principal Amount	Market Value

U.S. Treasury Securities–2.34%

U.S. Treasury Bonds–0.74%
6.00%, 02/15/26	$105,000	$116,533

U.S. Treasury Notes–1.60%
1.63%, 04/30/05	250,000	250,820
Total U.S. Treasury Securities (Cost $368,254)		367,353

	Shares
Money Market Funds–4.34%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $680,734)(e)	680,734	680,734
TOTAL INVESTMENTS–99.56% (Cost $14,469,954)		15,606,649
OTHER ASSETS LESS LIABILITIES–0.44%		68,856
NET ASSETS–100.00%		$15,675,505

Investment Abbreviations:

Ctfs. – Certificates
Deb. – Debentures
GO – General Obligation Bonds
Gtd. – Guaranteed
Sr. – Senior
Sub. – Subordinated
Unsec. – Unsecured
Unsub. – Unsubordinated

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Principal and interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(c)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this securities at 12/31/03 represented 0.42% of the Fund’s net assets. This security is considered to be illiquid.
(d)	Interest on this security is taxable income to the Fund.
(e)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TOTAL RETURN FUND

Statement of Assets and Liabilities

December 31, 2003

Statement of Operations

For the year ended December 31, 2003

Assets:
Investments, at market value (cost $13,789,220)	$14,925,915
Investments in affiliated money market funds (cost $680,734)	680,734
Receivables for:
Investments sold	18,877
Capital stock sold	38,235
Dividends and interest	63,527
Expense reimbursements (Note 2)	20,143
Investment for deferred compensation and retirement plans	3,665
Total assets	15,751,096

Liabilities:
Payables for:
Investments purchased	23,103
Capital stock reacquired	30,438
Deferred compensation and retirement plans	3,917
Accrued transfer agent fees	477
Accrued operating expenses	17,656
Total liabilities	75,591
Net assets applicable to shares outstanding	$15,675,505

Net assets consist of:
Capital (par value and additional paid-in)	$16,953,396
Undistributed net investment income	240,708
Undistributed net realized gain (loss) from investment securities	(2,655,294)
Unrealized appreciation of investment securities	1,136,695
$15,675,505
Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	1,236,561
Net asset value per share	$12.68

Investment income:
Interest	$231,478
Dividends (net of foreign withholding tax of $1,508)	188,182
Dividends from affiliated money market funds	3,280
Total investment income	422,940

Expenses:
Advisory fees	113,552
Administrative services fees	50,122
Custodian fees	11,207
Transfer agent fees	5,092
Professional fees	25,976
Directors' fees	9,175
Other	10,635
Total expenses	225,759
Less: Fees waived and expense offset arrangements	(51,715)
Net expenses	174,044
Net investment income	248,896

Realized and unrealized gain from investment securities:
Net realized gain from investment securities	591,762
Change in net unrealized appreciation of investment securities	1,524,638
Net gain from investment securities	2,116,400
Net increase in net assets resulting from operations	$2,365,296

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TOTAL RETURN FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income	$248,896	$383,526
Net realized gain (loss) from investment securities	591,762	(1,643,248)
Change in net unrealized appreciation (depreciation) of investment securities	1,524,638	(1,166,405)
Net increase (decrease) in net assets resulting from operations	2,365,296	(2,426,127)
Distributions to shareholders from net investment income	(378,364)	(431,964)
Share transactions–net	(1,363,161)	(5,261,483)
Net increase (decrease) in net assets	623,771	(8,119,574)

Net assets:
Beginning of year	15,051,734	23,171,308
End of year (including undistributed net investment income of $240,708 and $375,898 for 2003 and 2002, respectively)	$15,675,505	$15,051,734

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TOTAL RETURN FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Total Return Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek a high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

INVESCO VIF – TOTAL RETURN FUND

D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.15%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the adviser has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any). For the year ended December 31, 2003, the advisor waived fees of $51.

During the year ended December 31, 2003, IFG reimbursed fees of $51,395. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, the reimbursement that may potentially be made by the Fund to IFG which will expire during the calendar year ended 2005 was $24,634 and expiring during the calendar year ended 2006 was $51,051. During the year ended December 31, 2003, the Fund made no reimbursements to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $50,122 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for period ending December 31, 2003.

Fund	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$ —	$3,822,023	$(3,141,289)	$ —	$680,734	$3,280	$ —

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $269 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $269.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a

INVESCO VIF – TOTAL RETURN FUND

loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first serve basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, the Fund did not participate in securities lending transactions.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Distributions paid from ordinary income	$378,364	$431,964

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$243,386
Unrealized appreciation—investments	1,121,726
Temporary book/tax differences	(2,678)
Capital loss carryforward	(2,634,336)
Post-October capital loss deferral	(5,989)
Capital (par value and additional paid-in)	16,953,396
Total net assets	$15,675,505

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund utilized $113,287 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2008	$1,461,358
December 31, 2010	1,172,978
Total capital loss carryforward	$2,634,336

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $16,574,405 and $18,096,278, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,294,297
Aggregate unrealized (depreciation) of investment securities	(172,571)
Net unrealized appreciation of investment securities	$1,121,726
Cost of investments for tax purposes is $14,484,923.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trust reclassifications on December 31, 2003, undistributed net investment income was decreased by $5,722 and undistributed net realized gains increased by $5,722. This reclassification had no effect on the net assets of the Fund.

INVESCO VIF – TOTAL RETURN FUND

NOTE 11—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold	176,152	$2,071,718	473,475	$5,637,797
Issued as reinvestment of dividends	30,464	378,364	38,885	431,964
Reacquired	(325,180)	(3,813,243)	(976,733)	(11,331,244)
	(118,564)	$(1,363,161)	(464,373)	$(5,261,483)

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001	2000	1999
Net asset value, beginning of period	$11.11		$12.74	$13.21	$15.58	$16.58
Income from investment operations:
Net investment income	0.23		0.37	0.19	0.33	0.41
Net gains (losses) on securities (both realized and unrealized)	1.65		(1.67)	(0.38)	(0.73)	(0.98)
Total from investment operations	1.88		(1.30)	(0.19)	(0.40)	(0.57)
Less distributions:
Dividends from net investment income	(0.31)		(0.33)	(0.28)	(0.06)	(0.37)
Distributions from net realized gains	—		—	—	(1.91)	(0.06)
Total distributions	(0.31)		(0.33)	(0.28)	(1.97)	(0.43)
Net asset value, end of period	$12.68		$11.11	$12.74	$13.21	$15.58
Total return(a)	16.98%		(10.22)%	(1.47)%	(2.17)%	(3.40)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$15,676		$15,052	$23,171	$19,851	$27,739
Ratio of expenses to average net assets:
With fee waivers	1.15	%(b)	1.15%	1.15%	1.21%	1.17%
Without fee waivers	1.49	%(b)	1.34%	1.31%	1.44%	1.17%
Ratio of net investment income to average net assets	1.64	%(b)	1.86%	2.02%	2.38%	2.14%
Portfolio turnover rate	115%		61%	82%	103%	36%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for the periods shown.
(b)	Ratios are based on average daily net assets of $15,140,309.

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

INVESCO VIF – TOTAL RETURN FUND

NOTE 13—Legal Proceedings—continued

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – TOTAL RETURN FUND

NOTE 14—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. (the “distributor”) will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – TOTAL RETURN FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Total Return Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – TOTAL RETURN FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – TOTAL RETURN FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended December 31, 2003, 54.40% is eligible for the dividends received deduction for corporations.

Required State Income Tax Information

Of the ordinary dividends paid, 0.43% was derived from U.S. Treasury Obligations.

INVESCO VIF – TOTAL RETURN FUND

INVESCO VIF-Utilities Fund

December 31, 2003

Annual Report

INVESCO VIF-UTILITIES FUND seeks capital growth

and current income.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF–Utilities Fund

Fund posts double-digit returns as electric utilities rebound

INVESCO VIF-Utilities Fund finished the fiscal year ended December 31, 2003, with a total return of 17.47%. Although positive, the utilities sector’s results underperformed the more economically sensitive segments of the market—those which are affected more strongly by changes in the economic climate. By comparison, the S&P 500 Index, which is often used as a broad-based measure of U.S. stock market performance and which has only about 3% in utility stocks, returned 28.67% for the same period.

Market conditions

Amid a backdrop of generally improving economic conditions, the S&P 500 Index declined at the beginning of 2003, dropping to its lowest level of the year on March 11. The index then rallied, posting a gain of 28.67% for the year, as noted.

During this rally, the United States and its allies took military action against Iraq and toppled the regime of Saddam Hussein. The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003. As of the close of the year, approximately 64% of the companies in the S&P 500 had reported third-quarter earnings that exceeded analysts’ expectations while approximately 20.5% had reported earnings that met those estimates. The job market, while improving, continued to be weak, however, as the nation’s unemployment rate stood at 5.7% at the close of the year.

For the first half of the year, the Federal Reserve (the Fed) kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, its lowest level since 1958. At the time, the Fed said it favored a more expansive monetary policy because the economy had not yet exhibited sustainable growth. By October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak.

All sectors of the S&P 500 recorded gains for the fiscal year. Information technology, materials and consumer discretionary were the top-performing sectors while telecommunication services, consumer staples and health care were the weakest-performing sectors.

Small- and mid-cap stocks generally outperformed large-cap stocks for the year. The performance of growth and value stocks was similar, although mid-cap growth stocks generally outperformed their value counterparts.

Your fund

The industry that made the largest positive contributions to fund performance for the fiscal year was electric utilities. In addition to being the fund’s largest industry exposure, electric utilities enjoyed one-year returns of more than 25% for the period, in part because they benefited from the change in tax law that reduced taxes on corporate dividends.

The second largest positive-contributing industry was the multi-utilities and unregulated power category. Stock-specific factors, rather than any single issue, accounted for the returns in this industry, which was the fund’s second-largest industry weighting.

Positive contributions also came from diversified telecommunication services, the fund’s third-largest industry exposure. However, the industry’s returns were hampered by a regulatory ruling that left the regional Bell operating companies (RBOCs) in an unfavorable competitive situation. The Federal Communications Commission ruled that it would continue to make the RBOCs lease their network infrastructure to competitors at wholesale rates. The impact on fund holdings SBC Communications and Verizon negatively affected fund results. Consequently, we decided to decrease the fund’s exposure to diversified telecommunications and increase exposure to electric utilities.

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP INDUSTRIES* as of 12/31/03		TOP COUNTRIES* as of 12/31/03
1. Entergy Corp.	4.5%	1. Electric Utilities	61.1%	1. U.S.A.	81.4%
2. Dominion Resources, Inc.	4.4	2. Multi-Utilities & Unregulated Power	14.5	2. Spain	4.5
3. Exelon Corp.	4.3	3. Integrated Telecommunication Services	8.2	3. United Kingdom	4.1
4. FPL Group, Inc.	4.1	4. Gas Utilities	6.8	4. Germany	2.3
5. Ameren Corp.	3.7	5. Water Utilities	2.4	5. Italy	1.5
6. Public Service Enterprise Group Inc.	3.7	6. Wireless Telecommunication Services	1.2	6. Hong Kong	0.5
8. PPL Corp.	3.3	TOTAL NUMBER OF HOLDINGS*	50	7. Greece	0.2
9. SCANA Corp.	3.1	TOTAL NET ASSETS	$62.5 million
10. Cinergy Corp.	3.0

Portfolio Manager

As of 12/31/03

John S. Segner

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF–Utilities Fund

We also decreased the fund’s fixed-income exposure as equity returns improved.

Holdings that were top contributors to fund performance for the year included electric power and natural gas distributor Exelon and utility holding company Entergy. Both are large nuclear operators, so the rising price of natural gas expanded margins for their operations, leading to strong balance sheets, and we were pleased with the quality of the companies’ fundamentals.

Public Service Enterprise Group, another top contributor, is a generator and distributor of electric power and natural gas that has improved its risk profile and is making a successful transition to a competitive environment. On the other hand, DTE Energy underper-formed, following delays on its application to regulators for a cost recovery rate increase.

In closing

During the fiscal year ended December 31, 2003, INVESCO VIF-Utilities Fund continued to pursue capital growth and current income by investing primarily in securities of companies engaged in utilities-related industries. We also increased the fund’s exposure to international stocks where we found favorable regulatory environments, favorable demand/supply dynamics, and attractive dividend yields. We continued to focus on company fundamentals and growth prospects when selecting securities.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (12/30/94)	4.69%
5 Years	-4.52
1 Year	17.47

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisorfor more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

The fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

Investing in small and mid-size companies involves risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

Portfolio turnover is greater than most funds, which may affect performance.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

RESULTS OF A $10,000 INVESTMENT

12/30/94–12/31/03

Index data from 12/31/94

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Domestic Common Stocks–80.83%

Electric Utilities–52.56%
Ameren Corp.	50,900	$2,341,400
American Electric Power Co., Inc.	30,400	927,504
Cinergy Corp.	48,300	1,874,523
Consolidated Edison, Inc.	37,800	1,625,778
Dominion Resources, Inc.	43,000	2,744,690
DTE Energy Co.	11,700	460,980
Edison International	42,100	923,253
Entergy Corp.	48,800	2,787,944
Exelon Corp.	40,512	2,688,376
FirstEnergy Corp.	28,200	992,640
FPL Group, Inc.	39,600	2,590,632
PG&E Corp.(a)	56,900	1,580,113
Pinnacle West Capital Corp.	15,200	608,304
PNM Resources Inc.	27,400	769,940
PPL Corp.	47,800	2,091,250
Progress Energy, Inc.	40,000	1,810,400
Puget Energy, Inc.	61,800	1,468,986
Southern Co. (The)	72,900	2,205,225
TXU Corp.	24,500	581,140
Wisconsin Energy Corp.	19,000	635,550
Xcel Energy, Inc.	67,400	1,144,452
		32,853,080

Electrical Components & Equipment–0.31%
General Cable Corp.(a)	23,500	191,525

Gas Utilities–5.36%
KeySpan Corp.	44,300	1,630,240
NiSource Inc.	69,900	1,533,606
Sempra Energy	6,300	189,378
		3,353,224

Integrated Telecommunication Services–7.69%
BellSouth Corp.	63,040	1,784,032
CenturyTel, Inc.	20,500	668,710
SBC Communications Inc.	25,006	651,906
Verizon Communications Inc.	48,533	1,702,538
		4,807,186

Multi-Utilities & Unregulated Power–12.98%
Constellation Energy Group, Inc.	26,600	1,041,656
Duke Energy Corp.	70,000	1,431,500

	Shares	Market Value

Multi-Utilities & Unregulated Power–(Continued)
Energy East Corp.	34,500	$772,800
ONEOK, Inc.	27,700	611,616
Public Service Enterprise Group Inc.	52,600	2,303,880
SCANA Corp.	57,000	1,952,250
		8,113,702

Water Utilities–1.93%
Philadelphia Suburban Corp.	54,750	1,209,975
Total Domestic Common Stocks (Cost $45,432,633)		50,528,692
Foreign Stocks–13.09%

Germany–2.32%
E.ON A.G. (Electric Utilities)	22,250	1,448,113

Greece–0.22%
Public Power Corp. (Electric Utilities)	5,600	138,067

Hong Kong–0.45%
China Resources Power Holdings Co. Ltd. (Electric Utilities)(a)	608,400	284,076

Italy–1.50%
Enel S.p.A (Electric Utilities)	91,600	621,056
Snam Rete Gas S.p.A (Gas Utilities) (Acquired 10/13/03; Cost $286,100)(b)	74,100	313,187
		934,243

Spain–4.48%
Endesa, S.A. (Electric Utilities)	71,500	1,371,583
Iberdrola S.A. (Electric Utilities)	33,200	654,415
Red Electrica de Espana (Electric Utilities)	27,800	454,605
Telefonica, S.A. (Integrated Telecommunication Services)	22,000	322,123
		2,802,726

United Kingdom–4.12%
Centrica PLC (Gas Utilities)	156,300	588,845
Kelda Group PLC (Water Utilities)	37,400	313,188
National Grid Transco PLC (Multi-Utilities & Unregulated Power)	131,100	936,901
Vodafone Group PLC (Wireless Telecommunication Services)	296,900	734,209
		2,573,143
Total Foreign Stocks (Cost $6,927,710)		8,180,368

INVESCO VIF – UTILITIES FUND

	Principal Amount	Market Value
Bonds–0.57%
Public Service Electric & Gas Co. (Electric Utilities)–Series PP, Refunding First Mortgage Bonds, 6.50%, 05/01/04 (Cost $354,784)(c)	$352,000	$357,572
	Shares
Money Market Funds–5.04%
INVESCO Treasurer's Series Money Market Reserve Fund (Cost $3,151,179)(d)	3,151,179	3,151,179
TOTAL INVESTMENTS—99.53% (Cost $55,866,306)		62,217,811
OTHER ASSETS LESS LIABILITIES—0.47%		292,611
NET ASSETS—100.00%		$62,510,422

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 12/31/03 represented 0.50% of the Fund's net assets.
(c)	Principal and interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(d)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – UTILITIES FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $52,715,127)	$59,066,632
Investments in affiliated money market funds (cost $3,151,179)	3,151,179
Receivables for:
Capital stock sold	231,332
Dividends and interest	97,990
Investment for deferred compensation and retirement plans	3,506
Total assets	62,550,639

Liabilities:
Payables for:
Capital stock reacquired	10,158
Deferred compensation and retirement plans	3,828
Accrued transfer agent fees	496
Accrued operating expenses	25,735
Total liabilities	40,217
Net assets applicable to shares outstanding	$62,510,422

Net assets consist of:
Capital (par value and additional paid-in)	$63,536,384
Undistributed net investment income	1,194,003
Undistributed net realized gain (loss) from investment securities, foreign currencies and foreign currency contracts	(8,572,625)
Unrealized appreciation of investment securities and foreign currencies	6,352,660
$62,510,422

Capital stock, $0.01 par value per share:
Authorized	100,000,000
Outstanding	4,826,030
Net asset value per share	$12.95

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $2,566)	$1,642,617
Dividends from affiliated money market funds	12,137
Interest	32,567
Total investment income	1,687,321

Expenses:
Advisory fees	258,226
Administrative services fees	124,050
Custodian fees	18,107
Transfer agent fees	5,311
Directors’ fees	9,682
Professional fees	28,159
Other	21,663
Total expenses	465,198
Less: Fees waived and expense offset arrangements	(800)
Net expenses	464,398
Net investment income	1,222,923

Realized and unrealized gain (loss) from investment securities, foreign currencies and foreign currency contracts:
Net realized gain (loss) from:
Investment securities	143,212
Foreign currencies	20,801
Foreign currency contracts	(21,161)
142,852
Change in net unrealized appreciation of:
Investment securities	6,183,820
Foreign currencies	1,155
6,184,975
Net gain from investment securities, foreign currencies and foreign currency contracts	6,327,827
Net increase in net assets resulting from operations	$7,550,750

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – UTILITIES FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002
Operations:
Net investment income	$1,222,923	$670,087
Net realized gain (loss) from investment securities, foreign currencies and foreign currency contracts	142,852	(7,796,821)
Change in net unrealized appreciation of investment securities, and foreign currencies	6,184,975	1,677,670
Net increase (decrease) in net assets resulting from operations	7,550,750	(5,449,064)
Distributions to shareholders from net investment income	(670,647)	(161,756)
Share transactions–net	24,426,328	15,867,421
Net increase in net assets	31,306,431	10,256,601

Net assets:
Beginning of year	31,203,991	20,947,390
End of year (including undistributed net investment income of $1,194,003 and $669,374 for 2003 and 2002, respectively)	$62,510,422	$31,203,991

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – UTILITIES FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Utilities Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – UTILITIES FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.60% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of the Class to 1.15%. Voluntary expense limitations may be modified or discontinued without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund, if any.) For the year ended December 31, 2003, the advisor waived fees of $263.

IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there are no reimbursement that may potentially be made by the Fund to IFG. During the year ended December 31, 2003, the Fund reimbursed IFG for previously reimbursed Fund expenses of $5,083.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $124,050 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Fund	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$22,568,994	$(19,417,815)	$—	$3,151,179	$12,137	$—

INVESCO VIF – UTILITIES FUND

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits from periodic overnight cash balances at the custodian. For the years ended December 31, 2003, the Fund received reductions in custodian fees of $537 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $537.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, there were no loans made by the Fund.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002
Distributions paid from ordinary income	$670,647	$161,756

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$1,195,827
Unrealized appreciation–investments	5,742,621
Temporary book/tax differences	(1,824)
Capital loss carryforward	(7,962,586)
Capital (par value and additional paid-in)	63,536,384
Total net assets	$62,510,422

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of corporate actions. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $1,155.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund utilized $44,672 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward
December 31, 2009	$826,994
December 31, 2010	7,135,592
Total capital loss carryforward	$7,962,586

INVESCO VIF – UTILITIES FUND

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $47,352,623 and $23,608,424, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,189,728
Aggregate unrealized (depreciation) of investment securities	(448,262)
Net unrealized appreciation of investment securities	$5,741,466
Cost of investments for tax purposes is $56,476,345.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2003, undistributed net investment income (loss) was decreased by $27,647, undistributed net realized gains increased by $27,641 and paid in capital increased by $6. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Capital Stock Information

Changes in Shares Outstanding
	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount
Sold	3,270,616	$38,622,032	2,154,461	$25,731,149
Issued as reinvestment of dividends	53,910	670,647	14,497	161,756
Reacquired	(1,294,779)	(14,866,351)	(859,909)	(10,025,484)
	2,029,747	$24,426,328	1,309,049	$15,867,421

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001	2000	1999
Net asset value, beginning of period	$11.16		$14.08	$21.06	$20.97	$17.78
Income from investment operations:
Net investment income	0.33	(a)	0.19	0.00	0.17	0.22
Net gains (losses) on securities (both realized and unrealized)	1.60		(3.05)	(6.83)	0.87	3.17
Total from investment operations	1.93		(2.86)	(6.83)	1.04	3.39
Less distributions:
Dividends from net investment income	(0.14)		(0.06)	(0.07)	(0.03)	(0.20)
Distributions from net realized gains	—		—	(0.08)	(0.92)	—
Total distributions	(0.14)		(0.06)	(0.15)	(0.95)	(0.20)
Net asset value, end of period	$12.95		$11.16	$14.08	$21.06	$20.97
Total return(b)	17.38%		(20.32)%	(32.41)%	5.28%	19.13%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$62,510		$31,204	$20,947	$12,300	$9,137
Ratio of expenses to average net assets	1.08	%(c)	1.15%	1.15%	1.22%	1.20%
Ratio of net investment income to average net assets	2.84	%(c)	2.59%	1.13%	0.94%	1.15%
Portfolio turnover rate	58%		102%	33%	50%	40%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)	Ratios are based on average daily net assets of $43,037,638.

INVESCO VIF – UTILITIES FUND

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), and the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

INVESCO VIF – UTILITIES FUND

NOTE 13—Legal Proceedings—continued

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

NOTE 14—Significant Events

On December 9, 2003, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Fund would acquire all of the assets of AIM V.I. Global Utilities Fund (“Selling Fund”), a series of AIM Variable Insurance Funds. As a result of the Plan, shareholders of the Selling Fund would receive shares of the Fund in exchange for their shares of the Selling Fund, and the Selling Fund would cease operations. The Plan requires approval of the Selling Fund’s shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on March 26, 2004. If the Plan is approved by shareholders of the Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.

In addition, the following proposals, approved by the Board of Directors on December 9, 2003, will be put to a Fund shareholder vote on March 6, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan or Reorganization (the “Reorganization”) that provides for the Redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – UTILITIES FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Utilities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Utilities Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – UTILITIES FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Interested Persons
Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None
Independent Directors
Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None
James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None
Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.
Larry Soll, Ph.D. — 1942 Director	1997	Retired	None
[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – UTILITIES FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director
Other Officers
Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A
Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A
Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A
Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A
Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A
Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A
Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended December 31, 2003, 99.56% is eligible for the dividends received deduction for corporations.

INVESCO VIF – UTILITIES FUND

ITEM 2.    CODE OF ETHICS.

As of the end of the period covered by the report, Registrant had adopted a code of ethics (the “Code”) that applied to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. During the period covered by this report, Registrant did not grant any waiver, and does not believe it granted an implicit waiver, from a provision of the Code that is applicable to the PEO and PFO. However, it should be noted that Raymond Cunningham was the PEO of Registrant on October 31, 2003. Since the end of the period covered by this report, the Securities Exchange Commission, the New York State Attorney General’s Office and the Colorado Attorney General’s Office filed civil actions against INVESCO Funds Group, Inc. and Raymond Cunningham alleging violations of various federal and state laws due to selectively permitting market timing.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Boards of Directors (the “Board”) of INVESCO Variable Investment Funds, Inc. (the “Fund”) was, as of the end of the period covered by this report, composed of three of the Fund’s directors who were not affiliated with the Funds’ investment adviser (INVESCO Funds Group, Inc. [“INVESCO”]) as of the end of the period covered by this report. Each of these Committee members is independent. The Board previously determined that each of the Committee members is “financially literate”.

Under the Sarbanes-Oxley Act, the Fund is required to disclose either (1) that the Board has determined that at least one “audit committee financial expert” is serving on the Audit Committee or that (2) it does not have such an audit committee financial expert. If the Board determines that it does not have an audit committee financial expert, then it must disclose this fact and explain the reasons therefor. The Board determined that none of the members of the Audit Committee meets the technical requirements of the definition of an “audit committee financial expert”. The Fund does not have an “audit committee financial expert” because the Board, based on its previous determination also determined that for the following reasons it is not necessary for registered investment companies such as the Fund, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.	The financial statements of and accounting principles applying to registered investment companies such as the Fund are relatively simple, straightforward and transparent compared to operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 and computed daily), accrual of expenses, allocation of joint expenses shared with other entities such as insurance premiums and disclosures of all related party transactions. Equally important is knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity such as sophisticated derivative transactions and special purpose entities are present in financial reporting for registered investment companies.

2.	During the years that the Fund has been filing financial reports under the 1940 Act since its inception, there has never been a requirement for a financial report or statement to be restated.

3.	The members of the Audit Committee have the experience of a significant number of years serving on this Audit Committee. In the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, the members have an understanding of: the relevant generally accepted accounting principles governing the Fund’s financial statements; tax laws applicable to the Funds; the Fund’s internal accounting controls; and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the Fund.

4.	The Audit Committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees Billed by PricewaterhouseCoopers LLC (“PwC”) Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant in 2003	Percentage of Fees Billed Applicable to Non-Audit Services Provided in 2003 Pursuant to Waiver of Pre-Approval Requirement(1)(2)	Fees Billed for Services Rendered to the Registrant in 2002	Percentage of Fees Billed Applicable to Non-Audit Services Provided in 2002 Pursuant to Waiver of Pre-Approval Requirement(1)(2)
Audit Fees	$240,566	N/A	$196,700	N/A
Audit-Related Fees(3)	$0	0%	$508	N/A
Tax Fees(4)	$37,700	0%	$33,180	N/A
All Other Fees(5)	$0	0%	$811	N/A

Total Fees	$278,266		$231,199	N/A
PwC billed the Registrant aggregate non-audit fees of $37,700 for the fiscal year ended 2003, and $34,499 for the fiscal year ended 2002, for non-audit services rendered to the Registrant.

(1)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

(3)	Audit-Related Fees for the fiscal year ended December 31, 2002 includes fees billed for completing agreed upon procedures to report on inter-fund lending.

(4)	Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax Fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns and consultation services.

(5)	All Other Fees for the fiscal year ended December 31, 2002 includes fees billed for services requested by the Registrant’s Board related to service fees paid to affiliates.

Fees Billed by PwC Related to INVESCO and INVESCO Affiliates

PwC billed INVESCO and INVESCO Affiliates aggregate fees for pre-approved non-audit services rendered to INVESCO and INVESCO Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to INVESCO and INVESCO Affiliates in 2003 That Were Required to be Pre-Approved by the Registrant’s Audit Committee(1)	Percentage of Fees Billed Applicable to Non-Audit Services Provided in 2003 Pursuant to Waiver of Pre-Approval Requirement(2)(3)	Fees Billed for Non- Audit Services Rendered to INVESCO and INVESCO Affiliates in 2002 That Were Required to be Pre-Approved by the Registrant’s Audit Committee(1)	Percentage of Fees Billed Applicable to Non-Audit Services Provided in 2002 Pursuant to Waiver of Pre-Approval Requirement(2)(3)
Audit-Related Fees	$0	0%	N/A	N/A
Tax Fees	$0	0%	N/A	N/A
All Other Fees	$0	0%	N/A	N/A

Total Fees	$0		N/A	N/A

PwC billed INVESCO and INVESCO Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $31,500 for the fiscal year ended 2002, for non-audit services rendered to INVESCO and INVESCO Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to INVESCO, and any entity controlling, controlled by or under common control with INVESCO that provides ongoing services to the Registrant (“INVESCO Affiliates”), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PwC’s independence. The Audit Committee determined that the provision of such services is compatible with PwC maintaining independence with respect the Registrant.

(1)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to INVESCO and INVESCO Affiliates.

(2)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the AIM Funds and the INVESCO Funds (the “Funds”)

Amended November 6, 2003

I.    Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Directors/Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II.    Delegation

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III.    Audit Services

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.    General Pre-Approval of Non-Audit Services

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

All Other Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.    Specific Pre-Approval of Non-Audit Services

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

VI.    Pre-Approval Fee Levels or Established Amounts

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII.    Procedures

On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment Company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.    CONTROLS AND PROCEDURES.

(a)	As of June 18, 2004, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to access the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 18, 2004, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR/A is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report on Form N-CSR/A that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 10.    EXHIBITS.

10(a)(1)	Code of Ethics.

10(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

10(a)(3)	Not applicable.

10(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	INVESCO Variable Investments Funds, Inc.

By:	/S/ Robert H. Graham
Robert H. Graham Principal Executive Officer

Date:	August 3, 2004

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investments Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ Robert H. Graham
Robert H. Graham Principal Executive Officer

Date:	August 3, 2004

By:	/S/ Sidney M. Dilgren
Sidney M. Dilgren Principal Financial Officer

Date:	August 3, 2004

EXHIBIT INDEX

10(a)(1)	Code of Ethics.

10(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

10(a)(3)	Not applicable.

10(b)	Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.